                                                                   Exhibit 10.22


                                  Schedules to

                               SE Asia and Indian

                                   Ocean CMA

                                                                   Exhibit 10.22

                        FIRST SUPPLEMENTAL AGREEMENT TO:

                      THE SOUTH EAST ASIA AND INDIAN OCEAN

                           CABLE MAINTENANCE AGREEMENT

This First Supplemental Agreement which shall become effective on the first day of December, 1986 made between the following Parties:-

MAINTENANCE AUTHORITIES

COMMUNICATIONS AUTHORITY OF THAILAND (CAT) - having its principal office at 12/46-48 Chaengwattana Road, Bangkok 10002 (herein called "CAT" which expression shall include its successors).

CABLE AND WIRELESS (HONG KONG) LIMITED - having its registered office at New Mercury House, 22 Fenwick Street, Hong Kong (herein called "CWHK" which expression shall include its successors).

EASTERN TELECOMMUNICATIONS PHILIPPINES, INC. - with principal offices at Telecoms Plaza, Sen. Gil J. Puyat Avenue, Makati, Metro Manila (herein called "ETPI" which expression shall include its successors).

INTERNATIONAL TELECOMMUNICATION DEVELOPMENT CORPORATION - having its principal office at 31, Ai Kuo East Road, Taipei (herein called "ITDC" which expression shall include its successors).

JABATAN TELEKOM MALAYSIA on behalf of the Government of Malaysia - having its principal office at Bukit Mahkamah, 50672 Kuala Lumpur (herein called "JTM" which expression shall include its successors).

KOKUSAI DENSHIN DENWA CO., LTD. - having its principal office at No. 3-2, Nishi-Shinjuku 2-Chome, Shinjuku-ku in the city of Tokyo (herein called "KDD" which expression shall include its successors).

OFFICE DES POSTES ET TELECOMMUNICATIONS - having its registered office at Boulevard de la Republique, Djibouti, Republique de la Djibouti (herein called "OPT" which expression shall include its successors).

OVERSEAS TELECOMMUNICATIONS SERVICES - having its registered office at OTS Building, Duke Street, Colombo 1, Sri Lanka (herein called "OTS" which expression shall include its successors).

OVERSEAS TELECOMMUNICATIONS COMMISSION (AUSTRALIA) - having its principal office at 32-36 Martin Place, Sydney, in the State of New South Wales (herein called "OTC(A)" which expression shall include its successors).

P.T.(PERSERO) INDONESIAN SATELLITE CORPORATION - a government owned enterprise for international telecommunication of the Republic of Indonesia, having its registered office at Jalan Medan Merdeka, Barat 21, Jakarta (herein called "INDOSAT" which expression shall include its successors).

THE TELECOMMUNICATION AUTHORITY OF SINGAPORE - having its registered office at Comcentre, 31 Exeter Road, Singapore 0923 (herein called TELECOMS which expression shall include its successors).

VIDESH SANCHAR NIGAM LIMITED - having its registered office at Videsh Sanchar Bhavan, Mahatma Gandhi Road, Bombay - 400 001, India (herein called "VSNL" which expression shall. include its successors).

FACILITY PROVIDERS

ASEAN CABLESHIP PRIVATE LIMITED - having its principal office at 375 Tanjong Katong Road, Singapore 1543, Republic of Singapore (herein called "ACPL" which expression shall include its successors).

CABLE AND WIRELESS (MARINE) LIMITED - having its registered office at Mercury House, Theobalds Road, London WCIX 8RX, (herein called "CWM" which expression shall include its successors).

SEMBAWANG CABLE DEPOT PRIVATE LTD - having its registered office at 24 Raffles Place, 23-01 Clifford Centre, Singapore, 0104 (herein called "SDPL" which expression shall include its successors).

                                   WITNESSETH

WHEREAS under various Construction and Maintenance Agreements CAT, CWHK, ETPI, ITDC, JTM, KDD, OPT, OTS, OTC(A), INDOSAT, TELECOMS and VSNL (hereinafter called "Maintenance Authorities") are responsible for the maintenance and repair of the submersible plant of certain submarine telecommunications cable systems in the South East Asia and Indian Ocean areas.

WHEREAS ACPL, CWM and SDPL (hereinafter called "Facility Providers") and the Maintenance Authorities are parties to and have entered into an Agreement entitled "The South East Asia and Indian Ocean Cable Maintenance Agreement" (hereinafter called "SEAIOCMA") made as at the first day of June, 1986.

WHEREAS under SEAIOCMA, ACPL and CWIM in their separate capacities as Cableship Operators, make available two Cableships namely the C.S. Retriever and the C.S. Cable Enterprise respectively to the Maintenance Authorities for the repair and maintenance of such submarine telecommunications cables as are listed in Schedule B1 of SEAIOCMA.

WHEREAS under SEAIOCMA, SDPL which owns and operates a cable depot located at Sembawang Singapore, makes available the Cable Depot to the Maintenance Authorities for the storage of spare submersible plant for the repair and maintenance of such submarine telecommunications cable systems as are listed in Schedule B1 of SEAIOCMA.

WHEREAS under SEAIOCHA the Maintenance Authorities are responsible for making certain payments to the Facility Providers in respect of the services provided thereunder and the Facility Providers are entitled to charge interest on any bill for the period that payment of any such bill remains overdue.

WHEREAS the Parties to SEAIOCMA recognize that the Maintenance Authorities might on occasion be prevented from making such payments due to certain circumstances outside their reasonable control and the Parties wish to incorporate a provision in SEAIOCMA to take into account this eventuality.

NOW THEREFORE the Parties agree with one another as follows:-

1.    The following clause shall be incorporated as new clause 21(m) in
      SEAIOCMA:

      (m) In the event that a Maintenance Authority is prevented, for reasons of fire, flooding or any other such acts of god beyond its control, from making payment upon the due date as defined in Clauses 21(g) or 21(1) then the interest normally applicable as defined in Clause 21(h) shall not apply for the period for which the Maintenance Authority is so prevented from making the said payment.

2. The provisions of this First Supplemental Agreement shall come into effect on the first day of December, 1986.

3. Except as herein amended by this First Supplemental Agreement. all the terms, covenants, provisions and conditions set out and provided in SEAIOCMA which entered into effect on the first day of June, 1986 shall continue to apply and shall remain in full force and effect between the Parties.

4. This First Supplemental Agreement shall be executed by each of the Parties in fifteen (15) counterparts and each thereof when so executed and delivered shall be an original and such parts shall together (as well as separately) constitute one and the same instrument.

IN WITNESS WHEREOF the Parties have severally subscribed these presents or caused them to be subscribed in their names and on their behalf by their officers thereunto. duly authorized.

For and on behalf of                                        Attest       Date
ASEAN CABLESHIP PRIVATE LTD


___________________________                                 ______       ____

For and on behalf of                                        Attest
COMMUNICATIONS AUTHORITY OF THAILAND


___________________________                                 ______       ____

For and on behalf of                                        Attest       Date
CABLE AND WIRELESS (HONG KONG)LTD


___________________________                                 ______       ____

For and on behalf of                                        Attest
CABLE AND WIRELESS (MARINE)LTD


___________________________                                 ______       ____

For and on behalf of                                        Attest
EASTERN TELECOMMUNICATIONS
PHILLIPPINES INC.


___________________________                                 ______       ____

For and on behalf of                                        Attest
INTERNATIONAL TELECOMMUNICATION
DEVELOPMENT CORPORATION


___________________________                                 ______       ____

For and on behalf of                                        Attest
JABATAN TELEKOM MALAYSIA


___________________________                                 ______       ____

For and on behalf of                                        Attest       Date
KOKUSAI DENSHIN DENWA CO., LTD.


___________________________                                 ______       ____

For and on behalf of                                        Attest
OVERSEAS TELECOMMUNICATIONS SERVICES


___________________________                                 ______       ____

For and on behalf of                                        Attest
OFFICE DES POSTES ET TELECOMMUNICATIONS


___________________________                                 ______       ____

For and on behalf of                                        Attest
OVERSEAS TELECOMMUNICATIONS COMMISSION
(AUSTRALIA)


___________________________                                 ______       ____

For and on behalf of                                        Attest
P.T.(PERSERO) INDONESIAN
SATELLITE CORPORATION


___________________________                                 ______       ____

For and on behalf of                                        Attest       Date
SEMBAWANG CABLE DEPOT PRIVATE LIMITED


___________________________                                 ______       ____

For and on behalf of                                        Attest
THE TELECOMMUNICATION AUTHORITY OF
SINGAPORE


___________________________                                 ______       ____

For and on behalf of                                        Attest
VIDESH SANCHAR NIGAM LTD.


___________________________                                 ______       ____

31, Exeter Road                           Telegraphic Address: Telecom Singapore
Singapore 0923
Republic of Singapore

Telecoms

Date: 18th September 1987                 Your Ref:
                                          Our Ref: RE S3/55 Vol. 17

To: Parties shown in the attached lists

Dear Sirs

1ST SUPPLEMENTAL AGREEMENT TO THE SOUTH-EAST-ASIA AND INDIAN OCEAN CABLE MAINTENANCE AGREEMENT (SEAIOCMA)

      We refer to the 3rd South-East-Asia and Indian ocean Cable Maintenance Agreement (SEAIOCMA) Management Committee Meeting held between 11 May to 12 May 87 in Jakarta, and to paragraph 11 of the minutes thereof, wherein we sought clarification on the ambit of Clause 1 of the above Supplemental Agreement.

2 The explanation as given to us therein was that the said provision is intended to deal with a situation where, as a result of anyone of those causes, records of the Maintenance Authority were destroyed making it unable to make the required payment until it had been furnished with the replacement of the bill etc. by the Facility Providers. It is during this interim period that interest on the deferred payment should not be paid by the Maintenance Authority. We have, on the basis that the explanation will be binding on all the parties, proceeded to sign this Supplemental Agreement as a signatory.

3 As also agreed therein, a copy of this letter of ours will be attached to each counterpart of this Supplemental Agreement.

Yours faithfully


for & on behalf of Telecoms

      1)     Cable and Wireless (Hong Kong) Limited
             New Mercury House
             22 Fenwick Street
             Wanchai
             Hong Kong

       2) International Telecommunication Development Corporation 31 Aikuo East Road
             Taipei
             Taiwan

      3)     Kokusai Denshin Denwa Co Ltd
             3-2  Nishi-Shinjuku 2-Chome
             Shinjuku-Ku
             Tokyo 163
             Japan

       4)    Communications Authority of Thailand (CAT)
             Submarine Cable Division, CAT
             12/46-48 Cheangwattana Road
             Bangkok 10002
             Thailand

       5)    Syarikat Telekom Malaysia Berhad
             Locked Bag 5005
             15th Floor, Bukota Building
             Jalan Pantai Baru
             59990 Kuala Lumpur
             Malaysia

       6)    ASEAN Cableship Pte Ltd
             375 Tanjong Katong Road
             Singapore 1543

       7)    Eastern Telecommunications Philippines Inc
             Telecoms Plaza
             Sen. Gil J. Puyat Avenue
             Makati
             Metro Manila
             Philippines

       8)    PT. (Persero) Indosat
             Jalan Medan Merdeka Barat No. 21
             Jakarta
             Indonesia

       9)    Overseas Telecommunications Commission (Australia)
             32-36, Martin Place
             Sydney 2001
             Australia

       10)   Overseas Telecommunications Services
             OTS Building
             Duke Street
             Colombo 1
             Sri Lanka

       11)   Videsh Sanchar Nigam Limited
             Videsh Sanchar Bhavan
             Mahatma Gandhi Road
             Bombay - 400 001
             India

       12)   Office des Postes et Telecommunications
             Boulevard de la Republique
             Djibouti
             Republique de la Djibouti

       13)   Cable and Wireless (Marine) Ltd
             Mercury House
             Theobalds Road
             London WC1X BRX
             England

      (14)   Sembawang Cable Depot Pte Ltd
             24 Raffles Place
             #23-01 Clifford Centre
             Singapore 0104

                           NINTH DOCUMENT OF ACCESSION

                                     TO THE

                     SOUTH EAST ASIA AND INDIAN OCEAN CABLE

                              MAINTENANCE AGREEMENT

         Certified as a true and accurate copy of the NINTH DOCUMENT OF
             ACCESSION to the SOUTH EAST ASIA AND INDIAN OCEAN CABLE
                              MAINTENANCE AGREEMENT


Chairman
SEAIOCMA Management Committee
1997

                           NINTH-DOCUMENT OF ACCESSION
                     TO THE SOUTH EAST ASIA AND INDIAN OCEAN
                           CABLE MAINTENANCE AGREEMENT

This document of accession is made as at the 12th day of September, 1997 between the Parties to the South East Asia and Indian Ocean Cable Maintenance Agreement as listed below and hereinafter referred to as the Parties

ASEAN CABLESHIP PRIVATE LTD
CABLE AND WIRELESS (MARINE) LTD
HONG KONG TELECOM INTERNATIONAL LTD
INTERNATIONAL DIGITAL COMMUNICATIONS INC
INTERNATIONAL TELECOMMUNICATION DEVELOPMENT CORPORATION
JABATAN TELEKOM OF BRUNEI DARUSSALAM
KOKUSAI DENSHIN DENWA CO, LTD
KOREA TELECOM
OFFICE DES POSTES ET TELECOMMUNICATIONS
PHILIPPINE LONG DISTANCE TELEPHONE COMPANY
P.T. INDOSAT (PERSERO) Tbk
P.T. TELEKOMUNIKASI INDONESIA
SEMBAWANG CABLE DEPOT PRIVATE LIMITED
SINGAPORE TELECOMMUNICATIONS LIMITED
SRI LANKA TELECOM
TELEKOM MALAYSIA BERHAD
TELSTRA CORPORATION LIMITED
THE COMMUNICATIONS AUTHORITY OF THAILAND
VIDESH SANCHAR NIGAM LTD
VIETNAM POSTS AND TELECOMMUNICATIONS CORPORATION

and, FLAG Limited, a company organized under the laws of Bermuda and having a registered office at Richmond House, 5th Floor, 12 Par-la-Ville Road, Hamilton HM 08 Bermuda (hereinafter referred to as "FLAG", which expression shall include its legal successors).

WHEREAS:

(a) Under an agreement entitled the "South East Asia and Indian Ocean Cable Maintenance Agreement dated June 1, 1986" (hereinafter called the "Agreement") the Parties thereto agreed to the provision of Cableships and other facilities (as defined in the Agreement) to repair and maintain certain cable systems in South East Asia and the Indian Ocean.

(b) Under Clause 18 of the Agreement the Parties thereby agreed to third parties acceding to the Agreement.

(c) FLAG has requested that it be admitted to the Agreement and to participate therein as a Maintenance Authority.

(d) The Parties to the Agreement have considered this request and raised no objections to the accession of FLAG to the Agreement and in consequence wish to sign this Document of Accession on their behalf.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1. That in return for the Parties to the Agreement having mutually agreed that FLAG may accede to the Agreement as a full participating Party with certain benefits and obligations, FLAG agrees that it will observe and be bound by the obligations contained in the Agreement as a Maintenance Authority.

2. Upon its RFPA Date, FLAG shall report the Activated Capacity on a quarterly basis by the first day of each quarter thereafter to the Chairman, SEAIOCMA Management Committee, where the Activated Capacity is the total equivalent circuit capacity of each segment of the FLAG Cable System that is activated.

3. FLAG's accession to the Agreement shall be effective from one day after provisional acceptance of the FLAG Cable System.

4. Certified copies of this executed Document of Accession, together with the revised copies of any Schedules to the Agreement which are amended as a consequence of the accession, shall be forwarded to all the Parties to the Agreement.

ACCORDINGLY it is hereby agreed that FLAG is admitted as a Party to the Agreement.

Signed:

For and on behalf of                                        Attest       Date
FLAG Limited


___________________________                                 ______       ____

For and on behalf of                                        Attest       Date
ASEAN CABLESHIP PRIVATE LTD


___________________________                                 ______       ____

For and on behalf of                                        Attest      Date
CABLE AND WIRELESS (MARINE) LTD


___________________________                                 ______      ____

For and on behalf of                                        Attest      Date
HONG KONG TELECOM INTERNATIONAL LTD


___________________________                                 ______      ____

For and on behalf of                                        Attest      Date
INTERNATIONAL DIGITAL COMMUNICATIONS INC.


___________________________                                 ______      ____

For and on behalf of                                        Attest      Date
INTERNATIONAL TELECOMMUNICATION
DEVELOPMENT CORPORATION


___________________________                                 ______      ____

For and on behalf of                                        Attest      Date
JABATAN TELEKOM OF BRUNEI DARUSSALAM


___________________________                                 ______      ____

For and on behalf of                                        Attest      Date
KOKUSAI DENSHIN DENWA CO LTD


___________________________                                 ______      ____

For and on behalf of                                        Attest      Date
KOREA TELECOM


___________________________                                 ______      ____

For and on behalf of                                        Attest      Date
OFFICE DES POSTES ET TELECOMMUNICATIONS


___________________________                                 ______      ____

For and on behalf of                                        Attest      Date
PHILIPPINE LONG DISTANCE TELEPHONE COMPANY


___________________________                                 ______      ____

For and on behalf of                                        Attest      Date
P.T. INDOSAT (PERSERO) Tbk


___________________________                                 ______      ____

For and on behalf of                                        Attest      Date
PT. TELEKOMUNIKASI INDONESIA


___________________________                                 ______      ____

For and on behalf of                                        Attest      Date
SEMBAWANG CABLE DEPOT PRIVATE LIMITED


___________________________                                 ______      ____

For and on behalf of                                        Attest      Date
SINGAPORE TELECOMMUNICATIONS LIMITED


___________________________                                 ______      ____

For and on behalf of                                        Attest      Date
SRI LANKA TELECOM


___________________________                                 ______      ____

For and on behalf of                                        Attest      Date
TELEKOM MALAYSIA BERHAD


___________________________                                 ______      ____

For and on behalf of                                        Attest      Date
TELSTRA CORPORATION LIMITED ACT 051 775 556


___________________________                                 ______      ____

For and on behalf of                                        Attest      Date
THE COMMUNICATIONS AUTHORITY OF THAILAND


___________________________                                 ______      ____

For and on behalf of                                        Attest      Date
VIDESH SANCHAR NIGAM LTD


___________________________                                 ______      ____

For and on behalf of                                        Attest      Date
VIETNAM POSTS AND TELECOMMUNICATIONS CORPORATION


___________________________                                 ______      ____

                      SECOND SUPPLEMENTAL AGREEMENTS TO:-

                      THE SOUTH EAST ASIA AND INDIAN OCEAN

                           CABLE MAINTENANCE AGREEMENT

Whereas the First Supplemental Agreement became effective on the first day of December 1986,

This Second Supplemental Agreement which shall become effective on the 1st June, 1990 made between the following Parties:-

MAINTENANCE AUTHORITIES

COMMUNICATIONS AUTHORITY OF THAILAND (CAT) - having its principal office at 12/46-48 Chaengwattana Road, Bangkok 10002, Thailand (herein called "CAT" which expression shall include its successors).

CABLE AND WIRELESS (HONG KONG) LIMITED - having its registered office at Telecom House, 3 Gloucester Road, Hong Kong (herein called "CWHK" which expression shall include its successors).

EASTERN TELECOMMUNICATIONS PHILIPPINES, INC. - with principal offices at Telecoms Plaza, 316, Sen. Gil J. Puyat Avenue, Salcedo Village, Makati, Metro Manila, Philippines (herein called "ETPI" which expression shall include its successors).

INTERNATIONAL TELECOMMUNICATION DEVELOPMENT CORPORATION - having its principal office at 31, AiKuo East Road, Taipei, Taiwan (herein called "ITDC" which expression shall include its successors).

SYARIKAT TELEKOM MALAYSIA BERHAD - having its principal office at Wisma Telekom, Jalan Pantai Bahru, 59200 Kuala Lumpur, Malaysia (herein called "STM" which expression shall include its successors).

KOKUSAI DENSHIN DENWA CO., LTD. - having its principal office at No. 3-2, Nishi-Shinjuku 2-Chome, Shinjuku-ku in the city of Tokyo (herein called "KDD" which expression shall include its successors).

OFFICE DES POSTES ET TELECOMMUNICATIONS - having its registered office at Boulevard de La Republique, Djibouti, Republique de La Djibouti (herein called "OPT" which expression shall include its successors).

OVERSEAS TELECOMMUNICATIONS SERVICES - having its registered office at OTS Building, Duke Street, Colombo 1, Sri Lanka (herein called "OTS" which expression shall include its successors).

OTC LIMITED - a company duly incorporated in the Australian Capital Territory and having its principal office in New South Wales at 231 Elizabeth Street, Sydney being formerly the statutory corporation known as Overseas Telecommunications Commission (Australia) established in the Commonwealth of Australia by the OTIC Act 1946, formerly titled Overseas Telecommunications Act 1946 (herein called "OTC" which expression shall include its successors).

P.T.(PERSERO) INDONESIAN SATELLITE CORPORATION - a government owned enterprise for international telecommunication of the Republic of Indonesia, having its registered office at Jalan Medan Merdeka Barat 21, Jakarta (herein called "INDOSAT" which expression shall include its successors).

THE TELECOMMUNICATION AUTHORITY OF SINGAPORE - having its registered office at Comcentre, 31 Exeter Road, Singapore 0923 (herein called "TELECOMS" which expression shall include its successors).

VIDESH SANCHAR NIGAM LIMITED - having its registered office at Videsh Sanchar Bhavan, Mahatma Gandhi Road, Bombay - 400 001, India (herein called "VSNL" which expression shall include its successors).

The EMIRATES TELECOMMUNICATION CORPORATION LTD - having its registered office at Abu Dhabi Commercial Bank Building, Salam Street, Abu Dhahi, United Arab Emirates (herein referred to as "ETISALAT" which expression shall include its successors).

PAKISTAN TELEGRAPH AND TELEPHONE - having its registered office at Ramna 8/4, Islamabad, Pakistan (herein called "PIT" which expression shall include its successors).

FACILITY PROVIDERS

ASEAN CABLESHIP PRIVATE LIMITED - having its principal office at 15 McCallum Street, #05-02 Natwest Centre, Singapore 0106, Republic of Singapore (herein called "ACPL" which expression shall include its successors).

CABLE AND WIRELESS (MARINE) LIMITED - having its registered office at East Saxon House, 27 Duke Street, Chelmsford, Essex, CMI 1HT, (herein called "CWM" which expression shall include its successors).

SEMBAWANG CABLE DEPOT PTE LTD - having its registered office at 2nd Storey, Katong Submarine Cable Station, 375 Tanjong Katong Road, Singapore 1543 (herein called "SCDP" which expression shall include its successors).

                                   WITNESSETH

WHEREAS under various Construction and Maintenance Agreements CAT, CWHK. ETPI, ITDC, STM, KDD, OPT, OTS, OTC, INDOSAT, TELECOMS, VSNL, ETISALAT and PTT (hereinafter called "Maintenance Authorities") are responsible for the maintenance and repair of the Submersible Plant of certain submarine telecommunications cable systems in the South East Asia and Indian Ocean areas.

WHEREAS ACPL, CWM and SCDPL (hereinafter called "Facility Providers") and the Maintenance Authorities are parties to and have entered into an Agreement entitled "The South East Asia and Indian Ocean Cable Maintenance Agreement" (hereinafter called "SEAIOCMA') made as at the first day of June, 1986.

WHEREAS under SEAIOCMA, ACPL and CWM in their separate capacities as Cableship Operators, make available two Cableships namely the C.S. Retriever and the C.S. Cable Enterprise respectively to the Maintenance Authorities for the repair and maintenance of such Scheduled Cables as are listed in Schedule BI of SEAIOCMA.

WHEREAS under SEAIOCMA, SCDPL, which owns and operates a Depot located at Sembawang Singapore, makes available this Depot to the Maintenance Authorities for the storage of Spare Submersible Plant for the repair and maintenance of such Scheduled Cables as are listed in Schedule B1 of SEAIOCMA.

FIRST RECITAL the Parties to SEAIOCMA have agreed to the construction of a new Depot facility at Batangas Philippines to be owned and operated by CWM.

SECOND RECITAL the Parties to SEAIOCMA have agreed to the modification of the Sembawang Depot to enable it to store optical fibre cables.

THIRD RECITAL under SEAIOCMA, CWM which will own and operate the new Depot located at Batangas Philippines, agrees to make available the Depot to the Maintenance Authorities for the storage of Spare Submersible Plant for the repair and maintenance for such Scheduled Cables as are listed in Schedule B1 of SEAIOCMA.

FOURTH RECITAL the Parties to SEAIOCMA have agreed to the modification of the Cableships, the CS Retriever and the CS Cable Enterprise to enable the aforementioned Cableships to carry out repairs on optical fibre cables.

FIFTH RECITAL the Parties to SEAIOCMA have agreed to the adoption of a method for allocating Cableship costs and determining the repair priority of Scheduled Cables based on a PIOCAU formula.

NOW THEREFORE in order to give effect to the aforementioned requirements the Parties agree with one another as follows:

The following clauses in SEAIOCMA are hereby amended as follows:

CLAUSE ONE: DEFINITIONS

Save as is herein amended the definitions contained in this Supplemental Agreement shall have the same meaning ascribed to them as in SEAIOCMA.

      Clause 1(c) shall be amended to read:

      1(c) "Chargeable Sheath Mileage"      means the sheath mileage of a
                                            Scheduled Cable expressed in
                                            nautical miles adjusted in
                                            accordance with Schedule D2 which
                                            shall be included in the PIOCAU Cost
                                            Allocation Formula.

The following sub-clauses shall be incorporated as new clauses 1(z) and 1(aa) in
SEAIOCMA:

1(z) "PIOCAU Cost Allocation Formula"       means the method by which cableship
                                            costs are allocated to each
                                            Scheduled Cable as determined in
                                            Schedule D2.

l(aa) "PIOCAU"                             means the unit of Cableship cost
                                           liability allocated to each Scheduled
                                           Cable.

CLAUSE FIVE: PROVISION OF CAB LESHIPS AND DEPOT(S)

      Clause 5(b) shall be amended to read:


      5(b) Spare Submersible Plant for the Scheduled Cables shall, from the effective date of the second Supplemental Agreement to this Agreement be stored at either of two Depots provided under this Agreement located respectively at Sembawang, Singapore and Batangas, Philippines, other than that which may be on board either of the Cableships. Notwithstanding the foregoing some Spare Submersible Plant may be stored at alternative Depots or locations not under this Agreement such as the Guam depot.

CLAUSE THIRTEEN : CABLESHIP BASE PORT

      Clause 13(b) shall be amended to read:

      (b) Should the Management Committee require at some stage during the term of this Agreement a Cableship base port to be changed in order to provide more efficient maintenance coverage of the Scheduled Cables then the Cableship Operator shall implement the necessary change subject to the prior agreement of the Cableship Operator(s) involved and subject to Clause 26(a).

            Any costs incurred as a result of the necessary change of base port shall be borne by the Maintenance Authorities and allocated to the Maintenance Authorities in proportion to each Scheduled Cable's allocated number of PIOCAUS in accordance with Schedule D2.

CLAUSE NINETEEN : BASIS OF CABLESHIPS COST ALLOCATION

      Clause 19(f) shall be amended to read:

      (f) The Quarterly Net Chargeable Cost for each Cableship, shall be allocated to the Maintenance Authorities in proportion to each Scheduled Cable's allocated number of PIOCAUs during the quarter in accordance with Schedule D2 at all times (including repair and maintenance operations);

      Clause 19(h) shall be amended to read:

      (h) Running Costs incurred in respect of Clauses 7(c), 7(f), 7(g) and 16(c) shall be allocated amongst the Maintenance Authorities responsible for the Scheduled Cables in proportion to each Scheduled Cable's allocated number of PIOCAUs in accordance with Schedule D2 or in accordance with the provisions of the PIOCMA if applicable;

      Clause 19(k) shall be amended to read:

      (k) The Running Costs of the Cableships for the duration of any period when engaged in cable working exercises shall be allocated between Scheduled Cables in proportion to their allocated number of PIOCAUs in accordance with Schedule D2.

      Clause 20(f) shall be amended to read:

      (f) Where Transfer Costs are incurred in respect of either a charter for the Cableship, or undertaking PIOCMA work pursuant to Clause 6, such Transfer Costs shall be borne by the Maintenance Authorities in proportion to each Scheduled Cable's allocated number of PIOCAUs as defined in Schedule D2 or in accordance with the provisions of the PIOCMA if applicable.

      SCHEDULE AMENDMENTS

      The following schedules are hereby revised in accordance with the Schedules attached hereto to take account of the following amendments:

      Schedule D2: Cableship Fixed Standing Charge Allocation is amended to reflect the agreed introduction of the PIOCAU Cost Allocation Formula in place of allocation against Chargeable Sheath Mileage.

      Schedule El: Depot Cost Derivation is amended to reflect the agreed change in Depot cost allocation to common sharing.

      Schedule G: Cableship Technical Criteria is amended to update the Cableships specifications by incorporating the agreed modifications to enable the Cableships to repair and maintain fibre optic cable.

      Schedule J: Depot Technical Criteria is amended to reflect the construction of a new Depot in the Philippines and the modification of the existing Depot at Singapore.

      Schedule M: Priority Repair Arrangement: is introduced as a new schedule to cover the procedures for priority of repair arrangements.

MISCELLANEOUS

The provisions of this Second Supplemental Agreement shall come into effect on 1st June, 1990 and shall continue thereafter until SEAIOCMA is terminated or expires, whichever is the sooner.

Except as herein amended all terms, covenants, provisions and conditions set out and provided in SEAIOCMA which entered into effect on the first day of June 1986 and the First Supplemental Agreement which entered into effect on the first day of December 1986 shall continue to apply and shall remain in full force and effect between the parties.

This Second Supplemental Agreement shall be executed by each of the Parties in seventeen (17) counterparts and each thereof when so executed and delivered shall be an original and such parts shall together (as well as separately) constitute one and the same instrument.

IN WITNESS WHEREOF the Parties have severally subscribed these presents or caused them to be subscribed in their names and on their behalf by their officers thereunto duly authorized.

For and on behalf of                                        Attest      Date
ASEAN CABLESHIP PRIVATE LTD


___________________________                                 ______      ____

For and on behalf of                                        Attest
COMMUNICATIONS AUTHORITY OF THAILAND


___________________________                                 ______      ____

For and on behalf of                                        Attest
CABLE AND WIRELESS (HONG KONG) LTD


___________________________                                 ______      ____

For and on behalf of                                        Attest      Date
CABLE AND WIRELESS (MARINE) LTD


___________________________                                 ______      ____

For and on behalf of                                        Attest
EASTERN TELECOMMUNICATIONS
PHILLIPPINES INC.


___________________________                                 ______      ____

For and on behalf of                                        Attest
INTERNATIONAL TELECOMMUNICATION
DEVELOPMENT CORPORATION


___________________________                                 ______      ____

For and on behalf of                                        Attest
SYARIKAT TELEKOM MALAYSIA BERHAD


___________________________                                 ______      ____

For and on behalf of                                        Attest      Date
KOKUSAI DENSHIN DENWA CO., LTD.


___________________________                                 ______      ____

For and on behalf of                                        Attest
OVERSEAS TELECOMMUNICATIONS SERVICES


___________________________                                 ______      ____

For and on behalf of                                        Attest
OFFICE DES POSTES ET TELECOMMUNICATIONS


___________________________                                 ______      ____

For and on behalf of                                        Attest
OTC LIMITED


___________________________                                 ______      ____

For and on behalf of                                        Attest
P.T.(PERSERO) INDONESIAN
SATELLITE CORPORATION


___________________________                                 ______      ____

For and on behalf of                                        Attest      Date
SEMBAWANG CABLE DEPOT PRIVATE LIMITED


___________________________                                 ______      ____

For and on behalf of                                        Attest
THE TELECOMMUNICATION AUTHORITY OF
SINGAPORE


___________________________                                 ______      ____

For and on behalf of                                        Attest
VIDESH SANCHAR NIGAM LTD.


___________________________                                 ______      ____

For and on behalf of                                        Attest
THE EMIRATES TELECOMMUNICATION
CORPORATION LTD


___________________________                                 ______      ____

For and on behalf of                                        Attest
PAKISTAN TELEGRAPH AND TELEPHONE


___________________________                                 ______      ____

                                                                     SCHEDULE D2
                                                                     Page 1 of 8

                   CABLESHIP FIXED STANDING CHARGE ALLOCATION

1. The Cableship Fixed Standing Charge will be allocated to each Scheduled Cable in accordance with the PIOCAU Cost Allocation Formula as defined below:-

      The PIOCAU Cost Allocation Formula is:-

      PIOCAUs = NM [1 + (Bearer Capacity x Fill Factor/5000)]

      Where:

      a)    NM equals the Chargeable Sheath Mileage of a cable system.

      b) Bearer capacity is the assigned, notional or design capacity whichever is used as the basis of ownership of each segment of a cable system as identified in the relevant Construction and Maintenance Agreement, or its equivalent, for that cable system.

            (The assigned or notional capacity is that which would normally accommodate the traffic requirements of a cable system for at least 10 years from RFS date).

      c) Fill Factors are shown below on the basis of notional years of service for each cable system and/or segment from its ready for service date (RFS).

                                                                     SCHEDULE D2
                                                                     Page 2 of 8

                                Notional Years of
                                Service from RFS            Fill Factor
                                ----------------            -----------
                                   First                      0.19
                                   Second                     0.28
                                   Third                      0.37
                                   Fourth                     0.46
                                   Fifth                      0.55
                                   Sixth                      0.64
                                   Seventh                    0.73
                                   Eighth                     0.82
                                   Ninth                      0.91
                                   Tenth                      1.00

                                                                     SCHEDULE D2
                                                                     Page 3 of 8

(d) For the purposes of paragraph (c) above, notional years of services for Scheduled Cables shall be determined as follows:-

      (i) A Scheduled Cable shall commence its first notional year of service on its RFS date; and

      (ii) A Scheduled Cable shall commence its second notional year of service on 1st July of the year following the calendar year of its RFS date and shall commence subsequent notional years of service on 1st July of subsequent years.

(e) The Cableship Operators will automatically apply the fill factor for new cables entering the zone, adjust the fill factor for existing Scheduled Cables in accordance with paragraphs (c) and (d) above, remove cables from the Schedules with effect from the dates they are withdrawn from service and circulate amended Schedules to all parties to this agreement as soon as practicable after each amendment.

2. Where a Scheduled Cable or part of a Schedule Cable shown in Schedule C is 2000 nautical miles or more from the base port of the Cableship in that Normal Operational Zone then, for PIOCAU calculation, the amount of the Scheduled Cable beyond the 2000 nautical miles shall be considered as half its actual length and this added to the cable length within 2000 nautical miles shall be the Chargeable Sheath Mileage.

3. For Maintenance Authorities whose Scheduled Cables carry wholely or partially domestic or non-commercial circuits, the following formula shall apply for PIOCAU calculation purposes.

                                   Z = Y/2 x X

                                                                     SCHEDULE D2
                                                                     Page 4 of 8

WHERE:      X     = the Chargeable Sheath Mileage of a Scheduled Cable between landing points (after adjustment calculated in accordance with paragraph 2 above)

            Y = the ratio of domestic or non-commercial circuits to all the used circuits carried on the Scheduled Cable

            Z     = gives the discounted section of the Scheduled Cable.

      Then X - Z shall give the Chargeable Sheath Mileage to be included in the PIOCAU Cost Allocation Formula for derivation of the costs to be allocated to the Maintenance Authority eligible for such discount.

4. Page 5 of this schedule indicates the cost allocation to each Scheduled Cable calculated on the basis of (l), (2) and (3) above. The effective length of Scheduled Cable after application of (2) and (3) is the Chargeable Sheath Mileage. The Chargeable Sheath Mileage shall be included in the PIOCAU Cost Allocation Formula and the number of PIOCAUs shall be calculated in accordance with (1) above.

5. Maintenance Authorities shall keep the Management Committee and the Cableship Operators advised of any change in the ratio (Y) of domestic or non-commercial circuits currently on the Scheduled Cables in proportion to all the traffic carried on the Scheduled Cables, for which they have responsibility. Page 5 of this schedule shall be amended from time to time as necessary.

6. Maintenance Authorities shall. advise the Management Committee of the Bearer Capacity applicable to each Scheduled Cable.

                                                                     SCHEDULE D2
                                                                     Page 5 of 8

7. Page 6 of this schedule indicates for billing purposes the allocation % of each Scheduled Cable's cost (as derived above) among respective Maintenance Authorities or Central Billing parties in accordance with and as indicated in Clause 21 (j) and Schedule B2.

      Amendments to the Chargeable Sheath Mileage shall be subject to the approval of the Management Committee and shall be notified to the Cableship Operators by the Management Committee and shall be effective from the date of such notification unless otherwise agreed.

                                                                     SCHEDULE D2
                                                                     Page 6 of 8

                CABLESHIP COST ALLOCATION TO EACH SCHEDULE CABLE

----------------------------------------------------------------------------------------------------------------------------
SCHEDULE CABLE       SHEATH     CHARGEABLE      BEARER         RFS           FILL        NO OF       PIOCAU         PRIORITY
                     MILEAGE      SHEATH       CAPACITY        DATE         FACTOR      PIOCAU     ALLOCATION        FACTOR
                      (NM)     MILEAGE (NM)                  (mth/yr)                                 (%)
----------------------------------------------------------------------------------------------------------------------------
SEA-ME-WE 'A'          342         342          1260         11/1984
----------------------------------------------------------------------------------------------------------------------------
SEA-ME-WE 'B'         1420        1420          1080         12/1985
----------------------------------------------------------------------------------------------------------------------------
SEA-ME-WE 'C'         2336        1410*         1080         12/1985
----------------------------------------------------------------------------------------------------------------------------
S-H-T 'A'             1617        1617          1380          8/1986
----------------------------------------------------------------------------------------------------------------------------
S-H-T 'B'              728         728           480         10/1985
----------------------------------------------------------------------------------------------------------------------------
A-I-S 'A'             1850        1122*         1380          9/1986
----------------------------------------------------------------------------------------------------------------------------
A-I-S 'B'              539         539          1380          8/1986
----------------------------------------------------------------------------------------------------------------------------
ASEAN M-S-T (M-S)      223         223           480          9/1983
----------------------------------------------------------------------------------------------------------------------------
ASEAN M-S-T (M-T)      330         330           480          9/1983
----------------------------------------------------------------------------------------------------------------------------
ASEAN M-S-T (T-T)      368         258*          720          9/1983
----------------------------------------------------------------------------------------------------------------------------
ASEAN P-S             1502        1502          1380          8/1978
----------------------------------------------------------------------------------------------------------------------------
ASEAN I-S              569         569           480          4/1980
----------------------------------------------------------------------------------------------------------------------------
IOCUM                 1349        1349           480          5/1981
----------------------------------------------------------------------------------------------------------------------------
LUHO                   475         475          1380          8/1977
----------------------------------------------------------------------------------------------------------------------------
TAILU                  552         552           480          2/1980
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
SCHEDULE CABLE       SHEATH     CHARGEABLE      BEARER         RFS           FILL        NO OF       PIOCAU         PRIORITY
                     MILEAGE      SHEATH       CAPACITY        DATE         FACTOR      PIOCAU     ALLOCATION        FACTOR
                      (NM)     MILEAGE (NM)                  (mth/yr)                                 (%)
----------------------------------------------------------------------------------------------------------------------------
TAIGU                  1664          832*         630          5/1981
----------------------------------------------------------------------------------------------------------------------------
MEDAN-PENANG            161          161          480          5/1983
----------------------------------------------------------------------------------------------------------------------------
K-K                     466          233*        1200          8/1980
----------------------------------------------------------------------------------------------------------------------------
UAE-TND                1058          529*        1200          9/1987
----------------------------------------------------------------------------------------------------------------------------
IJAE-PAK                621          311*        1200         12/1987
----------------------------------------------------------------------------------------------------------------------------
H-J-K (B1 South)       1045         1045         1890          6/1990
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
*Discounted in accordance with Schedule D2 pages 2-3
----------------------------------------------------------------------------------------------------------------------------
                                                                                                     100.00
----------------------------------------------------------------------------------------------------------------------------

                                                                     SCHEDULE D2
                                                                     Page 7 of 8

                CABLESHIP COST ALLOCATION TO EACH SCHEDULE CABLE
------------------------------------------------------------------------------------------------
SCHEDULE CABLE              NO OF       PIOCAU             BILLING PARTIES (%)            TOTAL
                           PIOCAUs    ALLOCATION
                                         (%)           INDIVIDUAL BILLING PARTIES
------------------------------------------------------------------------------------------------
SEA-ME-WE 'A'
------------------------------------------------------------------------------------------------
SEA-ME-WE 'B'
------------------------------------------------------------------------------------------------
SEA-ME-WE 'C'
------------------------------------------------------------------------------------------------
S-H-I 'A'
------------------------------------------------------------------------------------------------
S-H-I 'B'
------------------------------------------------------------------------------------------------
A-I-S 'A'
------------------------------------------------------------------------------------------------
A-I-S 'B'
------------------------------------------------------------------------------------------------
ASEAN M-S-T (M-S)
------------------------------------------------------------------------------------------------
ASEAN M-S-T (M-T)
------------------------------------------------------------------------------------------------
ASEAN M-S-T (T-T)
------------------------------------------------------------------------------------------------
ASEAN P-S
------------------------------------------------------------------------------------------------
ASEAN I-S
------------------------------------------------------------------------------------------------
IOCUM
------------------------------------------------------------------------------------------------
LUHO
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
SCHEDULE CABLE              NO OF       PIOCAU             BILLING PARTIES (%)            TOTAL
                           PIOCAU     ALLOCATION
                                         (%)           INDIVIDUAL BILLING PARTIES
------------------------------------------------------------------------------------------------
TAILU
------------------------------------------------------------------------------------------------
TAIGU
------------------------------------------------------------------------------------------------
MEDAN-PENANG
------------------------------------------------------------------------------------------------
K-K
------------------------------------------------------------------------------------------------
UAE-IND
------------------------------------------------------------------------------------------------
UAE-PAK
------------------------------------------------------------------------------------------------
H-J-K (B1 South)
------------------------------------------------------------------------------------------------


TOTAL                                   100.00                                           100.00
------------------------------------------------------------------------------------------------

                                                                     SCHEDULE D2
                                                                     Page 7 of 8

                     CABLESHIP COST ALLOCATION TO EACH SCHEDULE CABLE

------------------------------------------------------------------------------------------------
SCHEDULE CABLE              NO OF       PIOCAU          LIABILITY FOR PAYMENT (%)        TOTAL
                           PIOCAUs    ALLOCATION
                                         (%)           INDIVIDUAL SEAIOCMA PARTIES
------------------------------------------------------------------------------------------------
SEA-ME-WE 'A'
------------------------------------------------------------------------------------------------
SEA-ME-WE 'B'
------------------------------------------------------------------------------------------------
SEA-ME-WE 'C'
------------------------------------------------------------------------------------------------
S-H-T 'A'
------------------------------------------------------------------------------------------------
S-H-T 'B'
------------------------------------------------------------------------------------------------
A-I-S 'A'
------------------------------------------------------------------------------------------------
A-I-S 'B'
------------------------------------------------------------------------------------------------
ASEAN M-S-T (M-S)
------------------------------------------------------------------------------------------------
ASEAN M-S-T (M-T)
------------------------------------------------------------------------------------------------
ASEAN M-S-T (T-T)
------------------------------------------------------------------------------------------------
ASEAN P-S
------------------------------------------------------------------------------------------------
ASEAN I-S
------------------------------------------------------------------------------------------------
IOCUM
------------------------------------------------------------------------------------------------
LUHO
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
SCHEDULE CABLE              NO OF       PIOCAU          LIABILITY FOR PAYMENT (%)        TOTAL
                           PIOCAUs    ALLOCATION
                                         (%)           INDIVIDUAL SEAIOCMA PARTIES
------------------------------------------------------------------------------------------------
TAILU
------------------------------------------------------------------------------------------------
TAIGU
------------------------------------------------------------------------------------------------
MEDAN-PENANG
------------------------------------------------------------------------------------------------
K-K
------------------------------------------------------------------------------------------------
UAE-IND
------------------------------------------------------------------------------------------------
UAE-PAK
------------------------------------------------------------------------------------------------
H-J-K (B1 South)
------------------------------------------------------------------------------------------------


TOTAL                                                                                     100.00
------------------------------------------------------------------------------------------------

                                                                     SCHEDULE El
                                                                     PAGE 1 OF 4

                              DEPOT COST DERIVATION

1. GENERAL

      For the purposes of this Agreement, the costs of the Depot(s) shall be defined as:

      (a)   Storage Costs. which shall comprise:

            (i)   Depot Capital Charge; and

            (ii)  Operating Costs

      (b)   Transfer Costs.

      The above Storage Costs shall be the combined costs of the Sembawang and Batangas Depots and shall be allocated to Maintenance Authorities who have spare plant stored in the Depots in accordance with the provisions of Clause 20(b).

2. CAPITAL CHARGE

      The "Capital Charge" for the Depot relates to the capital investment required to construct and equip cable storage tanks and cable handling facilities, and provide all other storage and handling facilities to house repeaters, equalizers, tails, and the like. The respective Capital
      Charges shall comprise:

      (a) SEMBAWANG DEPOT

            A fixed annual sum of one hundred and twenty-three thousand two hundred pounds sterling ((pound)123,200) in respect of the Capital Cost of the Depot as at the commencement of this Agreement,

      (b) BATANGAS DEPOT

            An annual sum of three hundred and forty five thousand pounds sterling ((pound)345,00O)
      commencing with the 1990/91 Financial Year which shall be increased on a compounding basis for subsequent Financial Years at the rate of five per cent per annum.

                                                                     SCHEDULE E1
                                                                     PAGE 2 OF 4

      (c) In respect of Capital Additions approved by the Management Committee made to the Sembawang Depot commencing from the 1990/91 Financial Year or made to the Batangas Depot after the 1990/91 Financial Year:

            (i) an amount equal to the annual depreciation charge of such Capital Additions. For the purposes of this Agreement the appropriate depreciation policy shall be deemed to be depreciation on a straight line basis over a ten year period and the amount payable under the subparagraph shall be so calculated accordingly; and

            (ii) an amount equal to twenty-five percent (25%) of the average annual net book value of such Capital Additions.

                                                                     SCHEDULE El
                                                                     PAGE 3 OF 4

3. OPERATING COSTS

      (a) "Operating Costs" means all costs incurred and payments made in connection with operating the Depot(s) with the exception of:

            (i)   Capital Charge; and

            (ii)  Transfer Costs

      (b) Operating Costs for each Depot include but are not limited to the following:

            (i) The cost of repairs to the maintenance of the Depot and its equipment:

            (ii) The rental paid by the Depot Owner for the lease of the site of the Depot;

            (iii) The salaries, wages, allowances and indirect payments of the staff employed at the Depot (including liability for pension contributions);

            (iv) The costs of providing light, power, stores, other services, supplies, and the costs in respect of running the Depot, and any temporary storage facilities;

            (v) The cost of insuring, at current market rates, the Depot plant, equipment, and all cable and associated plant stored therein against fire, lightning, explosion, aircraft, strikes, civil commotion, earthquake, and hurricane;

            (vi) The cost of insuring, at current market rates, liability for loss and/or damage to third party property and bodily injury or death to third parties arising from use of the Depot, plant, and equipment;

            (vii) The cost of insuring, at current market rates, employees liability insurance in respect of local labour;

            (viii) An allowance for general administration, being equal to twenty percent (20%) of the charges defined in paragraphs 3b(i) to 3b(vii) inclusive of this schedule;

            (ix) A fee in respect of operating and managing the Depot, such fee being equal to eighteen percent (18%) of the charges defined in paragraphs 3b(i) to 3b(vii) inclusive, of this schedule.

4. TRANSFER COSTS

            "Transfer Costs" means the additional costs incurred or payments made in connection with the transfer to, from, or within any Depot of any Spare Submersible Plant, including:

            (a) The provision of additional temporary labour or handling facilities required;

            (b) The cost of any pilotage, port dues, tonnage dues, towage, or wharfage charges incurred by any vessel discharging cable to and from the Depot;

            (c) The cost of providing any other additional services to effect such transfer.

                                                                      SCHEDULE G
                                                                     Page 1 of 8

                       BASIC CABLESHIP TECHNICAL CRITERIA

1. An outline specification of the C S Cable Enterprise and C S Retriever is given in this Schedule G.

2.    The operational capabilities of both Cableships include the following:

      (i) Both vessels are capable of undertaking the repair of all Scheduled analogue (coaxial) Cables including those of French, Japanese. American and British manufacture except in the case of American cable-to-repeater joints.

      (ii) Both vessels are capable of undertaking the repair of all optical fibre Scheduled Cables.

      (iii) Both vessels are capable of handling and testing all types of analogue (coaxial) repeaters and equalizers in use in the Operational Zone at the effective date of the Agreement including temperature compensating repeaters, both Cableships being equipped with a thermally insulated repeater stack which holds powered repeaters at a stable working temperature.

      (iv) Both vessels are capable of handling, powering and testing the optical fibre Scheduled Cables in the Operational Zone. A list of basic, common testing and associated equipment is shown in Annex 1 to this Schedule G. Each vessel is capable of testing and jointing of the optical fibre repeaters and cable in the Operational Zone and each Vessel is equipped to suit the needs of the systems in its Normal Operational Zone.

            (v) The Maintenance Authorities will, unless otherwise agreed, provide the vessel covering the Normal Operational Zone in which its cable is listed with the necessary jointing and specialized test equipment, required by the Maintenance Authority to be carried in order to maintain its cable, over and above the equipment listed in Annex 1 to this Schedule G.

            (vi) Where the vessel attends an optical fibre Scheduled Cable outside its Normal Operational Zone and the faulty cable is of the same type the vessel maintains in its Normal Operational Zone then the Cableship Operator will request the Maintenance Authority who has provided the specialized test and jointing equipment relevant to the two systems for permission to use this equipment on the faulty cable.

                  [Maintenance Authorities are requested to keep the Cableship Operators informed of any agreements reached between them on the common sharing of equipment and pooling of spare cable and plant.]

            (vii) Both vessels are capable of undertaking shallow and deep-water repairs and of carrying sufficient quantities of rope, buoys, grapnels and other associated items normally required for such repair.

            (viii) Both vessels are capable of carrying different types of cables, repeaters, branching units and coupling tails at any one time for the Scheduled Cables.

            (ix) Both vessels are capable of handling remotely controlled submersible vehicles (RCSVs).

                                                                      SCHEDULE G
                                                                     Page 3 of 8
C S CABLE ENTERPRISE

CABLE MAINTENANCE VESSEL
CLASSIFICATION                                    Lloyds Register of Shipping
                                                  +/- 100A1 "Ice Class 3" + LMC

PORT OF REGISTRY                                  London
BUILDERS                                          Cammell Laird
YEAR BUILT                                        1964
CALL SIGN                                         GNCH
NET TONNAGE                                       1386
GROSS TONNAGE                                     4358


LENGTH OVERALL                                    113.64M
BREADTH MOULDED                                   14.94M
DEPTH MOULDED                                     8.99M
SUMMER LOAD DRAUGHT                               5.84M
DISPLACEMENT                                      5759 TONNES
DEADWEIGHT                                        2586 TONNES


MAIN PROPULSION                                   Diesel Electric - Twin Screw
MAXIMUM SHAFT POWER                               2460KW
BUNKER CAPACITY                                   414 TONNES M.D.O

                                                                      SCHEDULE G
                                                                     Page 4 of 8

SPEED AND ESTIMATED CONSUMPTION

MAXIMUM SPEED 15 KNOTS                            15.2 TONNES/DAY

NORMAL CRUISING SPEED 13 KNOTS                    11.1 TONNES/DAY

ON CABLE OPERATIONS                               2/4 TONNES/DAY

IN PORT                                           1.5 TONNES/DAY

ENDURANCE                                         47 DAYS

BOW THRUSTER                                      650KW WHITE GILL

                                                  THRUST UNIT MAXIMUM

                                                  THRUST 6 TONNES

                                                  VARIABLE

                                                  THROUGHOUT 360

                                                  DEGREES

BOW RUDDER

CABLE CAPACITY
TOTAL VOLUME                                      886cu m
MAXIMUM LOAD                TANKS 1 & 2           813 TONNES EACH
                            TANK 3                508 TONNES

CABLE HANDLING MACHINERY - FORWARD

TWO SADDLE-BACK DYNAMOMETERS

TWO 2800mm DIAMETER DRUM ENGINES

ONE FOUR WHEEL PAIR LINEAR HAUL OFF/HOLD BACK UNIT 01; PORT SIDE

ONE TWO WHEEL PAIR LINEAR HAUL OFF/HOLD RACK UNIT ON STARBOARD SIDE

                                                                      SCHEDULE G
                                                                     Page 5 of 8

BOW SHEAVES DOUBLE SPLIT FLAT SHEAVES 3000mm DIAMETER
            SINGLE FLAT SHEAVE 3000mm DIAMETER

BOW HOIST                                         3 TONNE S.W.L

STERN CHUTE                                       1500mm RADIUS

SINGLE REEL TAUT WIRE EQUIPMENT

TWO PORTABLE CABLE TRANSPORTERS

FORWARD DERRICKS (P & S) 5 TONNE S.W.L.

AFT DAVIT STORES CRANE (P & S) 1.5 TONNE S.W.L.

                                                                      SCHEDULE G
                                                                     Page 6 of 8

C S RETRIEVER

CABLE MAINTENANCE VESSEL

CLASSIFICATION                                    Lloyds Register of Shipping
                                                  + 100A1 + LMC

PORT OF REGISTRY                                  London

BUILDERS                                          Cammell Laird

YEAR BUILT                                        1961

CALL SIGN                                         GHMP
NET TONNAGE                                       1469
GROSS TONNAGE                                     4218
LENGTH OVERALL                                    112.77M
BREADTH MOULDED                                   14.48M
DEPTH MOULDED                                     8.99M
SUMMER LOAD DRAUGHT                               5.82M
DISPLACEMENT                                      5650 TONNES
DEADWEIGHT                                        2505 TONNES

MAIN PROPULSION                                   Diesel Electric - Twin Screw

MAXIMUM SHAFT POWER                               2460KW

                                                                      SCHEDULE G
                                                                     Page 7 of 8

BUNKER CAPACITY                                   522 TONNES M.D.O

SPEED AND ESTIMATED CONSUMPTION

MAXIMUM SPEED 15 KNOTS                            16.3 TONNES/DAY

NORMAL CRUISING SPEED 13 KNOTS                    13.2 TONNES/DAY

ON CABLE OPERATIONS                               2/4 TONNES/DAY

IN PORT                                           1.5 TONNES/DAY

ENDURANCE                                         49 DAYS

BOW THRUSTER                                      425KW WHITE GILL
                                                  THRUST UNIT MAXIMUM
                                                  THRUST 4 TONNES
                                                  VARIABLE
                                                  THROUGHOUT 360
                                                  DEGREES

STERN THRUSTER                                    370KW TUNNEL
                                                  PRODUCING 5 TONNES
                                                  THRUST

CABLE HANDLING MACHINERY - FORWARD

                                                                      SCHEDULE G
                                                                     Page 8 of 8

TWO SADDLE-BACK DYNAMOMETERS

TWO 2800mm DIAMETER DRUM ENGINES

ONE FOUR WHEEL PAIR LINEAR HAUL OFF/HOLD BACK UNIT ON PORT SIDE

ONE TWO WHEEL PAIR LINEAR HAUL OFF/HOLD BACK UNIT ON STARBOARD SIDE

BOW SHEAVES DOUBLE SPLIT FLAT SHEAVES 3000mm DIAMETER
            SINGLE FLAT SHEAVE 3000mm DIAMETER

BOW HOIST                                 2 TONNES S.W.L.

STERN CHUTE                               150mm RADIUS

SINGLE REEL TAUT WIRE EQUIPMENT

TWO PORTABLE CABLE TRANSPORTERS

FORWARD DERRICKS (P & S) 5 TONNE S.W.L.

AFT DAVIT STORES CRANE (P & S) 1.5 TONNE S.W.L.

                                                                      SCHEDULE G
                                                                         Annex 1
                                                                     Page 8 of 8

                     COMMON TESTING AND ASSOCIATED EQUIPMENT
                   FOR MAINTAINING OPTICAL FIBRE CABLE SYSTEMS

POWER FEED EQUIPMENT

Power Feed Suite (maximum rating 12kv, 2.0 amps) complete with Dummy Load. High Voltage Patch Panel.

DC TEST EQUIPMENT

DC Test Set
HV Megohmeter

OPTICAL TEST EQUIPMENT

OTDR (Backscatter Set)
Stabilized Light Sources
Optical Power Meter and Sensors
Bit Error Ratio Test Set
Optical Attenuator

ASSOCIATED EQUIPMENT

Low Voltage, 2 Amp Power Supply Unit
Line Current Trip Unit, 2 Amp capability

                                                                      SCHEDULE G
                                                                         Annex 1
                                                                     Page 8 of 8

Short Circuit Box. 2 Amp Capability
Fibre Optic Test Leads
Optical Test Lead Patch Panel
Cable Terminating Cubicle

                                                                      SCHEDULE J
                                                                     Page 1 of 7

                               TECHNICAL CRITERIA

                             OF THE SEMBAWANG DEPOT

1.    GENERAL FACILITIES

      EXISTING:     - 18 Tanks
                    - Storeroom for Housings, Tails and Cable Working Equipment.
                    - Office Accommodation

      PLANNED:      - Tankhouse with mezzanine floor enclosing 4 existing tanks.
      (Due for
      Completion
      August 1990)  - Mobile gantry to quayside from new tankhouse.

                    - Leasing of extra land to East and West of site.

                    - Construction of new Office/Store on new land to East of
                      site.

                    - Demolition of existing Office/Store.

                    - Provision of new cable hauler.

      PROPOSED:     - Three extra tanks to West of site.
      (to be
      authorized)   - Three extra tanks on site of demolished Office/Store.

2.    TANKS AND TANKHOUSE

      -       Steel sectional construction.

      -       Capable of being flooded.

                                                                      SCHEDULE J
                                                                     Page 2 of 7

      - Tanks 3, 6, 7, 8, 9 and 10 to 18 are equipped with removable canvas roofs. Tanks are sited to allow positioning of mobile gantry and spares supports for cable transfer.

      - Tanks 1,2,4 and 5 will be contained within the new tankhouse. A mezzanine floor is to be constructed over them to permit hauler and transfer line positioning, safe cable bight stowage for cable to cable joints, testing and if necessary in line repeaters.

      -     Dimensions:-

--------------------------------------------------------------------------------
             Outside        Cone       Coiling      Volume per      Volume Per
Tank Nos     Diameter     Diameter     Height         Tank          Foot Height
--------------------------------------------------------------------------------
1-9          33 ft          6 ft        9 ft       7,433 c ft        827 c ft
--------------------------------------------------------------------------------
10-18        33 ft         10 ft        9 ft       6,991 c ft        777 c ft
--------------------------------------------------------------------------------
            NB. Cones of 1, 2, 4 and 5 to be changed to 10 ft during initial modifications, which will modify the tank capacities to:
--------------------------------------------------------------------------------
             Outside        Cone       Coiling      Volume per      Volume Per
Tank Nos     Diameter     Diameter     Height         Tank          Foot Height
--------------------------------------------------------------------------------
3&6-9        33 ft          6 ft        9 ft       7,433 c ft        827 c ft
--------------------------------------------------------------------------------
1,2,4&5&     33 ft         10 ft        9 ft       6,991 c ft        777 c ft
--------------------------------------------------------------------------------
10-18
--------------------------------------------------------------------------------

                                                                      SCHEDULE J
                                                                     Page 3 of 7

      It should be noted that for tanks which are subdivided for multiple type cable storage there will be a reduction in the above figures. As this will vary depending on the position and type of division in the tanks individual calculations of this reduction are necessary.

3.    OFFICE/STORE

      Existing Building:

      -     Part two storey construction

      -     Area 85 feet x 23 feet:

            - 2,293 sq ft for storing repeaters, ancillaries tails, rope and miscellaneous cable working equipment.

            - 495 sq ft for office space and test room for routine d.c. and transmission tests on cable, repeaters and equalizers.

      New Building:

      -     Details still under plan but will exceed above.

      -     Approximate dimensions 60 feet x 60 feet.

      - Extra equipment storage space available on ground and mezzanine floor of new tankhouse.

      - Yard space available for storage, car parking and building expansion.

                                                                      SCHEDULE J
                                                                     Page 4 of 7

4.    GANTRIES, HAULERS AND ANCILLARY EQUIPMENT

      Existing:   -  1 Doughty single pair wheeled hauler (approx 0.75 ton at 1 knot).

                  - 1 mobile tank spanning gantry for hauler mounting and cable transfers.

                  -  5 mobile span support towers.

                  -  1 mobile span support tower (heavy duty).

                  -  2 fixed span support towers.

                  -  Cable leads, gated and ungated.

                  -  Span anchors for tanks 1 to 11.

                  -  1 hydraulic pallet trolley.

                  -  1 estate car.

PLANNED:          -     A new mobile gantry from Tankhouse to Quayside, capable
                        of taking roller boxes, a hauler and walkway, capable of taking repeater weight.

                  - Tankhouse to have cable hauler line access points for tanks otherwise obstructed by new tankhouse, details still in planning.

                                                                      SCHEDULE J
                                                                     Page 5 of 7

                               TECHNICAL CRITERIA

                              OF THE BATANGAS DEPOT

1.    GENERAL FACILITIES

      Site and facilities under construction for completion by 5th May, 1990:-

      -     6 tanks in tankhouse with mezzanine floor.

      -     Gantry and finger pier the Cableship.

      - Breasting dolphins, mooring dolphin and buoy for cable ship mooring while transferring cable.

      -     Storeroom for housings, tails and cable working equipment.

      -     Office and test room/workshop

2.    TANKS AND TANKHOUSE

      -     Steel sectional construction tanks.

      -     Capable of being flooded.

      - Mezzanine steel floor overall 6 tanks permits hauler and transfer line positioning safe cable bight stowage for cable to cable joints, testing and if necessary in line repeater stacking.

                                                                      SCHEDULE J
                                                                     Page 6 of 7

      - Tanks and mezzanine floor enclosed in tankhouse building to give security and protection from sunlight and weather. Capable of expansion to accommodate 6 more tanks.

      -     Tank dimensions shall be:

--------------------------------------------------------------------------------
Outside          Cone           Coiling                           Volume per
Diameter        Diameter        Height            Volume          Foot Height
--------------------------------------------------------------------------------
33 ft           10 ft            13 ft          10,100 cu ft          777 cu ft
--------------------------------------------------------------------------------

3.    GANTRY AND FINGER PIER TO CABLE SHIP (97 metres)

      - To be equipped with cable roller boxes, walkway lights, and anchorage point for approximately 65 foot long catenary to cable ship bow, for cable transfers with in line joints.

4.    DOLPHINS AND BUOY MOORINGS

      - Three breasting dolphins, one mooring dolphin and one mooring buoy to accommodate the full range of size of all known current commercial cableships. Water depth dredged to approximately 10.5 metres below mean low bar water level.

                                                                      SCHEDULE J
                                                                     Page 7 of 7

5.    STOREROOM, OFFICE AND TEST ROOM/WORKSHOP

      - A single storey building 65 feet wide by 60 feet high, with an office, mess room, washing/toilet facilities, a combined test room/workshop connecting to the air conditioned test area for a repeater, and a housing and equipment store. Over half the building is devoted to the store with a floor area of over 2,100 sq ft. Space is available to build on and provide more than double the initial housing storage area.

      - Yard space will accommodate a flameable goods store, parking and heavy equipment.

6.    HAULING AND ANCILLARY EQUIPMENT

      Cable haulers, cable mobile roller trackways, a forklift and pick up truck, and lifting hoists will be provided.

                                                                      SCHEDULE M
                                                                     Page 1 of 2

                          PRIORITY REPAIR ARRANGEMENTS

This Schedule provides procedures pertaining to Priority Repair Arrangements.

In the event of simultaneous cable failures the priority of repair should be guided by the principle of mutual cooperation between Maintenance Authorities when electing to invoke Priority Repair Arrangements. The Maintenance Authorities should recognize circumstances where a small failed system (lower priority) might be more vital to its owners than the larger failed system and conditions might exist where the owners of a smaller system may be in isolation due to the failure.

Unless other arrangements are agreed by the Maintenance Authorities involved, the priority of repair should be in accordance with the procedures set out below.

1.    Determination of Priority Factor

      A Priority Factor (P/F) should be established for each Scheduled Cable. The P/F is determined from the following formula:

                                 P/F = PIOCAU's
                                       --------
                                         NM

      Where:

      -     PIOCAU's equal the value of PIOCAU's calculated for each Scheduled
            Cable.

      - NM is the Chargeable Sheath Mileage in Nautical Miles for the Scheduled Cable.

            The Priority Factor of each Scheduled Cable is shown in page 5 of Schedule D2 next to its respective PIOCAU rating.

                                                                      SCHEDULE M
                                                                     Page 2 of 2

2.    Procedures to Implement Priority Repair Arrangements

      (a) The Scheduled Cable with the highest Priority Factor is first cable to be repaired.

      (b) If the Priority Factors of the cables are equal, the Scheduled Cable with the highest number of PIOCAU's is first repaired.

      (c) If the PIOCAU's of the Scheduled Cables are the same, the Maintenance Authority that calls first for the repair ship is first served.

                        FIRST SUPPLEMENTAL AGREEMENT TO:

                               THE SOUTH EAST ASIA
                                       AND
                                  INDIAN OCEAN
                           CABLE MAINTENANCE AGREEMENT

Cable &Wireless (HK) Ltd.

Internal Group Communication

From: GME                                 Our ref OMBRS.61/87

To:   ACOSEC                              Your ref.

23 November 1987

First Supplemental Agreement to the South East Asia and Indian Ocean Cable Maintenance Agreement

I enclose the original copy of the above Agreement for your retention.

General Manager Engineering

Encl: as stated

PKCY/ef

c.c.  MD* (GME) GMM* GMPA* GMFIN* DMIO
      (*without enclosures)

Cable and Wireless (Hong Kong) Limited
Member of the Cable and Wireless Worldwide Communications Group

                        FIRST SUPPLEMENTAL AGREEMENT TO:

                               THE SOUTH EAST ASIA
                                       AND
                                  INDIAN OCEAN
                           CABLE MAINTENANCE AGREEMENT

                         THIRD SUPPLEMENT AGREEMENT TO:-

                               THE SOUTH EAST ASIA

                                       AND

                                  INDIAN OCEAN

                           CABLE MAINTENANCE AGREEMENT

Whereas the First Supplemental Agreement became effective on the first day of December 1986,

Whereas the Second Supplemental Agreement became effective on the first day of June, 1990.

This Third Supplemental Agreement which shall become effective on 17th September 1992 made between the following Parties:

MAINTENANCE AUTHORITIES

THE COMMUNICATIONS AUTHORITY OF THAILAND - having its principal office at 99 Chaengwattana Road, Bangkok 10002, Thailand (herein called "CAT" which expression shall include its successors).

EASTERN TELECOMMUNICATIONS PHILIPPINES, INC. - with principal offices at Telecoms Plaza, 316 Sen. Gil J. Puyat Avenue, Salcedo Village, Makati, Metro Manila, Philippines (herein called "ETPI" which expression shall include its successors).

HONG KONG TELECOM INTERNATIONAL LIMITED - having its registered office at 26th Floor, Office Tower, Convention Plaza, I Harbour Road, Wanchai, Hong Kong (herein called "HKTI" which expression shall include its successors).

INTERNATIONAL TELECOMMUNICATION DEVELOPMENT CORPORATION - having its principal office at 31 Aikuo East Road, Taipei, Taiwan (herein called "ITDC" which expression shall include its successors).

JABATAN TELEKOM OF BRUNEI DARUSSALAM - having its principal office at Ministry of Communications Building, 1st Floor, Old Airport, Berakas Bandas Seri Begawan 2051. Brunei Darussalam (herein called "JTB" which expression shall include its successors).

KOKUSAI DENSHIN DENWA CO., LTD. - having its principal office at No. 3-2. Nish-Shinjuku 2-Chorne, Shinjuku-ku in the city of Tokyo (herein called "KDD" which expression shall include its successors).

OFFICE DES POSTES ET TELECOMMUNICATIONS - having its registered office at Boulevard de La Republique, Djibouti, Republique de La Djibouti (herein called "OPT" which expression shall include its successors).

AUSTRALIAN AND OVERSEAS TELECOMMUNICATIONS CORPORATION LIMITED ACN 051 775 556, a company incorporated in Australia, acting through its International Business unit, OTC Australia, which has its principal office at 231 Elizabeth Street, Sydney. New South Wales, Australia, being the successor (pursuant to the Australian and Overseas Telecommunications Corporation Act 1992 of the Commonwealth of Australia) of OTC Limited ACN 008 650 404, a company incorporated in Australia and being formerly the statutory corporation known as Overseas Telecommunications Commission (Australia) established in Australia by the OTC Act 1946, (hereinafter called "OTC", which expression shall include its successors).

PHILIPPINE LONG DISTANCE TELEPHONE COMPANY - a corporation organized and existing under the laws of the Republic of the Philippines and having its principal office at the Ramon Cojuangco Building, Makati Avenue, Makati, Metro Manila (herein called "PLDT" which expression shall include its successors).

P.T. (PERSERO) INDONESIAN SATELLITE CORPORATION - a government owned enterprise for international telecommunication of the Republic of Indonesia, having its registered office at Jalan Medan Merdeka Barat 21, Jakarta (herein called "INDOSAT" which expression shall include its successors).

PT TELEKOMUNIKASI INDONESIA - having its principal office at Jl. Jendral Gatot Subroto No. 52, Jakarta 12150, Indonesia (herein called "PT TELKOM" which expression shall include its successors).

SRI LANKA TELECOM - having its registered office at OTS Building, Duke Street, Colombo 1, Sir Lanka (herein called "SLT" which expression shall include its successors).

TELEKOM MALAYSIA BERHAD - a company incorporated in Malaysia and existing under the laws of Malaysia, having its principal office at lbupejabat Telekom Malaysia, Jalan Pantai Baharu, 59200 Kuala Lumpur, Malaysia (herein called "Telekom Malaysia" or "TM" which expression shall include its successors).

SINGAPORE TELECOMMUNICATIONS PRIVATE LIMITED - having its registered office at Comcentre, 31 Exeter Road, Singapore 0923 (herein called "SINGTEL" which expression shall include its successors).

VIDESH SANCHAR NIGAM LIMITED - having its registered office at Videsh Sanchar Bhavan, Mahatma Gandhi Road, Bombay - 400 001, India (herein called "VSNL" which expression shall include its successors).

FACILITY PROVIDERS

ASEAN CABLESHIP PRIVATE LIMITED - having its principal office at 15 Hoe Chiang Road, #05-01/03 Sanford Building, Singapore 0208, Republic of Singapore (herein called "ACPL" which expression shall include its successors).

CABLE AND WIRELESS (MARINE) LIMITED - having its registered office at East Saxon House, 27 Duke Street, Chelmsford, Essex, CM1 1HT. (herein called "CWM" which expression shall include its successors).

SEMBAWANG CABLE DEPOT PTE LTD - having its registered office at 2nd Storey, Katong Submarine Cable Station, 375 Tanjong Katong Road, Singapore 1543 (herein called "SCDPL" which expression shall include its successors).

                                   WITNESSETH

WHEREAS under Construction and Maintenance Agreements CAT, ETPI, HKTI, INDOSAT, ITDC, JTB, KIDD, OPT, OTC, SLT, PT TELKOM, PLDT, SINGTEL, TM, and VSNL (hereinafter called "Maintenance Authorities") are responsible for the maintenance and repair of the Submersible Plant of certain submarine telecommunications cable systems in the South East Asia and Indian Ocean areas.

WHEREAS ACPL, CWM AND SCDPL (hereinafter called "Facility Providers") and the Maintenance Authorities and parties to and have entered into an Agreement entitled "The South East Asia and Indian Ocean Cable Maintenance Agreement" (hereinafter called "SEAIOCMA") made as at the first day of June, 1986.

WHEREAS under SEAIOCMA, ACPL and CWM, in their separate capacities as Cableship Operators, make available two Cableships namely the C.S. Retriever and the C.S. Cable Enterprise respectively to the Maintenance Authorities for the repair and maintenance of such Scheduled Cables as are listed in Schedule B1 of SEAIOCMA.

WHEREAS the introduction of high capacity optical fibre cables into SEAIOCMA and the advancing age of the Cableships has necessitated the introduction of a cableship replacement programme to ensure that the Facility Providers can continue to provide an efficient maintenance service to the Maintenance Authorities.

WHEREAS following presentations made by the Cableship Operators the parties to SEAIOCMA have agreed to the replacement of both Cableships in accordance with the terms of this Third

Supplemental Agreement.

WHEREAS under the laws of the Republic of Singapore, all agreements, inter alia, entered into by the Telecommunication Authority of Singapore and subsisting before 1st April 1992 have since that date been transferred to SINGTEL and shall continue in force on and after that date and shall be enforceable by or against SINGTEL as if instead of the Telecommunications Authority of Singapore or any person acting on behalf of the said Authority, SINGTEL had been named therein or had been a party thereto.

NOW THEREFORE the Parties agree with one another as follows:

1.    DEFINITIONS

      Save as is herein amended, the words and/or expressions as used in this Third Supplemental Agreement shall have the same meanings ascribed to them as in the First Supplemental Agreement, the Second Supplemental Agreement and SEAIOCMA.

      "New Vessels" means the replacement vessels for the C.S. Retriever and C.S. Cable Enterprise respectively.

2.    CABLESHIPS REPLACEMENT SCHEDULE

      (a) The Cableships as detailed in Clause 5(a) replaced by the New Vessels as follows:-

            i) C.S. Retriever to be replaced by a New Vessel ("Vessel 1") to be based in Singapore as from 1st December 1994 or as soon as the New Vessel is available thereafter.

            ii) C.S. Cable Enterprise to be replaced by a New Vessel ("Vessel 2") to be based in the Philippines as from 1st January, 1998 or as soon as the New Vessel is available thereafter.

      (b) The C.S. Retriever and C.S. Cable Enterprise shall accordingly be withdrawn from SEAIOCMA as at the date of replacement by each respective New Vessel and the Maintenance Authorities shall incur no further obligation or liabilities for the C.S. Retriever and C.S. Cable Enterprise after these respective dates.

      (c) Any other reference to either C.S. Retriever or C.S. Cable Enterprise contained within SEAIOCMA shall with effect from the replacement dates identified in Clause 2(a) of this Agreement, be deemed to be references to Vessel 1 and Vessel 2 respectively.

      (d) Notwithstanding the foregoing, at the time of introduction of Vessel 1, CWM shall make an assessment of the relative condition of the C.S. Retriever and C.S. Cable Enterprise. In the event that the C.S. Retriever is deemed to be the preferred vessel, it shall take up the Philippines based maintenance duties until the introduction of Vessel 2 and for the purposes of Clauses 2(a), (b) and (c), from the date the C.S. Retriever takes up such duties it shall be deemed to be the C.S. Cable Enterprise and the C.S. Enterprise shall be deemed to be the C.S. Retriever.

            Furthermore, for the period of such replacement by C.S. Retriever of C.S. Cable Enterprise, any other references to the C.S. Cable Enterprise contained within SEAIOCMA shall with effect from the replacement be deemed to be references to the C.S. Retriever.

3.    DETERMINATION OF CABLESHIP FIXED STANDING CHARGE

      (a)   The Fixed Standing Charge for the New Vessels shall be as follows:

--------------------------------------------------------------------------------
Vessel 1             1994/95         1995/96          1996/97          1997/98
                   Sing $'000      Sing $'000       Sing $'000       Sing $'000
--------------------------------------------------------------------------------
Full Manning         23,884          24,214           25,257           26,347
--------------------------------------------------------------------------------
Combined Manning     21,459          21,692           22,626           23,603
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Vessel 2             1997/98         1998/99         1999/2000         2000/01
                  (Pounds)'000    (Pounds)'000     (Pounds)'000     (Pounds)'000
--------------------------------------------------------------------------------
Full Manning          8665            9035             9421             9826
--------------------------------------------------------------------------------
Combined Manning      7844            8181             8533             8902
--------------------------------------------------------------------------------

      (b) Subsequent Financial Years' Fixed Standing Charges for each respective New Vessel shall be advised not less than two years in advance of the commencement of each Financial Year.

      (c) Each successive Financial Year's Fixed Standing Charge advised under Clause 3(b) of this Third Supplemental Agreement shall not constitute an increase of more than 4% of the previous year's Fixed Standing Charge. It a Cableship Operator requires an increase to the annual Fixed Standing Charge in excess of the foregoing then the Cableship Operator shall submit details of such increase for the consideration of the Management Committee. This Clause 3(c) shall in respect of the New Vessels replace Clause 19(c) of SEAIOCMA.

            The foregoing 4% increase in the Fixed Standing Charge shall remain fixed and firm up to and including the year 2003/2004, but immediately thereafter such percentage shall be subject to downward revision. The Cableship Operators shall propose such revised percentage not later than the first day of January 2002 for the consideration and approval by the Management Committee and such approval shall not be unreasonably withheld.

      (d) The Fixed Standing Charges in respect of the C.S. Retriever and the C.S. Cable Enterprise shall cease to apply in respect thereof upon the respective dates that each of these vessels is replaced by a New Vessel.

      (e) Should a New Vessel replace an existing Cableship in the course of a Financial Year the Fixed Standing Charge chargeable for that Financial Year shall be the aggregate of the proportionate amount of Fixed Standing Charge of the Cableship being replaced and that of the replacement New Vessel applicable to the duration of its operation in that Financial Year.

4.    PERIOD OF AGREEMENT

      Clause 17 of SEAIOCMA shall be amended to read:

      "This Agreement shall become effective on the first day of June 1986 and shall expire ten (10) years from the delivery date of Vessel 2 as detailed in Clause 2(a) of this Third Supplemental Agreement, but may continue beyond that date by agreement amongst the Parties".

5.    NOTICE OF WITHDRAWAL

      Clause 18(d) of SEAIOCMA shall be amended whereby the period during which a Maintenance Authority may not withdraw a Scheduled Cable from SEAIOCMA other than under Clause 18(c) of SEAIOCMA is increased to a period often (10) years from the delivery date of Vessel 2 as detailed in Clause 2 (a) of this Third Supplemental Agreement. A minimum of two (2) years notice of withdrawal, to expire not earlier than the said 10 year period, shall be required to be given by such Maintenance Authority to withdraw a Scheduled Cable from SEAIOCMA.

6.    CABLE DEPOT COST DERIVATION

      Paragraph 2 of Schedule El of SEAIOCMA shall be amended with effect from the 1st April 2000 such that the fixed annual sum referred in subparagraph
      (a) shall apply to both the Sembawang and Batangas Depots and sub-paragraph (b) (for avoidance of doubt being as inserted by the Second Supplemental Agreement) shall be deleted as of the same date.

7.    EFFECTIVE DATE

      The provisions of this Third Supplemental Agreement shall come into effect on 17th September 1992, and shall continue thereafter until SEAIOCMA is terminated or expires, whichever is the sooner.

8.    MISCELLANEOUS

      Except as herein amended by this Third Supplemental Agreement, all terms, covenants. provisions and conditions set out and provided in SEAIOCMA, and the First and Second Supplementals to SEAIOCMA, shall continue to apply. and shall remain in full force and effect between the Parties.

      This Third Supplemental Agreement shall be executed by each of the Parties in eighteen (18) counterparts and each thereof when so executed and delivered shall be an original and such parts shall together as well as separately constitute one and the same instrument.

IN WITNESS WHEREOF THE PARTIES- have severally subscribed these presents or caused them to be subscribed in their names and on their behalf by their officers thereunto duly authorized:

SIGNED:

For and on behalf of                            Attest          Date
ASEAN CABLESHIP PRIVATE LTD

------------------------------------------      ---------       ---------

For and on behalf of                            Attest          Date
COMMUNICATIONS AUTHORITY OF THAILAND

------------------------------------------      ---------       ---------

For and on behalf of                            Attest          Date
HONG KONG TELECOM INTERNATIONAL
LIMITED

------------------------------------------      ---------       ---------

For and on behalf of                            Attest          Date
CABLE AND WIRELESS (MARINE) LIMITED

------------------------------------------      ---------       ---------

For and on behalf of                            Attest          Date
EASTERN TELECOMMUNICATIONS
PHILLIPPINES INC.

------------------------------------------      ---------       ---------

For and on behalf of                            Attest          Date
INTERNATIONAL TELECOMMUNICATION
DEVELOPMENT CORPORATION

------------------------------------------      ---------       ---------

For and on behalf of                            Attest          Date
TELEKOM MALAYSIA BERHAD

------------------------------------------      ---------       ---------

For and on behalf or                            Attest          Date
KOKUSAI DENSHIN DENWA CO., LTD.

------------------------------------------      ---------       ---------

For and on behalf of                            Attest          Date
SRI LANKA TELECOM

------------------------------------------      ---------       ---------

For and on behalf of                            Attest          Date
OFFICE DES POSTES ET
TELECOMMUNICATIONS

------------------------------------------      ---------       ---------

For and on behalf of                            Attest          Date
AUSTRALIAN AND OVERSEAS
TELECOMMUNICATIONS CORPORATION
LIMITED ACN 051 775 556

------------------------------------------      ---------       ---------

For and on behalf of                            Attest
P.T. (PERSERO) INDONESIAN
SATELLITE CORPORATION

------------------------------------------      ---------       ---------

For and on behalf of                            Attest          Date
SEMBAWANG CABLE DEPOT
PRIVATE LIMITED

------------------------------------------      ---------       ---------

For and on behalf of                            Attest          Date
SINGAPORE TELECOMMUNICATIONS
PRIVATE LIMITED

------------------------------------------      ---------       ---------

For and on behalf of                            Attest          Date
VIDESH SANCHAR NIGAM LTD.

------------------------------------------      ---------       ---------

For and on behalf of                            Attest          Date
PHILIPPINE LONG DISTANCE
TELEPHONE COMPANY

------------------------------------------      ---------       ---------

For and on behalf of                            Attest          Date
JABATAN TELEKOM OF BRUNBI
DARUSSALAM

------------------------------------------      ---------       ---------

For and on behalf of                            Attest          Date
PT TELEKOMUNISKASI INDONESIA

------------------------------------------      ---------       ---------

                                        SCHEDULE Al

                                        Issue 8
                                        EFFECTIVE: 8 October 1997

                        LIST OF PARTIES TO THIS AGREEMENT

MAINTENANCE AUTHORITIES

COMMUNICATIONS AUTHORITY OF THAILAND - having its principal office at 99 Chaengwattana Road, Bangkok 10002, Thailand (herein called "CAT" which expression shall include its successors).

EASTERN TELECOMMUNICATIONS PHILIPPINES, INC. - with principal offices at Telecoms Plaza, 316 Sen. Gil J. Puyat Avenue, Salcedo Village, Makati, Metro Manila, Philippines (herein called "ETPI" which expression shall include its successors).

FLAG Limited, a company organized under the laws of Bermuda and having a registered office at Richmond House, 5th Floor, 12 Par-la-Ville Road, Hamilton HM 08 Bermuda (hereinafter referred to as "FLAG", which expression shall include its legal successors).

HONG KONG TELECOM INTERNATIONAL - having its registered office at Telecom House, 3 Gloucester Road, Hong Kong (herein called "HKTI" which expression shall include its successors).

INTERNATIONAL DIGITAL COMMUNICATIONS, INC. - having its registered office at 5-20-8, Asakusabashi, Taito-Ku, Tokyo, Japan, 111 (herein called "IDC" which expression shall include its successors).

INTERNATIONAL TELECOMMUNICATION DEVELOPMENT CORPORATION - having its principal office at 31 Aikuo East Road, Taipei, Taiwan (herein called "ITDC" which expression shall include its successors).

JABATAN TELEKOM BRUNEI DARUSSALAM - having its principle office at Ministry of Communications Building, 2nd Floor, Old Airport, Berakas, Bandar Sen Begawan 2051, Brunei, Darussalam (herein called "JTB" which expression shall include its successors).

KOKUSAI DENSHIN DENWA CO, LTD. - having its principal office at No. 3-2,

                                        SCHEDULE Al

NishiShinjuku 2-Chome, Shinjuku-ku in the city of Tokyo (herein called "KDD" which expression shall include its successors).

KOREA TELECOM - having its principal office at No. 100 Sejong-no, Chongno-gu, Seoul 110-777, The Republic of Korea (herein called "KT" which expression shall include its successors).

OFFICE DES POSTES ET TELECOMMUNICATIONS - having its registered office at Boulevard de La Republique, Djibouti, Republique de La Djibouti (herein called "OPT" which expression shall include its successors).

PHILIPPINE LONG DISTANCE TELEPHONE COMPANY - a corporation organised and existing under the laws of the Republic of the Philippines and having its principle office at the Ramon Cojuangco Building, Makati Avenue, Makati, Metro Manila (herein called "PLDT" which expression shall include its successors).

P.T. (PERSERO) INDONESIAN SATELLITE CORPORATION - a government owned enterprise for international telecommunications of the Republic of Indonesia, having its registered office at Jalan Medan Merdeka Barat 21, Jakarta 1 0 11 0 (herein called "INDOSAT" which expression shall include its successors).

PT TELEKOMUNIKASI INDONESIA - having its principle office at Jl. Jendral Gatot Subroto No. 52, Jakarta 12150, Indonesia (herein called "PT TELEKOM" which expression shall include its successors).

SINGAPORE TELECOMMUNICATIONS PRIVATE LIMITED - having its registered office at Comcentre, 31 Exeter Road, Singapore 0923 (herein called "SINGTEL" which expression shall include its successors).

SRI LANKA TELECOM - having its registered office at OTS Building, Duke Street, Colombo 1, Sri Lanka (herein called "SLT" which expression shall include its successors).

TELEKOM MALAYSIA BERHAD - a company incorporated in Malaysia and existing under the laws of Malaysia, having its principle office at Ibupejabat Telekom Malaysia, Jalan Pantai Baharu, 59200 Kuala Lumpur, Malaysia (herein called "TELEKOM MALAYSIA" or "TM" which expression shall include its successors).

TELSTRA CORPORATION LIMITED a company incorporated in Australia, acting

                                        SCHEDULE Al
through its International Business unit, Telstra Corporation Limited, which has its principal office at 231 Elizabeth Street, Sydney, New South Wales, Australia (herein called "TELSTRA:," which expression shall include its successors).

VIDESH SANCHAR NIGAM LIMITED - having its registered office at Videsh Sanchar Bhavan, Mahatma Gandhi Road, Bombay - 400 001, India (herein called "VSNL" which expression shall include its successors).

VIETNAM POSTS AND TELECOMMUNICATIONS (formerly called the Directorate General of Posts and Telecommunications of Vietnam) having its principle office at 18 Nguyen Du Street, Hanoi (hereinafter called "VNPT" which expression shall include its successors).

                                        SCHEDULE A2

                                        Issue
                                        EFFECTIVE: 1st July, 1997

                        LIST OF PARTIES TO THIS AGREEMENT

FACILITY PROVIDERS

ASEAN CABLESHIP PRIVATE LIMITED - having its principal office at 15 Hoe Chiang Road, 05-01/03 Euro-Asia Centre Singapore 0208, Republic of Singapore (herein called "ACPL" which shall include its successors).

CABLE AND WIRELESS MARINE LIMITED - having its registered office at East Saxon House, 27 Duke Street, Chelmsford, Essex, CM1 1 HT (herein called "CWM" which expression shall include its successors).

SEMBAWANG CABLE DEPOT PTE, LTD. - having its registered office at 2nd Storey, Katong Submarine Cable Station, 375 Tanjong Katong Road, Singapore 1543 (herein called "SCDPL" which expression shall include its successors).

                                                            SCHEDULE B1
                                                            Page 1 of 5
                                                            Issue Nr. 37
                                                            Date: 1 October 1998

                            LIST OF SCHEDULED CABLES

                                                          LIABILITY for PAYMENT
                        SHEATH          MAINTENANCE      (%) of CHARGES ACCRUING
SCHEDULED CABLES       MILEAGE          AUTHORITIES      to the SCHEDULE CABLES
----------------       -------          -----------      ----------------------
Singapore-Medan            342            Singtel                  50
(SEA-ME-WEA)                              Indosat                  50

Medan-Colombo            1,420            Indosat                  50
(SEA-ME-WEB)                                SLT                    50

Colombo-Djibouti         2,336              SLT                    50
(SEA-ME-WE C)                               OPT                    50

Singapore-Hong Kong      1,617            SINGTEL                  50
(SIN-HON-TAI A)                            HKTI                    50

Hong Kong-Taiwan           728             ITDC                    50
(SIN-HON-TAI B)                            HKTI                    50

Australia-Indonesia      1,850            Telstra                  50
(A-I-S A)                                 Indosat                  50

Indonesia-Singapore        539           Indosat.                  50
(A-I-S B)                                 Singtel                  50

Penang-Madras            1,349              TM                     50
(IOCOM)                                    VSNL                    50

H-J-K part               1,082             HKTI                    50
South of 25 - North                         KDD                    50'

Hon-Tai 2                  395             HKTI                    50
                                           ITDC                    50

Kuantan-Kotakinabalu       803              TM                     100

                                                            SCHEDULE B1
                                                            Page 2 of 5
                                                            Issue Nr. 37
                                                            Date: 1 October 1998

                                                          LIABILITY for PAYMENT
                        SHEATH          MAINTENANCE      (%) of CHARGES ACCRUING
SCHEDULED CABLES       MILEAGE          AUTHORITIES      to the SCHEDULE CABLES
----------------       -------          -----------      ----------------------
Surabaya-Banjarmasin       209           PT Telkom                 100

B-S                        843            Singtel                  50
                                            JTB                    50

B-M-P                      818              TM                    33.3
                                            JTB                   33.3
                                           PLDT                   33.3

Tayuan-Mazu (TM-1)         149             ITDC                    100

Taiwan-Pengfu (TP-1)        47             ITDC                    100

Pengfu-Kinmen (PK-l)        80             ITDC                    100

SEA-ME-WE 2 Seg 1          555            Singtel                  20
                                          Indosat                  20
                                            SLT                    20
                                           VSNL                    20
                                            OPT                    20

APC Seg B1                 102            Singtel                 16.67
                                            TM                    16.67
                                           HKTI                   16.67
                                            KDD                   16.67
                                           ITDC                   16.67
                                            IDC                   16.67

APC Seg B2                 160           as above               as above

APC Seg B3                1290               "                      "

APC Seg B4                 225               "                      "

                                                            SCHEDULE B1
                                                            Page 3 of 5
                                                            Issue Nr. 37
                                                            Date: 1 October 1998

                                                          LIABILITY for PAYMENT
                        SHEATH          MAINTENANCE      (%) of CHARGES ACCRUING
SCHEDULED CABLES       MILEAGE          AUTHORITIES      to the SCHEDULE CABLES
----------------       -------          -----------      ----------------------
APC Seg B5                 717               "                       "

APC Seg B6                 196               "                       "

APC Seg B7 Pt              236               "                       "

SEA-ME-WE 2 Seg 2.1       2037            Singtel                   20
                                          Indosat                   20
                                            SLT                     20
                                           VSNL                     20
                                            OPT                     20

SEA-ME-WE 2 Seg 2.2         31           as above                as above

SEA-ME-WE 2 Seg 2.3        842               "                       "

SEA-ME-WE 2 Seg 2.4        405               "                       "

SEA-ME-WE 2 Seg. 2.5      1564               "                       "

M-TBI                      331              TM                      5.3
                                            CAT                    94.7

M-T B2                      52              CAT                     100

M-T B3                     306              TM                     10.6
                                            CAT                    89.4

Phetchaburi - Sri Racha     55              CAT                     100

TVH:

B1 Thailand - BU           664              CAT                     100

                                                            SCHEDULE B1
                                                            Page 4 of 5
                                                            Issue Nr. 37
                                                            Date: 1 October 1998

                                                          LIABILITY for PAYMENT
                        SHEATH          MAINTENANCE      (%) of CHARGES ACCRUING
SCHEDULED CABLES       MILEAGE          AUTHORITIES      to the SCHEDULE CABLES
----------------       -------          -----------      ----------------------
B2 Vietnam - BU            109             VNPT                     100

B3 Hong Kong - BU         1038             HKTI                     100

Malaysia Domestic          957              TM                      100
North Link

Malaysia Domestic         1271              TM                      100
South Link

APCN System 1
Seg. B3                    304            SingTel                  11.11
                                            TM                     11.11
                                            KDD                    11.11
                                          Indosat                  11.11
                                            KT                     11.11
                                            CAT                    11.11
                                           PLDT                    11.11
                                           HKTI                    11.11
                                           ITDC                    11.11

Seg. B4                    181           as above                as above

Seg. B17                   600               "                       "

APCN System 2
Seg. B5                    686           as above                as above

Seg. B6                    352               "                       "

Seg. B7                     41               "                       "

Seg. B8                    389               "                       "

                                                            SCHEDULE B1
                                                            Page 5 of 5
                                                            Issue Nr. 37
                                                            Date: 1 October 1998

                                                          LIABILITY for PAYMENT
                        SHEATH          MAINTENANCE      (%) of CHARGES ACCRUING
SCHEDULED CABLES       MILEAGE          AUTHORITIES      to the SCHEDULE CABLES
----------------       -------          -----------      ----------------------
Seg. B9                   1295                "                     "

Seg. B10                    50                "                     "

Seg. B11                    75                "                     "

APCN System 3
Seg. B12                   703            as above              as above

Seg. B13                    52                "                     "

Seg. B14                   107                "                     "

Seg. B15                    69                "                     "

Seg. B16                   490                "                     "

Jakarta-Surabaya           385             Indosat                 100

JASURAUS (APCN-A)         1509             Telstra                 50
                                           Indosat                 50

FLAG
Seg. K (Mumbai - BU4)     1386              FLAG                   100
East of 77 deg.
50 min E

Seg. M (BU4 - Penang)      124            as above              as above

Seg. L (BU4 - Satun)        60                "                     "

Seg. N (Songkhla - HK)    1596                "                     "

Seg. PI (HK - BUS)         915                "                     "
South of 25 deg N

                                                      SCHEDULE C
                                                      Page 1 of 3
                                                      Issue Nr. 37
                                                      Date: 1 October 1998

                             CABLESHIP OPERATIONAL ALLOCATION
                    DEFINING EACH CABLESHIP'S NORMAL OPERATIONAL ZONE

This Schedule specifies which Cableship, subject to availability, would normally undertake work on a given Scheduled Cable iste in Schedule B 1.

SINGAPORE BASED                           MANILA BASED
CABLESHIPE                                CABLESHIP

                              Sheath                                    Sheath
                              ------                                    ------
Scheduled Cable               Miles       Scheduled Cable               Miles
---------------               -----       ---------------               -----

Singapore-Medan               342         Singapore-Hong King           1078
Medan-Colombo                 1420        (Hong Kong end)
Colombo-Djibouti              2336

Singapore-Hong King           539         Hong Kong-Taiwan              728
(Singapore end)

Indonesia-Singapore           539         Australia-Indonesia           1850
(A-I-S `B')

Penang-Madras                 1349        H-J-K                         1082
(IOCOM)                                   (South of 25 - N)

Kuantan-Kotakinabalu          803         Hon-Tai 2                     395

Surabaya-Banjarmasin          209         Taiwan-Pengfu                 47

Brunei-Singapore (B-S)        843         Tayuan-Mazu                   149

Brunei-Malaysia-Phillippines  818         Pengfu-Kinmen                 80
(BMP)

SEA-ME-WE2 Seg 1              555         APC  Seg B 3 pt               638

APC       Seg B 1             102              Seg B 4                  225

                                                      SCHEDULE C
                                                      Page 2 of 3
                                                      Issue Nr. 37
                                                      Date: 1 October 1998

SINGAPORE BASED                           MANILA BASED
CABLESHIPE                                CABLESHIP

                              Sheath                                    Sheath
                              ------                                    ------
Scheduled Cable               Miles       Scheduled Cable               Miles
---------------               -----       ---------------               -----

                  Seg B 2     160                     Seg B 5           717

                  Seg B 2     160                     Seg B 5           717

                  Seg B 3 pt  652                     Seg B 6           196
                                                      Seg B 7 pt        236

SEA - ME - WE 2   Seg 2.1     2037        TVH         Seg B 3           1038

                  Seg 2.2     31          APCN        Seg B 3           304

                  Seg 2.3     842         APCN        Seg B 4           181

                  Seg 2.4     405         APCN        Seg B 17          600

                  Seg 2.5     1564        APCN        Seg B 5           686

M-T               Seg B 1     331         APCN        Seg B 6           352

                  Seg B 2     52          APCN        Seg B 7           41

                  Seg B 3     306         APCN        Seg B 8           389

Phetchaburi                   55          APCN        Seg B 9 (part)    597
Sri-Racha

Malaysia Domestic North Link  957         FLAG N (R14 - HK)             980

Malaysia Domestic South Link  1271        FLAG P1 (HK - BUS)            915
                                          South of 25 deg. N

                                                      SCHEDULE C
                                                      Page 3 of 3
                                                      Issue Nr. 37
                                                      Date: 1 October 1998

SINGAPORE BASED                           MANILA BASED
CABLESHIPE                                CABLESHIP

                              Sheath                                  Sheath
                              ------                                  ------
Scheduled Cable               Miles       Scheduled Cable             Miles
---------------               -----       ---------------             -----

TVH Seg B1                    664

TVH Seg B2                    109

APCN Seg B9 (part)            698

APCN Seg B1O                  50

APCN Seg B11                  75

APCN Seg B12                  703

APCN Seg B13                  52

APCN Seg B14                  107

APCN Seg B15                  69

APCN Seg B16                  490

Jakarta-Surabaya              385

JASURAUS                      1509

FLAG K (Mumbai - BU4)         1386
East of 77 deg. 50 min E

FLAG M (BU4 - Penang)         124

FLAG L (BU4 - Satun)          60

FLAG N (Songkhla - R14)       616

                                                                     SCHEDULE D2
                                                                    Page 1 of 13
                                                                         Issue 4
                                                          Effective 3 April 1997

                   CABLESHIP FIXED STANDING CHARGE ALLOCATION

1. The Cableship Fixed Standing Charge will be allocated to each scheduled Cable in accordance with the PIOCAU Cost Allocation Formula as defined below:-

      The PIOCAU Cost Allocation Formula is:-

      PIOCAUs - NM [I + (Bearer Capacity x Fill Factor/5000)]

      Where:
      a)    NM equals the Chargeable Sheath Mileage of a cable system.

      b) Bearer Capacity is the assigned, notional or design capacity whichever is used as the basis of ownership of each segment of a cable system as identified in the relevant Construction and Maintenance Agreement (C&MA"), or its equivalent, for that cable system.

            (The assigned or notional capacity is that which would normally accommodate the traffic requirement of a cable system for at least 10 years from RFS date except as specified in Paragraph (c) (ii) below

      c) Fill Factors (FF) as shown below, are applied on the basis of years of service for each Scheduled Cable from its Ready For Service (RFS) date. The FF are intended to reflect system utilization from traffic forecasts. The 10 year FF are assigned to all the Scheduled cables except as specified in Paragraph (c) (ii) below.

           i)     Notional Years of
                  -----------------
                  Service from RFS                   Fill Factor
                  ----------------                   -----------

                  First                              0.19
                  Second                             0.28
                  Third                              0.37
                  Fourth                             0.46
                  Fifth                              0.55
                  Sixth                              0.64
                  Seventh                            0.73

                                                                     SCHEDULE D2
                                                                    Page 2 of 13
                                                                         Issue 4
                                                          Effective 3 April 1997

                  Eight                              0.82
                  Ninth                              0.91
                  Tenth and beyond                   1.00

            ii) For those cables where capacity is sold to telecommunication entities on a "demand basis" and no Notional Capacity is listed in the cable's C&MA, the maintenance authority (ies) of said cable system shall submit in writing to the Maintenance Authority (ies) for approval the activated capacity of the cable system to be used as Bearer Capacity. Fill Factor to be used is 1.00.

      d) For the purpose of paragraph (c) above, notional years of service for Scheduled Cable shall be determined as follows:-

            (i) A Scheduled Cable shall commence its first notional year of service on its RFS date except as specified in Paragraph (c)
                  (ii) above; and

            (ii) A Scheduled Cable shall commence its second notional year of service on 1st July of the year following the calendar year of its RFS date and shall commence subsequent notional years of service on 1st July of subsequent years except as specified in Paragraph (c) (ii) above.

      e) The Cableship Operators will automatically apply the fill factor for new cable entering the zone, adjust the fill factor for existing Scheduled Cable in accordance with paragraphs (c) and (d) above except as specified in Paragraph (c) (ii) above.

      f) The Cableship Operators will automatically remove cables from the Schedule with effect from the dates they are withdrawn from service and circulate amended Schedule to all parties to this agreement as soon as possible.

2. Where a Scheduled Cable or part of a Scheduled Cable shown in Schedule C is 2000 nautical miles or more from the base port of the Cableship in that Normal Operational Zone then, for PIOCAU calculation, the amount of the Scheduled Cable beyond the 2000 nautical miles shall be considered as half its actual length and this added to the cable length with 2000 nautical miles shall be the Chargeable Sheath Mileage.

3. For Maintenance Authorities whose Scheduled Cable carry wholly or partially domestic

                                                                     SCHEDULE D2
                                                                    Page 3 of 13
                                                                         Issue 4
                                                          Effective 3 April 1997

      or non-commercial circuits, the following formula shall apply for PIOCAU calculation purpose.

            Z=Y/2 x X

      Where:

            X= the Chargeable Sheath Mileage of a Scheduled Cable between landing points (after adjustment calculate in accordance with paragraph 2 above)

            Y= the ratio of domestic or non-commercial circuit to all the used circuits carried on the Scheduled Cable

            Z=    gives the discounted section of the Scheduled Cable.

      Then X - Z-shall give the Chargeable Sheath Mileage to be included in the PIOCAU Cost Allocation Formula for derivation of the costs to be allocated to the Maintenance Authorities eligible for such discount.

4. Page 5 of this schedule indicates the cost allocation to each Schedule Cable calculated on the basis of (1), (2) and (3) above. The effective length of Schedule Cable after application of (2) and (3) is the Chargeable Sheath Mileage. The Chargeable Sheath Mileage shall be included in the PIOCAU Cost Allocation Formula and the number of PIOCAUs shall be calculated in accordance with (1) above.

5. Maintenance Authorities shall keep the Management Committee and the Cableship Operators advised of any change in the ratio (Y) of domestic or non-commercial circuits currently on the Scheduled Cable in proportion to all the traffic carried on the Scheduled Cables, for which they have responsibility. Page 5 of this schedule shall be amended from time to time as necessary.

6. Maintenance Authorities shall advise the Management Committee of the Bearer Capacity, or Activated Capacity as specified in Paragraph (c) (ii) above, applicable to each Schedule Cable.

7. Page 7 of this schedule indicates for billing purposes the allocation (%) of each Scheduled Cable's cost (as derived above) among respective Maintenance Authorities or Central

                                                                     SCHEDULE D2
                                                                    Page 4 of 13
                                                                         Issue 4
                                                          Effective 3 April 1997

      Billing parties in accordance with and as indicated in Clause 21 (j) and Schedule B2.

      Amendment to the Chargeable Sheath Mileage shall be subject to the approval of the Management Committee and shall be effective from the date of such notification unless otherwise agreed.

8. Whenever Sheath Mileage, Bearer Capacity/Activated capacity or Fill Factor of a Schedule Cable is revised, the PIOCAU's for said Schedule Cable shall be recalculated, and the total PIOCAU's for the Scheduled Cables shall also be recalculated and the Order of Priority for the Scheduled Cable shall be determined in accordance with Schedule M and Schedule D2 shall be revised and distributed to each Party by CW(M).

===========================================================================================================================
                                                                               SCHEDULE D2 Page 5 of 13
            CABLESHIP COST ALLOCATION TO EACH SCHEDULED CABLE                  Re-Issue 51
                                                                               EFFECTIVE 1 October 1998
---------------------------------------------------------------------------------------------------------------------------
                       SHEATH  CHARGEABLE   RFS                                  PRIORITY   PRIORITY                   %
  SCHEDULED            MILES     SHEATH    DATE     BEARAR     FILL    PIOCAU'S   FACTOR     FACTOR      SYSTEM      COST
    CABLE               (NM)    MILEAGE   MNTH/YR  CAPACITY   FACTOR             PIOCAU'S     ORDER       TYPE       ALLOC
===========================================================================================================================
                                                         Coaxial
===========================================================================================================================
SEA-ME-WE    A           342       342     Nov-84     1260     1.00     428.18     3869.46     5          S12         6.522
---------------------------------------------------------------------------------------------------------------------------
SEA-ME-WE    B          1420      1420     Dec-85     1080     1.00    1726.72                            CS-12M
---------------------------------------------------------------------------------------------------------------------------
SEA-ME-WE    C*         2336      1410     Dec-85     1080     1.00    1714.56                            S12
---------------------------------------------------------------------------------------------------------------------------
SOM-HON-TAI  A          1617      1617     Aug-86     1380     1.00    2063.29     2063.29     8          NE          3.477
---------------------------------------------------------------------------------------------------------------------------
SOM-HON-TAI  B           728       728     Oct-85     480      1.00     797.89      797.89    16          CS-5M       1.345
---------------------------------------------------------------------------------------------------------------------------
A-I-S        A*         1850      1122     Sep-86     1380     1.00    1431.67     2119.43     7          NE          3.572
---------------------------------------------------------------------------------------------------------------------------
A-I-S        B           539       539     Aug-86     1380     1.00     687.76                            NE
---------------------------------------------------------------------------------------------------------------------------
IOCOM                   1349      1349     May-81     480      1.00    1478.50     1478.50    11          NC          2.492
===========================================================================================================================
                                                        Fibre Optic
===========================================================================================================================
H-J-K                   1082      1082     Jun-90     2694     0.91    1784.07     1784.07    10          OS280M      3.007
---------------------------------------------------------------------------------------------------------------------------
                                           Apr-92     1086     0.73
---------------------------------------------------------------------------------------------------------------------------
HONTAI 2                 395       395     Aug-90     1890     0.91     530.81      530.87    17          NL420       0.895
---------------------------------------------------------------------------------------------------------------------------
KUANTAN-*                803       502     Jan-91     5670     0.82    1107.32     1107.32    14          OS420M      1.866
---------------------------------------------------------------------------------------------------------------------------
KOTAKINABALU                               Feb-92     1890     0.73
---------------------------------------------------------------------------------------------------------------------------
SURABAYA-BANJARMASIN*    209       105     Jan-92     1200     0.73     123.40      123.40    19          OS280M      0.208
---------------------------------------------------------------------------------------------------------------------------
B-S                      843       843     Nov-91     2520     0.82    1191.40     1191.40    13          OS560M      2.008
---------------------------------------------------------------------------------------------------------------------------
B-M-P        B1          126       126     Feb-92     3780     0.73     195.54     1269.44    12          OS560M      2.139
---------------------------------------------------------------------------------------------------------------------------
B-M-P        B2          85        85      Feb-92     3780     0.73     131.91                            OS560M
---------------------------------------------------------------------------------------------------------------------------
B-M-P        B3          607       607     Feb-92     3780     0.73     941.99                            OS560M
---------------------------------------------------------------------------------------------------------------------------
TP 1 TAIWAN-PENGFU*      47        24      Aug-88     6048     1.00      53.03       53.03    22          CS-5M       0.089
---------------------------------------------------------------------------------------------------------------------------
TM-1 TAYUAN-MATZ*        149       75      Oct-92     2016     0.73      97.08       97.08    20                      0.164
---------------------------------------------------------------------------------------------------------------------------
PK-1 PENGFU-KINMEN       80        40      Jun-91     2016     0.82      53.22       53.22    21          12C SM      0.090
---------------------------------------------------------------------------------------------------------------------------
APC Seg B1   S-B1        102       102     Sep-93    12300     0.64     326.89     8663.23     2          560M       14.601
                                           Aug-94     690      0.55
                                           Nov-95     330      0.46
                                           Jan-97     9360     0.28
APC Seg B2   K-B1                          Sep-93     726      0.64     348.78                            560M
                                           Aug-94     330      0.55
                                           Nov-95     120      0.46
                                           Jan-97     3630     0.28
APC Seg B3   B1-2                          Sep-93    12600     0.64    3860.45                            560M
                                           Aug-94     360      0.55
                                           Nov-95     210      0.46
                                           Jan-97     5730     0.28
APC Seg B4   H-B2                          Sep-93     8580     0.64     565.20                            560M
                                           Aug-94     600      0.55
                                           Nov-95     420      0.46
                                           Jan-97     5520     0.28
===========================================================================================================================
PIOCCAU'S = NM(1+(BEARER CAPACITY X FF/5000))        PRIORITY FACTOR = PIOCAU'S
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Fill Factor Update 1st July 98                       *Discounted in accordance with Schedule D2 Pages 1 - 4
===========================================================================================================================

===========================================================================================================================
                                                                               SCHEDULE D2 Page 6 of 13
            CABLESHIP COST ALLOCATION TO EACH SCHEDULED CABLE                  Re-Issue 51
                                                                               EFFECTIVE 1 October 1998
---------------------------------------------------------------------------------------------------------------------------
                       SHEATH  CHARGEABLE   RFS                                  PRIORITY   PRIORITY                   %
  SCHEDULED            MILES     SHEATH    DATE     BEARAR     FILL    PIOCAU'S   FACTOR     FACTOR      SYSTEM      COST
    CABLE               (NM)    MILEAGE   MNTH/YR  CAPACITY   FACTOR             PIOCAU'S     ORDER       TYPE       ALLOC
===========================================================================================================================
                                                      Fibre Optic Ctd.
===========================================================================================================================
APC Seg 85   B2-3        717       717     Sep-93    13620     0.64    2232.42                 2          560M
                                           Aug-94     960      0.55
                                           Nov-95     630      0.46
                                           Jan-97     3690     0.28
APC Seg B6   T-B3        196       196     Sep-93    11340     0.64
APC Seg B7pt B3-N        236       236     Sep-93    17400     0.64     480.50                            560M
                                           Aug-94     960      0.55     848.99                            560M
                                           Nov-95     630      0.46
                                           Jan-97     3690     0.28
---------------------------------------------------------------------------------------------------------------------------
SEA-ME-WE 2 SEG 1        555       555     Jan-93     5740     0.64     962.77     6323.84     4          560M       10.658
SEA-ME-WE 2 SEG 2.1     2037      2037     Jun-94     3922     0.55    2915.80                            560M
SEA-ME-WE 2 SEG 2.2      31        31      Jun-94     502      0.55      32.71                            560M
SEA-ME-WE 2 SEG 2.3*     842       647     Jun-94     4160     0.55     943.07                            560M
SEA-ME-WE 2 SEG 2.4*     405       203     Jun-94     2239     0.55     253.00                            560M
SEA-ME-WE 2 SEG 2.5*    1564       782     Jun-94     5051     0.55    1216.49                            560M
---------------------------------------------------------------------------------------------------------------------------
MT B1 Phetchoburl - BU   331       331     Aug-94     2115     0.55     408.01      849.30    15                      1.431
MT B3 Songkhia - BU      52        52      Aug-94     2115     0.55      64.10
MT B3 Kuantan - BU       306       306     Aug-94     2115     0.55     377.19
---------------------------------------------------------------------------------------------------------------------------
PHETCHABUR-SRKI          55        28      Aug-94     630      0.55      29.94       29.94    23                      0.050
RACHA*                                                                                                                3.076
---------------------------------------------------------------------------------------------------------------------------
MALAYSIA DOM.STH LINK*  1271       636     Jul-95     7560     0.46    1078.35     1825.32     9          2X5Gb's
MALAYSIA DOM.NTH LINK*   957       479     Apr-96     7560     0.37     746.97                            2X5Gb's
---------------------------------------------------------------------------------------------------------------------------
TVH B1 Thailand - BU     664       664     Dec-95     7560     0.46    1125.83     3070.59     6          560M        5.175
TVH B1 Vietnam - BU      109       109     Dec-95     7560     0.46     184.81                            560M
TVH B3 Hong Kong - Bu   1038      1038     Dec-95     7560     0.46    1759.95                            560M
---------------------------------------------------------------------------------------------------------------------------
APCN Seg. B3             304       304     Jan-97    18870     0.28    1059.92    14788.23     1          2X5Gb's    24.924
                                           Apr-97     8250     0.28                                       2X5Gb's
                                           Mar-98    19530     0.19                                       2X5Gb's
                                           Jun-98     5940     0.19                                       2X5Gb's
APCN Seg. B4             181       181     Jan-97    19470     0.28     607.19                            2X5Gb's
                                           Apr-97     9060     0.28                                       2X5Gb's
                                           Mar-98    12300     0.19                                       2X5Gb's
                                           Jun-98     7620     0.19                                       2X5Gb's
APCN Seg B17             600       600     Jan-97     7440     0.28    1181.80                            2X5Gb's
                                           Apr-97     1590     0.28                                       2X5Gb's
                                           Mar-98    12330     0.19                                       2X5Gb's
                                           Jun-98     -120     0.19                                       2X5Gb's
APCN Seg B5              686       686     Jan-97    14280     0.28    1779.66                            2X5Gb's
                                           Apr-97     6270     0.28                                       2X5Gb's
                                           Mar-98     5970     0.19                                       2X5Gb's
                                           Jun-98     5700     0.19                                       2X5Gb's
APCN Seg B6              352       352     Jan-97     6720     0.28     543.69                            2X5Gb's
                                           Apr-97     1050     0.28                                       2X5Gb's
                                           Mar-98     2280     0.19                                       2X5Gb's
                                           Jun-98     600      0.19                                       2X5Gb's
APCN Seg. B7             41        41      Jan-97    12780     0.28     101.48                            2X5Gb's
                                           Apr-97     5520     0.28                                       2X5Gb's
                                           Mar-98     7650     0.19                                       2X5Gb's
                                           Jun-98     4200     0.19                                       2X5Gb's
---------------------------------------------------------------------------------------------------------------------------

===========================================================================================================================
PIOCCAU'S = NM(1+(BEARER CAPACITY X FF/5000))        PRIORI5970TY FACTOR = PIOCAU'S
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Fill Factor Update 1st July 98                                      * Discounted in accordance with Schedule D2 Pages 1-4
-------------------------------------------------------------------------------------------------------------------------

=========================================================================================================================
                                                                               SCHEDULE D2 Page 7 of 13
            CABLESHIP COST ALLOCATION TO EACH SCHEDULED CABLE                  Re-Issue 51
                                                                               EFFECTIVE 1 October 1998
-------------------------------------------------------------------------------------------------------------------------
                     SHEATH  CHARGEABLE   RFS                                  PRIORITY   PRIORITY                   %
  SCHEDULED          MILES     SHEATH    DATE     BEARAR     FILL    PIOCAU'S   FACTOR     FACTOR      SYSTEM      COST
    CABLE             (NM)    MILEAGE   MNTH/YR  CAPACITY   FACTOR             PIOCAU'S     ORDER       TYPE       ALLOC
=========================================================================================================================

=========================================================================================================================
APCN Seg. B8          389       389      Jan-97    7920      0.28     702.48                           2x5Gb's
                                         Apr-97     750      0.28                                      2x5Gb's
                                         Mar-98    8100      0.19                                      2x5Gb's
                                         Jun-98     330      0.19                                      2x5Gb's
APCN Seg. B9          1295      1295     Jan-97    15480     0.28    3697.95                           2x5Gb's
                                         Apr-97    5970      0.28                                      2x5Gb's
                                         Mar-98    11790     0.19                                      2x5Gb's
                                         Jun-98    5430      0.19                                      2x5Gb's
APCN Seg. B10          50        50      Jan-97    8880      0.28     100.74                           2x5Gb's
                                         Apr-97    2280      0.28                                      2x5Gb's
                                         Mar-98    8190      0 19                                      2x5Gb's
                                         Jun-98    1830      0.19                                      2x5Gb's
APCN Seg B11           75        75      Jan-97    13740     0.28                                      2x5Gb's
                                         Apr-97    7050      0.28                                      2x5Gb's
                                         Mar-98    7740      0.19                                      2x5Gb's
                                         Jun-98    5040      0.19                                      2x5Gb's
APCN Seg B12          703       703      Jan-97    5340      0.28     930.73                           2x5Gb's
                                         Apr-97     180      0.28                                      2x5Gb's
                                         Mar-98     360      0.19                                      2x5Gb's
                                         Jun-98     30       0.19                                      2x5Gb's
APCN Seg B13           52        52      Jan-97    5880      0.28     81.85                            2x5Gb's
                                         Apr-97     300      0.28                                      2x5Gb's
                                         Mar-98    5580      0.19                                      2x5Gb's
                                         Jun-98     480      0.28                                      2x5Gb's
APCN Seg B14          107       107      Jan-97    7680      0.28     180.66                           2x5Gb's
                                         Apr-97     480      0.28                                      2x5Gb's
                                         Mar-98    5700      0.19                                      2x5Gb's
                                         Jun-98     390      0.19                                      2x5Gb's
APCN Seg B15           69        69      Jan-97    8040      0.28     118.63                           2x5Gb's
                                         Apr-97    2340      0.28                                      2x5Gb's
                                         Mar-98    3630      0.19                                      2x5Gb's
                                         Jun-98      0       0.19                                      2x5Gb's
APCN Seg B16          490       490      Jan-97    8580      0.28     964.99                           2x5Gb's
                                         Apr-97    2460      0.28                                      2x5Gb's
                                         Mar-98    8850      0.19                                      2x5Gb's
                                         Jun-98     390      0.19                                      2x5Gb's
JASURAUS (APCN-A)     1509      1509     Jan-97    4830      0.28    2538.17                           2x5Gb's
                                         Mar-98    10560     0.19                                      2x5Gb's
                                         Jun-98     270      0.19                                      2x5Gb's
-------------------------------------------------------------------------------------------------------------------------
Jakarta Surabya*      385       193      Dec-96    3780      0.37     246.99    246.99       18        2x5Gb's     0.416
-------------------------------------------------------------------------------------------------------------------------
FLAG Seg. K (part)    1386      1386     Nov-97    3540      1.00    2367.29    6998.01       3        2x5Gb's    11.794
FLAG Seg. M           124       124      Nov-97    1080      1 00     150.78                           2x5Gb's
FLAG Seg. L            60        60      Nov-97    3120      1 00     97.44                            2x5Gb's
FLAG Seg. N           1596      1596     Nov-97    3180      1 00    2611.06                           2x5Gb's
FLAG Seg. P1 (part)   915       915      Nov-97    4680      1 00    1771.44                           2x5Gb's
=========================================================================================================================
PIOCCAU'S = NM(1+ (BEARER CAPACITY X FF/5000))  PRIORITY FACTOR = PIOCAU'S
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Fill Factor Update 1st July 98                  * Discounted in accordance with Schedule D2 Pages 1-4
=========================================================================================================================

========================================================================================                       ==========
                                         Total cost allocation units 59333.85   5933.85                           100.00
========================================================================================                       ==========

====================================================================================================================================
                                 CABLESHIP COST ALLOCATION TO MAINTENANCE AUTHORITIES       SCHEDULE D2 Page 8 of 13
                                               LIABILITIES FOR PAYMENT%                     Re-issue 51
                                                                                            EFFECTIVE 1 October 1998
------------------------------------------------------------------------------------------------------------------------------------
                                      PERCENT  SINGTEL  TM   INDOSAT CAT  SLT  VSNL  OPT  HKTI FLAG  KDD   ITDC TELSTRA  JTB  PLDT
       SCHEDULED            TOTAL        OF
         CABLE             PIOCAU'S    TOTAL
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
SEA-ME-WE   A                 428.18   0.722     0.361        0.361
SEA-ME-WE   B                1726.72   2.910                  1.455      1.455
SEA ME-WE   C                1714.56   2.890                             1.455      1.455
SIN-HON-TAI A                2063.29   3.477     1.738                                    1.739
SIN-HON-TAI B                 797.89   1.345                                              0.672            0.673
A-I-S       A                1431.67   2.413                  1.206                                              1.207
A-I-S       B                 687.76   1.159     0.579        0.580
IOCOM                        1478.50   2.492           1.246                   1.246
H-J-K                        1784.07   3.007                                              1.503      1.504
HONTAI 2                      530.87   0.895                                              0.447            0.448
KUANTAN -                    1107.32   1.856           1.866
KOTAKINABALU
SURABAYA-BANJARMASIN          123.40   0.208
B-S                          1191.40   2.008     1.004                                                                   1.004
B-M-P B1                      195.54   0.330           0.110                                                             0.110 0.110
B-M-P B2                      131.91   0.222           0.074                                                             0.074 0.074
B-M-P B2                      941.99   1.588           0.530                                                             0.529 0.529
TP-1                           53.03   0.089                                                               0.089
TM-1                           97.08   0.164                                                               0.164
PK-1                           53.22   0.090                                                               0.090

------------------------------------------------------------------------------------------------------------------------------------
  Sea-Me-We 2 - The rite of vote is the same   SINGTEL  TM   INDOSAT CAT  SLT  VSNL  OPT  HKTI FLAG  KDD   ITDC TELSTRA  JTB  PLDT
                for each party
------------------------------------------------------------------------------------------------------------------------------------

=========================================================================



-------------------------------------------------------------------------
                           SMW      PT       IDC     VNPT    KT     TOTAL
       SCHEDULED           CBP    TELKOM
         CABLE
=========================================================================

-------------------------------------------------------------------------
SEA-ME-WE   A                                                       0.722
SEA-ME-WE   B                                                       2.910
SEA ME-WE   C                                                       2.890
SIN-HON-TAI A                                                       3.477
SIN-HON-TAI B                                                       1.345
A-I-S       A                                                       2.413
A-I-S       B                                                       1.159
IOCOM                                                               2.492
H-J-K                                                               3.007
HONTAI 2                                                            0.895
KUANTAN -                                                           1.866
KOTAKINABALU
SURABAYA-BANJARMASIN              0.208                             0.208
8-S                                                                 2.008
8-M-P B1                                                            0.330
8-M-P B2                                                            0.222
8-M-P B2                                                            1.588
TP-1                                                                0.089
TM-1                                                                0.164
PK-1                                                                0.090

-------------------------------------------------------------------------
                           SMW      PT       IDC     VNPT    KT     TOTAL
                           CBP    TELKOM
-------------------------------------------------------------------------

====================================================================================================================================
                                 CABLESHIP COST ALLOCATION TO MAINTENANCE AUTHORITIES       SCHEDULE D2 Page 9 of 13
                                               LIABILITIES FOR PAYMENT%                     Re-Issue 51
                                                                                            EFFECTIVE 1 October 1998
------------------------------------------------------------------------------------------------------------------------------------
                                      PERCENT SINGTEL   TM  INDOSAT CAT   SLT  VSNL   OPT   HKTI   FLAG   KDD   ITDC  TELSTRA  JTB
       SCHEDULED            TOTAL       OF
         CABLE             PIOCAU'S    TOTAL
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
APC Seg Bl       S-Bl      326.89      0.551    0.091  0.092                                 0.092        0.092 0.092
APC Seg B2       K-Bl      348.78      0.588    0.098  0.098                                 0.098        0.098 0.098
APC Seg B3       B1-2     3860.45      6.507    1.084  1.084                                 1.084        1.385 1.385
APC Seg B4       H-B2      565.20      0.953    0.158  0.159                                 0.159        0.159 0.159
APC Seg B5       B2-3     2232.42      3.762    0.627  0.627                                 0.627        0.627 0.627
APC Seg B6       T-B3      480.50      0.810    0.135  0.135                                 0.135        0.135 0.135
APC Sag B7P+     B3-N      848.99      1.431    0.238  0.238                                 0.238        0.239 0.239
SEA-ME-M 2 Sl              962.77      1.623    0.324         0.324       0.325 0.325 0.325
SEA-ME-WE 2 S2.1          2915.80      4.914    0.982         0.983       0.983 0.983 0.983
SEA-ME-WE 2 S2.2            32.71      0.055    0.011         0.011       0.011 0.011 0.011
SEA-ME-WE 2 S2.3           943.07      1.589    0.317         0.318       0.318 0.315 0.318
SEA-ME-WE 2 S2.4           253.00      0.426    0.086         0.085        O.85 O.085 0.085
SEA-ME-WE 2 S2.5          1216.49      2.050    0.410         0.410       0.410 0.410 0.410
MT Bl Phetch-BU            408.01      0.688           0.037        0.651
MT B2 Songkhla-BU           64.10      0.108                        0.108
MT B3 Kuantan-BU           377.19      0.636           0.068        0.568
PHETCH-SRI RACHA            29.94      0.050                        0.050
MALAYSIA DOM. STH         1078.35      1.817           1.817
MALAYSIA DOM. NTH          746.97      1.259           1.259
TVH B1 Thai. - BU         1125.83      1.897                        1.897
TVH 82 Viet. BU            184.81      0.311
TVH B3 HK - BU            1759.95      2.966                                                 2.966
APCN B3                   1059.92      1.786    0.199  0.199  0.199 0.199                    0.198        0.198 0.198
APCN B4                    607.19      1.023    0.113  0.113  0.113 0.114                    0.114        0.114 0.114
APCN B17                  1181.80      1.992    0.222  0.222  0.222 0.221                    0.221        0.221 0.221
APCN B5                   1779.66      2.999    0.334  0.334  0.333 0.333                    0.333        0.333 0.333
APCN B6                    543.69      0.916    0.101  0.101  0.102 0.102                    0.102        0.102 0.102
APCN 87                    101.48      0.171    0.019  0.019  0.019 0.019                    0.019        0.019 0.019
APGN B8                    702.48      1.184    0.131  0.131  0.131 0.131                    0.132        0.132 0.132
APGN B9                   3697.95      6.233    0.692  0.692  0.692 0.692                    0.693        0.693 0.693
APCN B10                   100.29      0.169    0.018  0.018  0.019 0.019                    0.019        0.019 0.019
APCN B11                   198.74      0.335    0.038  0.038  0.037 0.037                    0.037        0.037 0.037
APCN B12                   930.73      1.569    0.175  0.175  0.175 0.174                    0.174        0.174 0.174
APCN B13                    81.85      0.138    0.016  0.016  0.016 0.015                    0.015        0.015 0.015
APCN B14                   180.66      0.304    0.033  0.033  0.034 0.034                    0.034        0.034 0.034
APCN B15                   118.63      0.200    0.023  0.023  0.022 0.022                    0.022        0.022 0.022
APCN B16                   964.99      1.626    0.180  0.180  0.180 0.181                    0.181        0.181 0.181
JASURAUS (APCN-A)         2538.17      4.278                  2.139                                                   2.139
Jakarta-Surabaya           246.99      0.416                  0.416
FLAG K (part)             2367.29      3.990                                                        3.990
FLAG M                     150.78      0.254                                                        0.254
FLAG L                      97.44      0.164                                                        0.164
FLAG N                    2611.06      4.401                                                        4.401
FLAG P1 (part)            1771.44      2.986                                                        2.986
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Totals                   59333.85     100.00   10.537 11.734 10.582 5.567 5.032 3.378 3.577 12.054 11.795 6.233 6.193 3.346    1.717
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  Sea-Me-We 2 - The rite of vote is the same  SINGTEL   TM  INDOSAT CAT   SLT  VSNL   OPT   HKTI   FLAG   KDD   ITDC  TELSTRA  JTB
                for each party
------------------------------------------------------------------------------------------------------------------------------------

====================================================================
                         SCHEDULE D2 Page 9 of 13
                         Re-issue 51
                         EFFECTIVE 1 October 1998
--------------------------------------------------------------------
                          PLDT  SMW    PT    IDC  VNPT  KT    TOTAL
       SCHEDULED                CBP  TELKOM
         CABLE
====================================================================

--------------------------------------------------------------------
APC Seg Bl       S-Bl                       0.092              0.551
APC Sag B2       K-Bl                       0.098              0.588
APC Seq B3       B1-2                       1.085              6.507
APC Seg B4       H-B2                       0.159              0.953
APC Seg B5       B2-3                       0.627              3.762
APC Seg B6       T-B3                       0.135              0.810
APC Sag B7P+     B3-N                       0.239              1.431
SEA-ME-M 2 Sl                                                  1.623
SEA-ME-WE 2 S2.1                                               4.914
SEA-ME-WE 2 S2.2                                               0.055
SEA-ME-WE 2 S2.3                                               1.589
SEA-ME-WE 2 S2.4                                               0.426
SEA-ME-WE 2 S2.5                                               2.050
MT Bl Phetch-BU                                                0.688
MT B2 Songkhla-BU                                              0.108
MT B3 Kuantan-BU                                               0.636
PHETCH-SRI RACHA                                               0.050
MALAYSIA DOM STH                                               1.817
MALAYSIA DOM NTH                                               1.259
TVH B1 Thai. - BU                                              1.897
TVH 82 Viet. BU                                   0.311        0.311
TVH B3 HK - BU                                                 2.966
APCN B3                   0.198                         0.198  1.786
APCN B4                   0.114                         0.114  1.023
APCN B17                  0.221                         0.221  1.992
APCN B5                   0.333                         0.333  2.999
APCN B6                   0.102                         0.102  0.916
APCN 87                   0.019                         0.019  0.171
APGN B8                   0.132                         0.132  1.184
APGN B9                   0.693                         0.693  6.233
APCN B10                  0.019                         0.019  0.169
APCN B11                  0.037                         0.037  0.335
APCN B12                  0.174                         0.174  1.569
APCN B13                  0.015                         0.015  0.138
APCN B14                  0.034                         0.034  0.304
APCN B15                  0.022                         0.022  0.200
APCN B16                  0.181                         0.181  1.626
JASURAUS (APCN-A)                                              4.278
Jakarta-Surabaya                                               0.416
FLAG K (part)                                                  3.990
FLAG M                                                         0.254
FLAG L                                                         0.164
FLAG N                                                         4.401
FLAG P1 (part)                                                 2.986
--------------------------------------------------------------------
--------------------------------------------------------------------
Totals                    3.007 0.000 0.208 2.435 0.311 2.294 100.00
--------------------------------------------------------------------
--------------------------------------------------------------------
                          PLDT  SMW    PT    IDC  VNPT  KT    TOTAL
                                CBP  TELKOM
--------------------------------------------------------------------

==============================================================================================================================
                                 CABLESHIP COST ALLOCATION TO MAINTENANCE AUTHORITIES       SCHEDULE D2 Page 10 of 13
                                               LIABILITIES FOR PAYMENT%                     Re-Issue 51
                                                                                            EFFECTIVE 1 October 1998
------------------------------------------------------------------------------------------------------------------------------
                                      PERCENT SINGTEL   TM  INDOSAT CAT   SLT  VSNL   OPT   HKTI   FLAG   KDD   ITDC  TELSTRA
       SCHEDULED            TOTAL       OF
         CABLE             PIOCAU'S    TOTAL
==============================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
SEA-ME-WE    A             422.18     0.722
SEA-ME-WE    B            1726.72     2.910
SEA-ME-WE    C            1714.56     2.890
SIN-HON-TAI  A            2063.29     3.477                                                 3.477
SIN-HON-TAI  B             797.89     1.345                                                 1.345
A-I-S        A*           1431.67     2.413                  1.206                                                    1.207
A-I-S        B             687.76     1.159    0.579         0.580
IOCOM                     1478.50     2.492           2.492
H-J-K                     1784.07     3.007                                                 3.007
HONTAI 2                   530.87     0.895                                                 0.895
KUANTAN-                  1107.32     1.866           1.866
KOTAKINABALU
SURABAYA-
BANJARMASIN                123.40     0.208
B-S                       1191.40     2.008    1.004
B-M-P        B1            195.54     0.330           0.110
B-M-P        B2            131.91     0.222           0.074
B-M-P        B3            911.99     1.588           0.530
TP-1                        53.03     0.089                                                                     0.089
TM-1                        97.08     0.164                                                                     0.164
PKI                         53.22     0.090                                                                     0.090
------------------------------------------------------------------------------------------------------------------------------

                                              SINGTEL   TM  INDOSAT CAT   SLT  VSNL   OPT   HKTI   FLAG   KDD   ITDC  TELSTRA
*The A-I-S Segment A cable will be charged from the Singapore Base Port when the Manila based
Cableship is not on standby to repair and maintain that cable
------------------------------------------------------------------------------------------------------------------------------

==========================================================================
                               SCHEDULE D2 Page 9 of 13
                               Re-issue 51
                               EFFECTIVE 1 October 1998
--------------------------------------------------------------------------
                          JTB   PLDT  SMW    PT    IDC  VNPT  KT    TOTAL
       SCHEDULED                      CBP  TELKOM
         CABLE
==========================================================================

--------------------------------------------------------------------------
SEA-ME-WE    A                        0.722                         0.722
SEA-ME-WE    B                        2.910                         2.910
SEA-ME-WE    C                        2.890                         2.890
SIN-HON-TAI  A                                                      3.477
SIN-HON-TAI  B                                                      1.345
A-I-S        A                                                      2.413
A-I-S        B                                                      1.159
IOCOM                                                               2.492
H-J-K                                                               3.007
HONTAI 2                                                            0.895
KUANTAN-                                                            1.866
KOTAKINABALU
SURABAYA-                                   0.208
BANJARMASIN                                                         0.208
B-S                       1.004                                     2.008
B-M-P        B1           0.110 0.110                               0.330
B-M-P        B2           0.074 0.074                               0.222
BW-P         B3           0.529 0.529                               1.588
TP-1                                                                0.089
TM-1                                                                0.164
PKI                                                                 0.090
--------------------------------------------------------------------------
                                      CBP    PT
                          JTB   PLDT  SMW  TELKOM  IDC  VNPT  KT    TOTAL


--------------------------------------------------------------------------

====================================================================================================================================
                                                                                                   SCHEDULE D2 Page 11 of 13
                        CABLESHIP COST ALLOCATION TO MAINTENANCE AUTHORITIES                       Re-Issue 51
                                BILLING PARTIES % CWM OPERATED FACILITIES                          EFFECTIVE 1 October 1988
------------------------------------------------------------------------------------------------------------------------------------
                                                       PERCENT
                                      TOTAL               OF
SCHEDULED CABLE                      PIOCAU'S            TOTAL   SINGTEL     TM   INDOSAT    CAT     SLT     VSNL     OPT    HKTI
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
APC Seg B1         S-B1               326.89             0.551                                                              0.551
APC Seg B2         K-B1               348.78             0.558                                                              0.588
APC Seg B3         B1-2              3860.45             6.507                                                              6.507
APC Seg B4         H-B2               565.20             0.953                                                              0.963
APC Seg B5         B2-3              2232.42             3.762                                                              3.762
APC Seg B6         T-B3               480.50             0.810                                                              0.810
APC Seg B7 P+      B3-N               848.99             1.431                                                              1.431
SEA-ME-WE 2 S1                        962.77             1.623
SEA-ME-WE 2 S2.1                     2915.80             4.914
SEA-ME-WE 2 S2.2                       32.71             0.055
SEA-ME-WE 2 S2.3                      943.07             1.589
SEA-ME-WE 2 S2.4                      253.00             0.426
SEA-ME-WE 2 S2.5                     1216.49             2.050
MT B1 Phetch-BU                       408.01             0.688            0.037            0.651
MT B2 Songkhla-BU                      64.10             0.108                             0.108
MT B3 Kuantan-BU                      377.19             0.636            0.068            0.568
PHETCH-SRI RACHA                       29.94             0.050                             0.050
MALAYSIA DOM. STH                    1078.35             1.817            1.817
MALAYSIA DOM. NTH                     746.97             1.259            1.259
TVH B1 Thai. -BU                     1125.93             1.897                             1.897
TVH B2 Viet. BU                       184.81             0.311
TVH B3 HK - BU                       1759.95             2.966                                                              2.966
APCN B3                              1059.92             1.786                                                              1.786
APCN B4                               607.19             1.023                                                              1.023
APCN B17                             1181.80             1.992                                                              1.992
APCN B5                              1779.66             2.999                                                              2.999
APCN B6                               543.69             0.916                                                              0.916
APCN B7                               101.48             0.171                                                              0.171
APCN B8                               702.48             1.184                                                              1.184
APCN B9                              3697.95             6.233                                                              6.233
APCN B10                              100.29             0.169                                                              0.169
APCN B11                              198.74             0.335                                                              0.335
APCN B12                              930.73             1.569                                                              1.569
APCN B13                               81.85             0.138                                                              0.138
APCN B14                              180.66             0.304                                                              0.304
APCN B15                              118.63             0.200                                                              0.200
APCN B16                              964.99             1.626                                                              1.626
JASURAUS (APCN-A)                    2538.17             4.278
Jakarta-Surabaya                      246.99             0.416
FLAG K (part)                        2367.29             3.990
FLAG M                                150.78             0.254
FLAG L                                 97.44             0.164
FLAG N                               2611.06             4.401
FLAG P1 (part)                       1771.44             2.986
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Total PICOAU's                      59333.85            100.00   1.583    8.253   4.341    3.274   0.000   0.000    0.000  46.937
TOTAL PERCENT                         100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                SINGTEL     TM   INDOSAT    CAT     SLT     VSNL     OPT    HKTI

* The A-I-S Segment A cable will be charged from the Singapore Base Port when the Manila based Cableship is not on standby to repair and maintain that cable
------------------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================
                                                                                                   SCHEDULE D2 Page 11 of 13
                        CABLESHIP COST ALLOCATION TO MAINTENANCE AUTHORITIES                       Re-Issue 51
                                BILLING PARTIES % CWM OPERATED FACILITIES                          EFFECTIVE 1 October 1988
-----------------------------------------------------------------------------------------------------------------------------

                                                                        SMW         PT
SCHEDULED CABLE      FLAG     KDD     ITDC   TELSTRA   JTB     PLDT     CBP        TELKOM        IDC     VNPT     KT    TOTAL
=============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
APC Seg B1                                                                                                              0.551
APC Seg B2                                                                                                              0.588
APC Seg B3                                                                                                              6.507
APC Seg B4                                                                                                              0.953
APC Seg B5                                                                                                              3.762
APC Seg B6                                                                                                              0.810
APC Seg B7 P+                                                                                                           1.431
SEA-ME-WE 2 S1                                                                                                          1.623
SEA-ME-WE 2 S2.1                                                       1.623                                            4.914
SEA-ME-WE 2 S2.2                                                       4.914                                            0.055
SEA-ME-WE 2 S2.3                                                       0.055                                            1.589
SEA-ME-WE 2 S2.4                                                       1.589                                            0.426
SEA-ME-WE 2 S2.5                                                       0.426                                            2.050
MT B1 Phetch-BU                                                        2.050                                            0.688
MT B2 SongKhla-BU                                                                                                       0.108
MT B3 Kuantan-BU                                                                                                        0.636
PHETCH-SRI RACHA                                                                                                        0.050
MALAYSIA DOM. STH                                                                                                       1.817
MALAYSIA DOM. NTH                                                                                                       1.259
TVH B1 Thai. -BU                                                                                                        1.897
TVH B2 Viet. BU                                                                                        0.311            0.311
TVH B3 HK - BU                                                                                                          2.966
APCN B3                                                                                                                 1.786
APCN B4                                                                                                                 1.023
APCN B17                                                                                                                1.992
APCN B5                                                                                                                 2.999
APCN B6                                                                                                                 0.916
APCN B7                                                                                                                 0.171
APCN B8                                                                                                                 1.184
APCN B9                                                                                                                 6.233
APCN B10                                                                                                                0.169
APCN B11                                                                                                                0.335
APCN B12                                                                                                                1.569
APCN B13                                                                                                                0.138
APCN B14                                                                                                                0.304
APCN B15                                                                                                                0.200
APCN B16                                                                                                                1.626
JASURAUS (APCN-A)                            2.139                                                                      4.278
Jakarta-Surabaya                                                                                                        0.416
FLAG K (part)       3.990                                                                                               3.990
FLAG M              0.254                                                                                               0.254
FLAG L              0.164                                                                                               0.164
FLAG N              4.401                                                                                               4.401
FLAG P1 (part)      2.986                                                                                               2.986
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Total PICOAU's     11.795   0.000   0.343    3.346   1.717    0.713   17.179      0.208        0.000   0.311    0.000 100.000
TOTAL PERCENT
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                       CBP         PT
                    FLAG     KDD     ITDC   TELSTRA   JTB     PLDT     SMW        TELKOM        IDC     VNPT      KT    TOTAL

* The A-I-S Segment A cable will be charged from the Singapore Base Port when the Manila based Cableship is not on standby to repair and maintain that cable
-----------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                                                                   SCHEDULE D2 Page 12 of 13
                        CABLESHIP COST ALLOCATION TO MAINTENANCE AUTHORITIES                       Re-Issue 51
                               BILLING PARTIES % ACPL OPERATED FACILITIES                          EFFECTIVE 1 October 1988
------------------------------------------------------------------------------------------------------------------------------------
                                                     PERCENT
                                  TOTAL                OF
 SCHEDULED CABLE                 PIOCAU'S             TOTAL  SINGTEL   TM    INDOSAT   CAT      SLT     VSNL     OPT    HKTI    FLAG
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
SEA-ME-WE A                        422.18             0.722
SEA-ME-WE B                       1726.72             2.910
SEA-ME-WE C                       1714.56             2.890
SIN-HON-TAI A                     2063.29             3.477                                                             3.477
SIN-HON-TAI B                      797.89             1.345                                                             1.345
A-I-S         A*                  1431.67             2.413                   1.206
A-I-S         B                    687.76             1.159   0.579           0.580
IOCOM                              1478.5             2.492           2.492
H-J-K                             1784.07             3.007                                                             3.007
HONTAI 2                           530.87             0.895                                                             0.895
KUANTAN-                          1107.32             1.866           1.866
KOTAKINABALU
SURABAYA-
BANJARMASIN                         123.4             0.208
B-S                                1191.4             2.008   1.004
B-M-P         B1                   195.54             0.330           0.110
B-M-P         B2                   131.91             0.222           0.074
B-M-P         B3                   941.99             1.588           0.530
TP-1                                53.03             0.089
TM-1                                97.08             0.164
PK-1                                53.22             0.090
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            SINGTEL   TM    INDOSAT   CAT      SLT     VSNL     OPT    HKTI     FLAG

* The A-I-S Segment A cable will be charged from the Singapore Base Port when the Manila based Cableship is not on standby to repair and maintain that cable
------------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================
                                                                                      SCHEDULE D2 Page 12 of 13
           CABLESHIP COST ALLOCATION TO MAINTENANCE AUTHORITIES                       Re-Issue 51
                  BILLING PARTIES % ACPL OPERATED FACILITIES                          EFFECTIVE 1 October 1988
-----------------------------------------------------------------------------------------------------------------


 SCHEDULED CABLE      KDD     ITDC   TELSTRA   JTB     PLDT   SMW CBP  PT TELKOM    IDC    VNPT      KT     TOTAL
=================================================================================================================

-----------------------------------------------------------------------------------------------------------------
SEA-ME-WE A                                                     0.722                                       0.722
SEA-ME-WE B                                                     2.910                                       2.910
SEA-ME-WE C                                                     2.890                                       2.890
SIN-HON-TAI A                                                                                               3.477
SIN-HON-TAI B                                                                                               1.345
A-I-S         A*                       1.207                                                                2.413
A-I-S         B                                                                                             1.159
IOCOM                                                                                                       2.492
H-J-K                                                                                                       3.007
HONTAI 2                                                                                                    0.895
KUANTAN-                                                                                                    1.866
KOTAKINABALU
SURABAYA-                                                                 0.208
BANJARMASIN                                                                                                 0.208
B-S                                            1.004                                                        2.008
B-M-P         B1                               0.110   0.110                                                0.330
B-M-P         B2                               0.074   0.074                                                0.222
B-M-P         B3                               0.529   0.529                                                1.588
TP-1                           0.089                                                                        0.089
TM-1                           0.164                                                                        0.164
PK-1                           0.090                                                                        0.090
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                      KDD     ITDC   TELSTRA   JTB     PLDT   SMW CBP  PT TELKOM    IDC    VNPT      KT

* The A-I-S Segment A cable will be charged from the Singapore Base Port when the Manila based Cableship is not on standby to repair and maintain that cable
-----------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                                                                   SCHEDULE D2 Page 13 of 13
                        CABLESHIP COST ALLOCATION TO MAINTENANCE AUTHORITIES                       Re-Issue 51
                                BILLING PARTIES % ACPL OPERATED FACILITIES                         EFFECTIVE 1 October 1988
------------------------------------------------------------------------------------------------------------------------------------
                                                     PERCENT
                                    TOTAL               OF
SCHEDULED CABLE                    PIOCAU'S            TOTAL   SINGTEL   TM   INDOSAT     CAT      SLT      VSNL      OPT   HKTI
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
APC Seg B1           S-B1            326.89            0.551    0.551
APC Seg B2           K-B1            348.78            0.558    0.588
APC Seg B3           B1-2           3860.45            6.507    6.607
APC Seg B4           H-B2            565.20            0.953    0.963
APC Seg B5           B2-3           2232.42            3.762    3.762
APC Seg B6           T-B3            480.50            0.810    0.810
APC Seg B7 P+        B3-N            848.99            1.431    1.431
SEA-ME-WE 2 S1                       962.77            1.623
SEA-ME-WE 2 S2.1                    2915.80            4.914
SEA-ME-WE 2 S2.2                      32.71            0.055
SEA-ME-WE 2 S2.3                     943.07            1.589
SEA-ME-WE 2 S2.4                     253.00            0.426
SEA-ME-WE 2 S2.5                    1216.49            2.050
MT B1 Phetch-BU                      408.01            0.688            0.037            0.651
MT B2 Songkhla-BU                     64.10            0.108                             0.108
MT B3 Kuantan-BU                     377.19            0.636            0.068            0.568
PHETCH-SRI RACHA                      29.94            0.050                             0.050
MALAYSIA DOM. STH                   1078.35            1.817            1.817
MALAYSIA DOM. NTH                    746.97            1.259            1.259
TVH B1 Thai. -BU                    1125.93            1.897                             1.897
TVH B2 Viet. BU                      184.81            0.311
TVH B3 HK - BU                      1759.95            2.966                                                               2.966
APCN B3                             1059.92            1.786            1.786
APCN B4                              607.19            1.023            1.023
APCN B17                            1181.80            1.992            1.992
APCN B5                             1779.66            2.999            2.999
APCN B6                              543.69            0.916            0.916
APCN B7                              101.48            0.171            0.171
APCN B8                              702.48            1.184            1.184
APCN B9                             3697.95            6.233            6.233
APCN B10                             100.29            0.169            0.169
APCN B11                             198.74            0.335            0.335
APCN B12                             930.73            1.569            1.569
APCN B13                              81.85            0.138            0.138
APCN B14                             180.66            0.304            0.304
APCN B15                             118.63            0.200            0.200
APCN B16                             964.99            1.626            1.626
JASURAUS (APCN-A)                   2538.17            4.278                     2.139
Jakarta-Surabaya                     246.99            0.416                     0.416
FLAG K (part)                       2367.29            3.990
FLAG M                               150.78            0.254
FLAG L                                97.44            0.164
FLAG N                              2611.06            4.401
FLAG P1 (part)                      1771.44            2.986
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Total PICOAU's                     29333.85           100.00   36.830   8.253    4.341   3.274   0.000    0.000   0.000   11.690
TOTAL PERCENT                        100.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                               SINGTEL   TM     INDOSAT   CAT     SLT     VSNL     OPT    HKTI

* The A-I-S Segment A cable will be charged from the Singapore Base Port when the Manila based Cableship is not on standby to repair and maintain that cable
------------------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================
                                                                                                   SCHEDULE D2 Page 11 of 13
                        CABLESHIP COST ALLOCATION TO MAINTENANCE AUTHORITIES                       Re-Issue 51
                                BILLING PARTIES % CWM OPERATED FACILITIES                          EFFECTIVE 1 October 1988
-----------------------------------------------------------------------------------------------------------------------------

                                                                      SMW         PT
SCHEDULED CABLE     FLAG    KDD    ITDC   TELSTRA   JTB     PLDT      CBP        TELKOM      IDC     VNPT     KT    TOTAL
=============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
APC Seg B1                                                                                                         0.551
APC Seg B2                                                                                                         0.588
APC Seg B3                                                                                                         6.507
APC Seg B4                                                                                                         0.953
APC Seg B5                                                                                                         3.762
APC Seg B6                                                                                                         0.810
APC Seg B7 P+                                                                                                      1.431
SEA-ME-WE 2 S1                                                                                                     1.623
SEA-ME-WE 2 S2.1                                                       1.623                                       4.914
SEA-ME-WE 2 S2.2                                                       4.914                                       0.055
SEA-ME-WE 2 S2.3                                                       0.055                                       1.589
SEA-ME-WE 2 S2.4                                                       1.589                                       0.426
SEA-ME-WE 2 S2.5                                                       0.426                                       2.050
MT B1 Phetch-BU                                                        2.050                                       0.688
MT B2 SongKhla-BU                                                                                                  0.108
MT B3 Kuantan-BU                                                                                                   0.636
PHETCH-SRI RACHA                                                                                                   0.050
MALAYSIA DOM. STH                                                                                                  1.817
MALAYSIA DOM. NTH                                                                                                  1.259
TVH B1 Thai. -BU                                                                                                   1.897
TVH B2 Viet. BU                                                                                    0.311           0.311
TVH B3 HK - BU                                                                                                     2.966
APCN B3                                                                                                            1.786
APCN B4                                                                                                            1.023
APCN B17                                                                                                           1.992
APCN B5                                                                                                            2.999
APCN B6                                                                                                            0.916
APCN B7                                                                                                            0.171
APCN B8                                                                                                            1.184
APCN B9                                                                                                            6.233
APCN B10                                                                                                           0.169
APCN B11                                                                                                           0.335
APCN B12                                                                                                           1.569
APCN B13                                                                                                           0.138
APCN B14                                                                                                           0.304
APCN B15                                                                                                           0.200
APCN B16                                                                                                           1.626
JASURAUS (APCN-A)                            2.139                                                                 4.278
Jakarta-Surabaya                                                                                                   0.416
FLAG K (part)       3.990                                                                                          3.990
FLAG M              0.254                                                                                          0.254
FLAG L              0.164                                                                                          0.164
FLAG N              4.401                                                                                          4.401
FLAG P1 (part)      2.986                                                                                          2.986
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Total PICOAU's     11.795   0.000    0.343   3.346    1.717   0.713   17.179      0.208   0.000    0.311   0.000 100.000
TOTAL PERCENT
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                       CBP         PT
                    FLAG     KDD     ITDC   TELSTRA   JTB     PLDT     SMW        TELKOM        IDC     VNPT      KT    TOTAL

* The A-I-S Segment A cable will be charged from the Singapore Base Port when the Manila based Cableship is not on standby to repair and maintain that cable
-----------------------------------------------------------------------------------------------------------------------------

                                                                     SCHEDULE E1
                                                                     PAGE 1 OF 3

                              DEPOT COST DERIVATION

1.    GENERAL

      For the purposes of this Agreement, the costs of the Depot(s) shall be defined as:

      (a)   Storage Costs, which shall comprise:

            (i)   Depot Capital Charge; and

            (ii)  Operating Costs

      (b)   Transfer Costs.

      The above Storage Costs shall be the combined costs of the Sembawang and Batangas Depots and shall be allocated to Maintenance Authorities who have spare plant stored in the Depots in accordance with the provisions of Clause 20(b).

2.    CAPITAL CHARGE

      The "Capital Charge" for the Depot relates to the capital investment required to construct and equip cable storage tanks and cable handling facilities, and provide all other storage and handling facilities to house repeaters, equalisers, tails, and the like. The respective Capital Charge's shall comprise:

      (a)   SEMBAWANG DEPOT

            A fixed annual sum of one hundred and twenty-three thousand two hundred pounds sterling (pound) 123,200) in respect of the Capital Cost of the Depot as at the commencement of this Agreement,

3.    OPERATING COSTS

      (a) "Operating Costs" means all costs incurred and payments made in connection with operating the Depot(s) with the exception of:

            (i)     Capital Charge; and
            (ii)    Transfer Costs

                                                                     SCHEDULE E1
                                                                     PAGE 2 OF 3

(b) Operating Costs for each Depot include, but are not limited to the following:

      (i) The cost of repairs to the maintenance of the Depot and its equipment:

      (ii) The rental paid by the Depot Owner for the lease of the site of the Depot;

      (iii) The salaries, wages, allowances and indirect payments of the staff employed at the Depot (including liability for pension contributions);

      (iv) The costs of providing light, power, stores, other services, supplies, and the costs in respect of running the Depot, and any temporary storage facilities;

      (v) The cost of insuring, at current market rates, the Depot, plant, equipment, and all cable and associated plant stored therein against fire, lightning, explosion, aircraft, strikes, civil commotion, earthquake, and hurricane;

      (vi) The cost of insuring, at current market rates, liability for loss and/or damage to third party property and bodily injury or death to third parties arising from use of the Depot, plant, and equipment;

      (vii) The cost of insuring, at current market rates, employees liability insurance in respect of local labour;

      (viii) An allowance for general administration, being equal to twenty percent (20%) of the charges defined in paragraphs 3b(i) to 3b(vii) inclusive of this schedule;

      (ix) A fee in respect of operating and managing the Depot, such fee being equal to eighteen percent (18%) of the charges defined in paragraphs 3b(i) to 3b(vii) inclusive, of this schedule.

                                                                     SCHEDULE E1
                                                                     PAGE 3 OF 3
4.    TRANSFER COSTS

      "Transfer Costs" means the additional costs incurred or payments made in connection with the transfer to, from, or within any Depot of any Spare Submersible Plant, Including:

      (a) The provision of additional temporary labour or handling facilities required;

      (b) The cost of any pilotage, port dues, tonnage dues, towage, or wharfage charges incurred by any vessel discharging cable to and from the Depot;

      (c) The cost of providing any other additional services to effect such transfer.

--------------------------------------------------------------------------------
                  DEPOT COST ALLOCATION TO EACH SCHEDULED CABLE

SCHEDULED CABLE                                                      SCHEDULE E3
                              STORAGE SPACE                             ISSUE 50
                              OCCUPIED CUBIC FEET                 Jul - Sep 1998

                              SINGAPORE AND
                              BATAGAS DEPOTS.              TOTAL COST/ALLOCATION
                              CS ASEAN RESTORER            PER SCHEDULED CABLE
                              AND CS CABLE INTERPRISE.                %
--------------------------------------------------------------------------------
SEA-ME-WE-A                            2329                         1.345
SEA-ME-WE-B                            3987                         2.302
SEA-ME-WE-C                            5451                         3.148
S-H-T-A                                3830                         2.212
S-H-T-B                               10687                         6.171
S-H-T-A/A-I-S                         11418                         6.593
A-I-S                                  7749                         4.474
M-S-T                                     0                         0.000
FLAG                                   7549                         4.359
10COM                                  9419                         5.439
H-J-K                                  4495                         2.596
HONTAI 2                               5798                         3.348
K-K-K (KUANTAN-KOTAKINABALU)           1510                         0.872
SURABAYA-BANJARMASIN                    676                         0.390
B-S                                    2121                         1.225
B-M-P                                  1744                         1.007
A-P-C                                 16964                         9.795
SEA-ME-WE-2                           16231                         9,372
M-T & P-S-R                            2863                         1.653
MALAYSIA DOM. NTH & STH                8090                         4.671
T-V-H                                 11364                         6.562
APCN                                  33143                        19.136
J-S (JAKARTA - SURABAYA)               2161                         1.248
JASURAUS                               3605                         2.082
--------------------------------------------------------------------------------
             TOTALS                 173,184                       100.000
--------------------------------------------------------------------------------

                                                     SCHEDULE E4
                                                     Page 1 of 3      Issue 50
                                                     Jul - Sep 1998

                DEPOT COST ALLOCATION TO MAINTENANCE AUTHORITIES
                             CWM OPERATED FACILITIES
                                BILLING PARTIES %

                         TOTAL STORAGE SPACE
                              OCCUPIED


SCHEDULED CABLE       cuff       %      SINGTEL    TM     INDOSAT   CAT   SLT    VSNL   OPT     HKTI   FLAG   KDD    ITDC   TELSTRA
SEA-ME-WE-A           2,329      1.345
SEA-ME-WE-B           3,987      2.302
SEA-ME-WE-C           5,451      3.148
S-H-T-A               3,830      2.212                                                          2.212
S-H-T-B              10,687      6.171                                                          6.171
S-H-T-A/A-I-S        11,418      6.593    0.824             1.648                               3.297                         0.824
A-I-S                 7,749      4.474    1.119             2.236                                                             1.119
M-S-T                     0      0.000    0.000   0.000            0.000
FLAG                  7,549      4.359                                                                 4.359
10COM                 9,419      5.439            5.439
H-J-K                 4,495      2.596                                                          2.596
HONTAI - 2            5,798      3.348                                                          3.348
K-K-K (KUANTAN-       1,510      0.872            0.872
KOTAKINABALU)
SURABAYA-               676      0.390
BANJARMASIN
B-S                   2,121      1.225    0.612
B-M-P                 1,744      1.007            1.007
A-P-C                16,964      9.795                                                          9.795
SEA-ME-WE 2          16,231      9.372
M-T & P-S-R           2,863      1.653            0.109            1.544
MALAYSIA DOM. NTH     8,090      4.671            4.671
& STH
T-V-H                11,364      6.562                             2.188                        2.187
APCN                 33,143     19.136                                                         19.136
J-S (JAKARTA -        2,161      1.248                      1.248
SURABAYA)
JASURAUS              3,605      2.082                      1.041                                                             1.041
-----------------------------------------------------------------------------------------------------------------------------------
                    173,184    100.000    2.555  12.098     6.173  3.732  0.000  0.000  0.000  48.742  4.359  0.000  0.000    2.984
-----------------------------------------------------------------------------------------------------------------------------------


                       SMW                   PT
SCHEDULED CABLE        CBP    JTB   PLDT   TELKOM  IDC    VNPT    KT     TOTAL

SEA-ME-WE-A            1.345                                              1.345
SEA-ME-WE-B            2.302                                              2.302
SEA-ME-WE-C            3.148                                              3.148
S-H-T-A                                                                   2.212
S-H-T-B                                                                   6.171
S-H-T-A/A-I-S                                                             6.593
A-I-S                                                                     4.474
M-S-T                                                                     0.000
FLAG                                                                      4.359
10COM                                                                     5.439
H-J-K                                                                     2.596
HONTAI - 2                                                                3.348
K-K-K (KUANTAN-                                                           0.872
KOTAKINABALU)
SURABAYA-                                                                 0.390
BANJARMASIN
B-S                           0.613                                       1.225
B-M-P                                                                     1.007
A-P-C                                                                     9.795
SEA-ME-WE 2            9.372                                              9.372
M-T & P-S-R                                                               1.653
MALAYSIA DOM. NTH                                                         4.671
& STH
T-V-H                                                     2.187           6.562
APCN                                                                     19.136
J-S (JAKARTA -                                                            1.248
SURABAYA)
JASURAUS                                                                  2.082
-------------------------------------------------------------------------------
                      16,167  0.613  0.000  0.390  0.000  2.187  0.000  100.000
-------------------------------------------------------------------------------

                                                     SCHEDULE E4
                                                     Page 2 of 3      Issue 50
                                                     Jul - Sep 1998

                DEPOT COST ALLOCATION TO MAINTENANCE AUTHORITIES

                              LIABILITIES PAYMENT %

                         TOTAL STORAGE SPACE
                              OCCUPIED


SCHEDULED CABLE       cuff       %      SINGTEL    TM     INDOSAT   CAT   SLT    VSNL   OPT     HKTI   FLAG   KDD    ITDC   TELSTAR
SEA-ME-WE-A           2,329      1.345    0.673             0.673
SEA-ME-WE-B           3,987      2.302                      1.150         1.151
SEA-ME-WE-C           5,451      3.148                                    1.574         1.574
S-H-T-A               3,830      2.212    1.106                                                 1.106
S-H-T-B              10,687      6.171                                                          3.085                3.086
S-H-T-A/A-I-S        11,418      6.593    2.473             1.648                               1.648                         0.824
A-I-S                 7,749      4.474    1.119             2.236                                                             1.119
M-S-T                     0      0.000    0.000   0.000            0.000
FLAG                  7,549      4.359                                                                 4.359
10COM                 9,419      5.439            2.719                   2.720
H-J-K                 4,495      2.596                                                          1.298         1.298
HONTAI - 2            5,798      3.348                                                          1.674                1.674
K-K-K (KUANTAN-       1,510      0.872            0.872
KOTAKINABALU)
SURABAYA-               676      0.390
BANJARMASIN
B-S                   2,121      1.225    0.612
B-M-P                 1,744      1.007            0.335
A-P-C                16,964      9.795    1.633   1.632                                         1.632         1.632  1.633
SEA-ME-WE 2          16,231      9.372    1.875             1.875         1.874  1.874  1.874
M-T & P-S-R           2,863      1.653            0.109            1.544
MALAYSIA DOM. NTH     8,090      4.671            4.671
& STH
T-V-H                11,364      6.562                             2.188                        2.187
APCN                 33,143     19.136    2.126   2.126     2.127                               2.126         2.126  2.126
J-S (JAKARTA -        2,161      1.248                      1.248
SURABAYA)
JASURAUS              3,605      2.082                      1.041                                                             1.041
-----------------------------------------------------------------------------------------------------------------------------------
                    173,184    100.000   11.617  12.464    11.998  5.859  4.599  4.594  3.448  14.756  4.359  5.056  8.519    2.984
-----------------------------------------------------------------------------------------------------------------------------------


                       SMW                   PT
SCHEDULED CABLE        CBP    JTB   PLDT   TELKOM  IDC    VNPT    KT     TOTAL

SEA-ME-WE-A                                                               1.346
SEA-ME-WE-B                                                               2.301
SEA-ME-WE-C                                                               3.148
S-H-T-A                                                                   2.212
S-H-T-B                                                                   6.171
S-H-T-A/A-I-S                                                             6.593
A-I-S                                                                     4.474
M-S-T                                                                     0.000
FLAG                                                                      4.359
10COM                                                                     5.439
H-J-K                                                                     2.596
HONTAI - 2                                                                3.348
K-K-K (KUANTAN-                                                           0.872
KOTAKINABALU)
SURABAYA-                                   0.390                         0.390
BANJARMASIN
B-S                    0.613                                              1.225
B-M-P                  0.336         0.336                                1.007
A-P-C                                       1.633                         9.795
SEA-ME-WE 2                                                               9.372
M-T & P-S-R                                                               1.653
MALAYSIA DOM. NTH                                                         4.671
& STH
T-V-H                                                     2.187           6.562
APCN                          2.126                              2.126   19.136
J-S (JAKARTA -                                                            1.248
SURABAYA)
JASURAUS                                                                  2.082
-------------------------------------------------------------------------------
                       0.000  0.949  2.462  0.390  1.633  2.187  2.126  100.000
-------------------------------------------------------------------------------

                                                     SCHEDULE E4
                                                     Page 3 of 3      Issue 50
                                                     Jul - Sep 1998

                DEPOT COST ALLOCATION TO MAINTENANCE AUTHORITIES
                            SCDPL OPERATED FACILITIES
                                BILLING PARTIES %

                         TOTAL STORAGE SPACE
                              OCCUPIED


SCHEDULED CABLE       cuff       %      SINGTEL    TM     INDOSAT   CAT   SLT    VSNL   OPT     HKTI    FLAG   KDD    ITDC  TELSTAR
SEA-ME-WE-A           2,329      1.345
SEA-ME-WE-B           3,987      2.302
SEA-ME-WE-C           5,451      3.148
S-H-T-A               3,830      2.212                                                          2.212
S-H-T-B              10,687      6.171                                                          6.171
S-H-T-A/A-I-S        11,418      6.593    0.824             1.648                               3.297                         0.824
A-I-S                 7,749      4.474    1.119             2.236                                                             1.119
M-S-T                     0      0.000    0.000   0.000            0.000
FLAG                  7,549      4.359                                                                  4.359
10COM                 9,419      5.439            5.439
H-J-K                 4,495      2.596                                                          2.596
HONTAI - 2            5,798      3.348                                                          3.348                 1.674
K-K-K (KUANTAN-       1,510      0.872            0.872
KOTAKINABALU)
SURABAYA-               676      0.390
BANJARMASIN
B-S                   2,121      1.225    0.612
B-M-P                 1,744      1.007            1.007
A-P-C                16,964      9.795    9.795                                                                       1.633
SEA-ME-WE 2          16,231      9.372
M-T & P-S-R           2,863      1.653            0.109            1.544
MALAYSIA DOM. NTH     8,090      4.671            4.671                                                                       9.372
& STH
T-V-H                11,364      6.562                             2.188                        2.187
APCN                 33,143     19.136   19.136
J-S (JAKARTA -        2,161      1.248                      1.248
SURABAYA)
JASURAUS              3,605      2.082                      1.041
-----------------------------------------------------------------------------------------------------------------------------------
                    173,184    100.000   31.486  12.098     6.173  3.732  0.000  0.000  0.000   0.000  19.811  4.359  0.000   0.000
-----------------------------------------------------------------------------------------------------------------------------------


                       SMW                    PT
SCHEDULED CABLE        CBP     JTB   PLDT   TELKOM  IDC    VNPT    KT     TOTAL

SEA-ME-WE-A            1.345                                               1.345
SEA-ME-WE-B            2.302                                               2.302
SEA-ME-WE-C            3.148                                               3.148
S-H-T-A                                                                    2.212
S-H-T-B                                                                    6.171
S-H-T-A/A-I-S                                                              6.593
A-I-S                                                                      4.474
M-S-T                                                                      0.000
FLAG                                                                       4.359
10COM                                                                      5.439
H-J-K                                                                      2.596
HONTAI - 2                                                                 3.348
K-K-K (KUANTAN-                                                            0.872
KOTAKINABALU)
SURABAYA-                                    0.390                         0.390
BANJARMASIN
B-S                    0.619                                               1.225
B-M-P                                                                      1.007
A-P-C                                                                      9.795
SEA-ME-WE 2                                                                9.372
M-T & P-S-R                                                                1.653
MALAYSIA DOM. NTH                                                          4.671
& STH
T-V-H                                                      2.187           6.562
APCN                                                                      19.136
J-S (JAKARTA -                                                             1.248
SURABAYA)
JASURAUS                                                                   2.082
--------------------------------------------------------------------------------
                       2.984  16.167  0.000  0.390  0.000  2.187  0.000  100.000
--------------------------------------------------------------------------------

                                                                      SCHEDULE F

                         PRO-FORMA DOCUMENT OF ACCESSION

This document of accession is made as at the (       ) 19(  ) between the
Parties to the South East Asia and Indian Ocean Cable Maintenance Agreement as listed below and hereinafter referred to as the Parties

and

 ..............................................

 .............................................. (hereinafter referred to as "New
Party" which expression shall include its successors).

WHEREAS:

(a) Under an agreement entitled the "South East Asia and Indian Ocean Cable Maintenance Agreement" (hereinafter called the 'Agreement') the Parties thereto agreed to the provision of Cableships and other facilities (as defined in the Agreement) to repair and maintain certain cable systems in South East Asia and the Indian Ocean.

(b) Under Clause 18 of the Agreement the Parties thereby agreed to third parties acceeding to the Agreement.

(c) (New Party) has requested that it may be admitted to the Agreement and to participate therein as a Maintenance Authority.

(d) The Parties to the Agreement have considered this request and raised no outstanding objections to the accession of (New Party] to the Agreement and in consequence wish to sign this Document of Accession on their behalf.

                                                                      SCHEDULE F

NOW IT IS HEREBY AGREED AS FOLLOWS:

1. That in return for the Parties to the Agreement having mutually agreed that [New Party] may accede to the Agreement as a full participating Party with certain benefits and obligations, [New Party] agrees that in return for these benefits that it will observe and be bound by the obligations contained in the Agreement and by its participation to further the objectives of the Agreement in the interests of all the Parties therein.

2.    [New Party]'s accession to the Agreement shall be effective from the [  ]
      day of [     ] 19[ ] and shall continue until the Agreement is
      terminated.

3. Certified copies of this executed Document of Accession together with the revised copies of any Schedules to the Agreement which are amended as a consequence of the accession, shall be forwarded to all the Parties of the Agreement.

                                                                      SCHEDULE F

ACCORDINGLY it is hereby agreed that (New Party) is admitted as a Party to the Agreement.


Signed:


For and on behalf of
[New Party - Designation in Full]                 Attest         Date


 ......................................            ...........    ...........


For and on behalf of                              Attest         Date


 ......................................            ...........    ...........

                                                                     SCHEDULE G
                                                                     Page 1 of 8

                       BASIC CABLESHIP TECHNICAL CRITERIA

1. An outline specification of the C S Cable Enterprise and C S Retriever is given in this Schedule G.

2.    The operational capabilities of both Cableships include the following:

      (i) Both vessels are capable of undertaking the repair of all Scheduled analogue (coaxial) Cables including those of French, Japanese, American and British manufacture except in the case of American cable-to-repeater joints.

      (ii) Both vessels are capable of undertaking the repair of all optical fibre Scheduled Cables.

      (iii) Both vessels are capable of handling and testing all types of analogue (coaxial) repeaters and equalisers in use in the Operational Zone at the effective date of the Agreement including temperature compensating repeaters, both Cableships being equipped with a thermally insulated repeater stack which holds powered repeaters at a stable working temperature.

      (iv) Both vessels are capable of handling, powering and testing the optical fibre Scheduled Cables in the Operational Zone. A list of basic, common testing and associated equipment is shown in Annex I to this Schedule G. Each vessel is capable of testing and jointing of the optical fibre repeaters and cable in the Operational Zone and each Vessel is equipped to suit the needs of the systems in its Normal Operational Zone.

      (v) The Maintenance Authorities will, unless otherwise agreed, provide the vessel covering the Normal Operational Zone in which its cable is listed with the necessary jointing and specialised test equipment, required by the Maintenance Authority to be carried in order to maintain its cable, over and above the equipment listed in Annex 1 to this Schedule G.

      (vi) Where the vessel attends an optical fibre Scheduled Cable outside its Normal Operational Zone and the faulty cable is of the same type the vessel maintains in its Normal Operational Zone then the Cableship Operator will request the Maintenance Authority who has provided the specialised test and jointing equipment relevant to the two systems for permission to use this equipment on the faulty cable.

                                                                     SCHEDULE G
                                                                     Page 2 of 8

            [Maintenance Authorities are requested to keep the Cableship Operators informed of any agreements reached between them on the common sharing of equipment and pooling of spare cable and plant.]

      (vii) Both vessels are capable of undertaking shallow and deep-water repairs and of carrying sufficient quantities of rope, buoys, grapnels and other associated items normally required for such repair.

      (viii) Both vessels are capable of carrying different types of cables, repeaters, branching units and coupling tails at any one time for the Scheduled Cables.

      (ix) Both vessels are capable of handling remotely controlled submersible vehicles (RCSVs).

                                                                     SCHEDULE G
                                                                     Page 3 of 8
                                                                     Issue Nr. 5
CS Cable Retriever
------------------

Place/Year of Build:                  Kvaerner Masa (Finland)/1997

Country of Registration:              Singapore

Gross Tonnage:                        11156 (Estimated)

Classification Society:               Lloyds Register of Shipping

Net Tonnage:                          3346 (Estimated)

Main Particulars
----------------

Length Overall:                       131.4 m

Breadth:                              21.8 m

Draught (fully loaded):               6.5 m

Maximum Speed:                        16 knots

Economic Cruising Speed:              12 knots

Endurance:                            42 days

Range:                                12 000 miles

Fuel Consumption:                     @ 16 knots 32 tonnes/day

                                      @ 12 knots 15.5 tonnes/day

                                      on cablework 8.5 tonnes/day

                                      In port 3.2 tonnes/day

Deadweight:                           4800tonnes

Deck Equipment:                       50 tonne SWL (sea state 5) A frame.
                                      Two 10 tonne SWL buoy/stores crane aft
                                      (4 tonnes to 18.5m).
                                      Two 2 tonne SWL stores cranes forward.
                                      One 2 tonne SWL repeater loading crane
                                      midships.

Navigation                            Equipment: Full suites of duplicated
                                      modem navigational, shallow water and
                                      deep water bathymetry recording and
                                      radio equipment are installed and
                                      upgraded to ensure state of the art
                                      performance; including DGPS and SATCOM
                                      facilities.

Dynamic Positioning System:           Duplex Cegelec 9002 with multiple-position
                                      reference.

Complement during Operation:          60

                                                                     SCHEDULE G
                                                                     Page 4 of 8
                                                                     Issue Nr. 5

Accommodation:                  80 officers, crew and representatives

Main Cable Handling Facilities
------------------------------

Number of Cable Tanks:          3

Diameter of cable Tanks:        1 = 11 m         2 = 11m          3 = 10m

Cable Storage per tank:         1 = 484m         2 = 484m         3 = 393m

Total Cable Storage Volume:     1361 metres

Tank depth:                     5.5 metres

Max. cable deadweight           1 = 750 tonnes   2 = 750 tonnes   3 = 600 tonnes

Max. permissible cable load:    1 = 880 tonnes   2 = 880 tonnes   3 = 715 tonnes

Two 4m diameter electrically driven cable drums with fixed angle fleeting rings plus fleeting knives having a maximum pull of 40 tonnes @ 1 knot.

Two 4m diameter stem sheaves each with a read width of 1.15m

Three 1.5m radius fully conforming whiskers.

Four pair DO/HB unit, with a hydraulically activated traversing cable deflector.

Two deck head mounted single wheel pair cable transporters capable of traversing onto either cable line.

One portable two wheel pair transporter.

Repeater and Branching Unit storage/handling facilities.

Air conditioned jointing space.

Machinery
---------

Main Engine Power:              3 x 3645 kw

Auxiliary Engine Power:         2 x 975 kw

Maximum Shaft Power:            5300 kw

Bow Thrusters:                  1 x 2000 kw (steerable)
                                2 x 900 kw (tunnel)

Stern Thrusters:                2 x 900 kw (tunnel)

                                                                     SCHEDULE G
                                                                     Page 5 of 8
                                                                     Issue Nr. 5

Power Plant/Power Feed
----------------------
Equipment
---------

DC Testing Equipment
Model:                                  Power Nova R100N

OTDR
Quantity & Model:                       2 x HP 4310A

Protective Grounding Unit
Model:                                  CWM

UJ Jointing Equipment
Types/Models:                           2 sets capable of jointing 2 UJ
                                        qualified cables.

Transmission Equipment:                 None owned by CWM

Qualification of Operational Personnel
DC testing:                             Trained cable engineers
Optical testing:                        Trained cable engineers
Tranmission testing:                    Cable engineers trained in principles of
                                        transmission testing and system specific training where courses are provided by stem owners.

PGU:                                    Trained jointers and cable engineers

Qualifications of Jointing
Personnel:                              Full UJ training

                                                                     SCHEDULE G
                                                                     Page 6 of 8
                                                                     Issue Nr. 5

C.S ASEAN RESTORER
------------------

CABLE MAINTENANCE VESSEL

CLASSIFICATION                          Lloyds Register of Shipping +100 A1,
                                        LMC, UMS, DP (AM)

PORT OF REGISTRY                        Singapore

BUILDERS                                KVAERNER MASA (Finland)

YEAR BUILT                              1994

CALL SIGN                               9VFU

NET TONNAGE                             3346

GROSS TONNAGE                           11156

LENGTH OVERALL                          131.4m
BREADTH MOULDED                         21.8m
DEPTH MOULDED                           11.5m
SUMMER LOAD DRAUGHT                     6.5m
DISPLACEMENT                            11081
DEADWEIGHT                              4800 Tonnes
MAXIMUM AIR DRAFT                       32.5m

MAIN PROPULSION                         Diesel Electric Single Screw

MAXIMUM SHAFT POWER                     5300kw

BUNKER CAPACITY                         1000 Tonnes M.D.O.

SPEED AND ESTIMATED CONSUMPTION:

MAXIMUM SPEED 16 KNOTS                  32 Tonnes/Day

NORMAL CRUISING 12 KNOTS                15.5 Tonnes/Day

ON CABLE OPERATIONS                     8.5 Tonnes/Day

IN PORT                                 3.2 Tonnes/Day

ENDURANCE                               42 Days

BOW THRUSTERS:-

THREE FWD                               1 White Gill & 2 Tunnel Thrusters
TWO AFT                                 2 Tunnel Thrusters

CABLE CAPACITY:-
--------------------------------------------------------------------------------

                                                                     SCHEDULE G
                                                                     Page 7 of 8
                                                                     Issue Nr. 5

TOTAL VOLUME                                1361 cu m.
MAXIMUM LOAD PER TANK                       (1) 750, (2) 750, (3) 600

CABLE HANDLING MACHINERY - AFT

TWO CABLE DRUMS:

DIAMETER                                    4 METRES
WIDTH                                       1 METRE

MAXIMUM LIFTING CAPACITY                    40 TON F @ B 1.0 KNOT

MAX SPEEDS/LIFTS                            6.6K

HAUL OFF/HOLD BACK ARRANGEMENTS:-

2 X FOUR WHEELPAIR LINEAR CABLE ENGINES

INSTRUMENTATION:-

DOWTY MEASURING EQUIPMENT & ABB SELMA FOR
DATA LOGGING (EXEL FORMAT)

STERN SHEAVES:-

DIAMETER                                    4.0 METRES
WIDTH                                       1.2 METRES
WISKERS DIAMETER                            3.0 METRES
--------------------------------------------------------------------------------

                                                                     SCHEDULE G
                                                                     Annex 1
                                                                     Page 8 of 8


                    COMMON TESTING AND ASSOCIATED EQUIPMENT
                  FOR MAINTAINING OPTICAL FIBRE CABLE SYSTEMS

POWER FEED EQUIPMENT
--------------------

Power Feed Suite (maximum rating l2kv, 2.0 amps) complete with Dummy Load. High Voltage Patch Panel.

DC TEST EQUIPMENT
-----------------

DC Test Set
HV Megohmmeter

OPTICAL TEST EQUIPMENT
----------------------

OTDR (Backscatter Set)
Stabilised Light Sources
Optical Power Meter and Sensors
Bit Error Ratio Test Set
Optical Attenuator

ASSOCIATED EQUIPMENT
--------------------

Low Votage, 2 Amps Power Supply Unit
Line Current Trip Unit, 2 Amp capability
Short Circuit Box, 2 Amp Capability
Fibre Optic Test Leads
Optical Test Lead Patch Panel
Cable Terminating Cubicle

                                                                      SCHEDULE H

                    MANAGEMENT COMMITTEE - TERMS OF REFERENCE

1. The Maintenance Authorities have agreed to set up a Management Committee to assist mutual cooperation and to ensure the efficient management of all operations required by the Agreement.

2. Each and every Maintenance Authority shall have one representative on the Management Committee.

3. Meetings of the Management Committee shall be held as necessary but at a time and place convenient to the majority of Maintenance Authorities.

4. Meetings of the Management Committee may be convened at the discretion of the chairman and additionally shall be convened by the chairman when requested to do so by one or more representatives whose voting rights as outlined in para 6 herein total at least five (5) percent of the total of the voting rights or by any four (4) or more representatives regardless of their parties' voting rights. The chairman shall, in normal circumstances, give at least forty five (45) days' notice to all representatives of the convening of a meeting of the Management Committee and, at that time, shall furnish a proposed agenda therefore but may in other circumstances give notice of less than forty five (45) days.

5. The quorum for any meeting shall be at least fifty percent of the representatives " who represent at least three-quarters of weighted votes (as defined in 6 below), such quorum to be maintained throughout the meeting.

6. Each representative shall be entitled to vote on the basis of the percentage of "Liability for Payment" for each Maintenance Authority as shown in Schedule D2 Page 4 of the Agreement. A representative may attend meetings and vote as necessary on behalf of more than one Maintenance Authority providing advance notice to this effect is provided to the chairman by the Maintenance Authorities being represented.

7. The chairman shall be elected by a simple majority of the representatives present and voting at a meeting, such chairman to serve thereafter until the next meeting.

8.    (a)   All decisions except those concerning use of Cableships pursuant to
            Clause 6 shall be taken by the Management Committee during its meetings or by correspondence as appropriate on the basis outlined in (b) and (c) below.

      (b) The Management Committee shall endeavour to take decisions unanimously. However, it if fails to reach unanimous agreement, it shall take decision as follows:

            (i) on all. substantive questions, either by an affirmative vote cast by at least four representatives having at least three-quarters of the total voting participation of all Parties represented on the Management Committee or else by an affirmative vote cast by at least the total number of representatives minus three, regardless of the amount of voting participation they represent. A representative representing more than one Maintenance Authority shall cast separately the vote to which each such Maintenance Authority is entitled.

            (ii) on all procedural questions, by an affirmative vote representing a simple majority of representatives present and voting, each having one vote.

            (c) The chairman shall adjudicate on whether a question is procedural or substantive.

9. If a Management Committee decision has to be taken before a meeting can be held, the chairman shall consult by telephone or telex with as many of the representatives as practicable (and approach not less than three-quarters of the representatives) and request the said representatives to make and confirm their views by telex. Any decision shall be taken in accordance with Paragraph 8 above.

10. To assist it in the performance of the duties assigned to it hereunder, the Management Committee shall be at liberty to set up any sub-committee or working party as it sees fit and necessary. Membership and terms of reference of such sub-committee or working party shall be decided by the Management Committee. Such sub-committee or working party shall elect a chairman from among participating representatives at each meeting, who shall report and make recommendations on its behalf to the Management Committee.

11. All major activities of any sub-committee or working party in accordance with its terms of reference and all recommendations to the Management Committee shall first be agreed by consensus. If they cannot reach a decision they shall refer the matter to the Management Committee.

12. The Management Committee shall have particular responsibility for the following aspects of the Agreement:

      (a) To ensure that each Cableship is appropriately assigned for the purpose of the Agreement and in particular to inform the Parties of the location of additional or substitute ships while Cableships are unavailable or are permanently or temporarily removed from the operation of the Agreement for any reasons.

      (b) To approve any application or permission by any Party as required or permitted by the Agreement.

      (c) To advise Parties on any difficulties experienced in maintaining Scheduled Cables.

      (d) To discuss and make recommendations for the standardization of repair techniques and the development of new techniques.

      (e) To approve exceptions and additions to the list of Basic Cableship Technical Criteria given in Schedule G.

      (f) To make recommendations on the eligibility of any entity that wishes to become a Party.

      (g) To appoint a Party to be responsible for the preparation, revision and distribution of Schedules pursuant to Clause 13 and to review as necessary and approve the said Schedules.

      (h) To appoint a Party to notify all the Parties each week of relevant ship movements.

      (i) To monitor the working of this Agreement and to make recommendations to the Parties of suggested amendments to this Agreement.

13. Recognising that provisions within the Agreement require that certain decisions, requests or approvals often need to be speedily dealt with by the Management Committee, it is agreed that in respect of provisions specifically referencing the Management Committee the elected chairman handle all communication and correspondence with the Facility Providers unless otherwise agreed by the Management Committee. Where reference is made to Maintenance Authorities this requirement does not apply.

14. All expenses incurred by each Party in connection with the Management Committee shall be for the respective Party's own account.

                                                                      SCHEDULE I

                    PREVIOUS CABLESHIP AND DEPOT AGREEMENTS

(A)   PREVIOUS CABLESHIP AGREEMENTS

1. Agreement for the use of Cableship Recorder or suitable substitute vessel for repair and maintenance of the Kuantan - Kuching Cable System between Cable and Wireless Public Limited Company and Jabatan Telekom Malaysia dated 2nd day of February 1985.

2. Agreement for the use of Cableship Recorder or suitable substitute vessel for repair and maintenance of the Medan-Penang Cable System between Cable and Wireless Public Limited Company and the P.T. Indonesian Satellite Corporation and Jabatan Telekom, Malaysia dated 21st day of October, 1983.

3. Agreement for the use of Cableship Recorder or suitable substitute vessel for repair and maintenance of the Medan-Singapore Cable System (Segment A of the SEA-ME-WE Cable System) between Cable and Wireless Public Limited Company and The Telecommunication Authority of Singapore and the P.T. Indonesian Satellite Corporation dated 29th day of June, 1984.

4. Agreement for the use of Cableship Recorder or suitable substitute vessel for repair and maintenance of The (10COM) Madras-Penang Cable System between Cable and Wireless Public Limited Company and the Overseas Communications Service of the Government of India and Jabatan Telekom Malaysia dated 2nd day of July 1983.

5. Agreement for the use of Cableship Recorder or suitable substitute vessel for repair and maintenance of The ASEAN Malaysia-Singapore-Thailand Cable System between Cable and Wireless Public Limited Company and Jabatan Telekom Malaysia and the Telecommunication Authority of Singapore and the Communications Authority of Thailand dated 17th day of August 1982.

6. Agreement for the use of Cableship Recorder or suitable substitute vessel for repair and maintenance of Taiwan-Guam Cable between Cable and Wireless Public Limited Company and International Telecommunications Administration dated 2nd day of April 1982.

7. Agreement for the use of Cableship Recorder or suitable substitute vessel for repair and maintenance of Taiwan-Luzon Cable between Cable and Wireless Limited and Eastern Telecommunications Philippines Incorporated and International Telecommunication Development Corporation dated 18th day of June, 1980.

8. Agreement for the use of Cableship, Recorder or suitable substitute vessel for repair and maintenance of the ASEAN Indonesia-Singapore Cable between Cable and Wireless Limited and Perusahaan Umam Telekomunikasi and the Telecommunication Authority of Singapore dated 21st day of July 1980.

9. Agreement for the use of Cableship Recorder or suitable substitute vessel for repair and maintenance of the ASEAN Philippine-Singapore Cable between Cable and Wireless Limited and the Telecommunication Authority of Singapore dated 20th day of May 1978.

10. Agreement for the use of Cableship Recorder or suitable substitute vessel for repair and maintenance of the Okinawa-Luzon-Hong Kong Cable among Cable and Wireless Limited, Eastern Telecommunications Philippines Incorporated and Kokusai Denshin Denwa Co. Ltd dated 18th day of September 1978.

11. Memorandum - SEACOM Maintenance - Post-CTFA Cableship and Depot Operational/Financial Arrangements, dated 21st day of June 1983.

(B)   PREVIOUS CABLE DEPOT AGREEMENTS

1. Agreement for the use of the Cable and Wireless PLC Singapore Cable Depot for the Storage of Spare Submersible Plant for the Medan-Penang Cable System between Cable and Wireless Public Limited Company and The PT Indonesian Satellite Corporation and Jabatan Telekom. Malaysia dated 21st day of October, 1983.

2. Agreement for the use of the Cable and Wireless PLC Singapore Cable Depot for the storage of Spare Submersible Plant for the Kuantan Kuching Cable System between Cable and Wireless Public Limited Company and Jabatan Telekom, Malaysia dated 20th day of December 1983.

3. Agreement for the use of the Cable and Wireless PLC Singapore Cable Depot for the Storage of Spare Submersible Plant for the Medau-Singapore Cable System (Segment A of the SEA-ME-WE Cable System) between Cable and Wireless Public Limited Company and The Telecommunication Authority of Singapore and The PT Indonesian Satellite Corporation dated 29th day of June, 1984.

4. Agreement for the use of the Cable and Wireless Public Limited Company Singapore Cable Depot for the Storage of Spare Submersible Plant for the ASEAN Malaysia - Singapore - Thailand Cable System between Cable and Wireless Public Limited Company and Jabatan Telekom. Malaysia and The Telecommunication Authority of Singapore and The Communications Authority of Thailand dated 17th day of August, 1982.

5. Agreement for the use of the Cable and Wireless Limited Singapore Cable Depot for the Storage of Spare Submersible Plant for the ASEAN Indonesia - Singapore Cable between Cable and Wireless Limited and Perusahaan Umum Telekomunikasi and The Telecommunication Authority of Singapore dated 21st day of July, 1980.

6. Agreement for the use of the Cable and Wireless Limited Singapore Cable Depot for the Storage of the Spare Submersible Plant for the Taiwan - Luzon Cable between Cable and Wireless Limited and Eastern
      Telecommunications Philippines Incorporated and International Telecommunication Development Corporation.

7. Agreement for the use of the Cable and Wireless PLC Singapore Cable Depot for the Storage of Spare Submersible Plant for the (10COM) Madras - Penang Cable System dated 2nd day of July, 1983.

8. Agreement for the use of the Cable and Wireless Limited Singapore Cable Depot for the Storage of Spare Submersible Plant for the ASEAN Philippines
      - Singapore Cable between Cable and Wireless Limited and Eastern Telecommunications Philippines Incorporated and the Telecommunication Authority of Singapore dated 29th day of May, 1978.

9. Memorandum - SEACOM Maintenance - Post-CTFA Cableship, and Depot Operational/Financial Arrangements dated 21st day of June, 1983.

                                                                      SCHEDULE J
                                                                  Batangas Depot
                                                           Date: 30th Sept. 1995

                              Batangas Cable Depot
                               Technical Criteria

1. Offshore Facilities

Basin; depth 1 Om at MLLW, berthing via three breasting dolphins with access by walkway and loading platform. Mooring via inshore dolphin and offshore buoy.

Cable Loading via finger pier and roller span. Pier access via walkway or mezzanine level of tank house.

2. Tanks and Tank House

12 Steel tanks with cones and bellmouths (Hydrometry facilities on request).

Tank dimensions:

Outside      Cone        Coiling    Volume          Volume per
Diameter     Diameter    Height     (Total)         Foot Height

33ft         10ft        13ft       10 100 cu ft    777 cu ft

One two pair wheeled and two one pair wheeled hydraulic cable transporters, with roller boxes for distribution of cables from tank to tank and tank to pier.

Mezzanine floor to facilitate rapid deployment of transporters and roller boxes, also permits easy access to cable ends for testing, along with safe stowage of in-line housings and cable bights. Access door and hoist beam permits lifting (SWL 5 tons) between mezzanine and exterior yard.

Uncoiled repeater tail storage facility.

Emergency water tank.

Contractors toilet.

3. Office, Store and Test Block

An air-conditioned single storey building, 65ft by 60ft, containing over-night accommodation (loft over), office, office/mess-room, male and female washing and toilet facilities, repeater and plant store, test room and electrical plant room.

4. Misc.

Flammable goods store, Lean-to/buoy store, 31 0 kW standby diesel generator, guard house with 24 hour manning.

Shore Protection (Revetment)

                                                                      Schedule L
                                                                    Page 1 of 23

                       REPRESENTATIVES OF THE PARTIES AND
                       MAILING ADDRESSES AND CONTACTS FOR
                       FINANCIAL AND MAINTENANCE PURPOSES

                                                           Issue: 20
                                                           Date: 9 December 1998
ADMINISTRATION:             ASEAN Cableship Pte Ltd.

Mailing Address:            151 Chin Swee Road
                            #11-01/10 Manhattan House
                            Singapore 169876

MANAGEMENT COMMITTEE
NOMINATED REPRESENTATIVE:   Mr. Allan Wong

Telephone Number.           Office: 65-835-2996       HOME: 65-469-4645
                            Mobile: 65-9630-0063

Telex Number:               RS 50516 ACPLAB

Facsimile Number:           65-835-2297

E-Mail:                     allanwong@acpl.corn.sg

MAINTENANCE CONTACT:        (1) Anthony Wong

Telephone Number:           Office: 65-835-2996       HOME: 65-274-7693

                            Mobile: 65-9755-5573

Telex Number                RS 50516 ACPLAB

Facsimile Number:           65-835-2297

E-Mail:                     tim@acpl.com.sg

                            (2) Mr. Joshua Lee

Telephone Number:           Office: 65-835-2996       HOME: 65-787-1968

Telex Number:               RS 50516 ACPLAB

Facsimile Number:           65-786-1447

FINANCE CONTACT:            Mr. Chia Siang-Chen

Telephone Number:           Office: 65-835-2996       HOME: 65-286-8017

Telex Number:               RS 50516 ACPLAB

E-Mail                      chias@acpl.com.sg
--------------------------------------------------------------------------------

                                                                      Schedule L
                                                                    Page 2 of 23

                       REPRESENTATIVES OF THE PARTIES AND
                       MAILING ADDRESSES AND CONTACTS FOR
                       FINANCIAL AND MAINTENANCE PURPOSES

                                                          Issue: 10
                                                          Date: 20 November 1998

ADMINISTRATION:             Communications Authority of Thailand (CAT)

Mailing Address:            Submarine Cable Department
                            99 Chaeng Watthana Road,
                            Bangkok 10002
                            Thailand

Email Address:

MANAGEMENT COMMITTEE
NOMINATED RESENTATIVE:      Mr. Pongsuk Potisid

Telephone Number:           Office: 66-2-574-4593     HOME: 66-2-589-8598

Telex Number                70032

Facsimile Number            66-2-573-3702 or 66-2-573-5476

ALTERNATIVE NAME:           Mr. Tosporn Simtrakan

Telephone Number:           OFFICE: 66-2-574-4593     HOME: 66-2-591-5193

Telex Number                70032

Facsimile Number:           66-2-573-3702 or 66-2-573-5476

Email Address:              SCD@adm.cat.or.th

FINANCE CONTACT:            Senior Director of Submarine Cable Department

Mailing Address (If
different):                 Communications Authority of Thailand (CAT)
                            Submarine Cable Department
                            99 Chaeng Watthana Road.
                            Thung Song Hong, Laksi
                            Bangkok 10002
                            Thailand

Telephone Number:           OFFICE: 66-2-573-6037     HOME: 66-2-574-4952

Facsimile Number:           66-2-573-3702 or 66-2-573-5476

                                                                      Schedule L
                                                                    Page 3 of 23

                       REPRESENTATIVES OF THE PARTIES AND
                       MAILING ADDRESSES AND CONTACTS FOR
                       FINANCIAL AND MAINTENANCE PURPOSES

                                                           Issue: 18
                                                           Date: 20 October 1998

ADMINISTRATION:             Cable & Wireless Global Marine
Mailing Address:            East Saxon House
                            27 Duke Street
                            Chemlsford
                            Essex, CM1 1HT
                            England

Email Address:

NOMINATED RESENTATIVE:      Mr. John Walters

Telephone Number:           OFFICE: 44-1245-702187    HOME: 44-1245-460262

Facsimile Number:           44-1245-702218/702120

Mobile:                     44-468-793325

E-Mail:                     john.walters@cwm.cwpic.com

ALTERNATIVE NAME:           Mr. John Overry

Telephone Number:           OFFICE: 44-1245-702095    HOME: 44-1322-704221

Facsimile Number:           44-1245-702218/702120

Mobile:                     44-385-977297

E-mail:                     john.overy@cwm.cwpic.com

MAINTENANCE CONTACT:        Mr. John Walters

Mailing Address (If
different):                 -

Telephone Number:           OFFICE: 44-1245-702187    HOME: 44-1245-460262

Facsimile Number:           44-1245-70221/702120

Mobile:                     44-4768-793325

E-Mail:                     john.walters@cwm.cwpic.com

FINANCE CONTACT:            Ms. Jane Casement

Mailing Address (If
different):                 -

Telephone Number:           OFFICE: 44-1245-702030    HOME:

Facsimile Number:           44-1245-703045

E-Mail:                     jane.casement@cwm.cwpic.com

                                                                      Schedule L
                                                                    Page 4 of 23

                       REPRESENTATIVES OF THE PARTIES AND
                       MAILING ADDRESSES AND CONTACTS FOR
                       FINANCIAL AND MAINTENANCE PURPOSES

                                                          Issue: 14
                                                          Date: 30 November 1998

ADMINISTRATION:             Eastern Telecommunications Philippines, Inc.

Mailing Address:            Telecoms Plaza
                            316 Sen Gil Puyat Avenue
                            Salcedo Village
                            Makati, Metro Manila
                            Philippines

MANAGEMENT COMMITTEE
NOMINATED RESENTATIVE:      Mr. Nick B. Cruz

Telephone Number:           OFFICE: 63-2-816-0001     HOME: 63-2-922-2887

Telex Number:

Facsimile Number:           63-2-815-4852

ALTERNATIVE NAME:           Mr. Henry T. Galingan

Mailing Address:            TELICPHIL
                            3rd Floor, RCPI Annex Building
                            Denver St., Cubao
                            Quezon City
                            Philippines ZIP 1109 QC

Telephone Number:           OFFICE: 63-2-412-9215     HOME: 63-2-801-4443

Facsimile Number:           63-2-412-9276

MAINTENANCE CONTACT:        Mr. Cyril R. Avila

Mailing Address (If
different):                 TelicPhil (as above)

Telephone Number:           OFFICE: 63-2-412-9215     HOME: 63-2-912-2191

Facsimile Number:           63-2-412-9276

FINANCE CONTACT:            Mr. Rodolfo C. Bello

Mailing Address (If
different):                 TELICPHIL
                            3rd Floor, RCPI Annex Building
                            Denver St., Cubao
                            Quezon City
                            Philippines ZIP 1109 QC

Telephone Number:           OFFICE: 63-2-412-9215     HOME:

Facsimile Number:           63-2-412-9276

                                                                      Schedule L
                                                                    Page 5 of 23

                       REPRESENTATIVES OF THE PARTIES AND
                       MAILING ADDRESSES AND CONTACTS FOR
                       FINANCIAL AND MAINTENANCE PURPOSES
                                                                Issue: 4
                                                                Date: 28 Sept 98

ADMINISTRATION:             FLAG Limited

Mailing Address:            FLAG Limited
                            (Dubai Branch)
                            Al Masaood Building (7th Floor)
                            Al Maktoum Road
                            P0 Box 30440
                            Dubai
                            UAE

MANAGEMENT COMMITTEE
NOMINATED RESENTATIVE:      Mr. William Greenwood

Telephone Number:           OFFICE: 971-4-271888      HOME: 971 4-551403

Facsimile Number:           971-4-288686

Mobile:                     971-50-6558124

E-mail Address:             wgreenwood@flagtelecom.com

ALTERNATIVE NAME:           Mr. Lonnie Hagadorn

Telephone Number:           OFFICE: 1-732-381-9616    HOME: 1-732-381-6570

Facsimile Number:           1-206-374-6084

Mobile:                     1-908-693-2821

E-mail Address:             lonnie@eclipse.net

MAINTENANCE CONTACT:        Mr. William Greenwood

                            Contact details as above

FINANCE CONTACT:            Mr. William Greenwood

                            Contact details as above

                                                                      Schedule L
                                                                    Page 6 of 23

                       REPRESENTATIVES OF THE PARTIES AND
                       MAILING ADDRESSES AND CONTACTS FOR
                       FINANCIAL AND MAINTENANCE PURPOSES

                                                          Issue: 18
                                                          Date: 30 November 1998

ADMINISTRATION:             Hong Kong Telecom International Limited

Mailing Address:            3/F Telecom House
                            3 Gloucester Road
                            Hong Kong

MANAGEMENT COMMITTEE
NOMINATED RESENTATIVE:      Mr. C.Y. Ng

Telephone Number:           OFFICE: 852-2888-1685     HOME:852-2881-7731

Facsimile Number:           852-2824-3885

E-mail Address:             cy.ng@hkt.com

ALTERNATIVE NAME:           Mr. M.F. Fung

Telephone Number:           OFFICE: 852-2883-5104     HOME:852-2884-1310

Facsimile Number:           852-2802-8266

E-mail Address:             manfai.fung@hkt.com

MAINTENANCE CONTACT:        Mr. M.F. Fung

Mailing Address (If
different):                 -

Telephone Number:           OFFICE: 852-2883-5104     HOME:852-2884-1310

Facsimile Number:           852-2802-8266

FINANCE CONTACT:            Mr. Burnley Lam

Mailing Address (If
different):                 -

Telephone Number:           OFFICE: 852-2888-6845     HOME: -

Facsimile Number:           852-2856-1693

E-mail Address:             burnley.lam@hkt.com

                                                                      Schedule L
                                                                    Page 7 of 23

                       REPRESENTATIVES OF THE PARTIES AND
                       MAILING ADDRESSES AND CONTACTS FOR
                       FINANCIAL AND MAINTENANCE PURPOSES

                                                          Issue: 16
                                                          Date: 23 November 1998

ADMINISTRATION:             International Digital Telecommunications, Inc.

Mailing Address:            5-20-8 Asakusabashi
                            Taito-Ku, Tokyo 111-8061
                            Japan

MANAGEMENT COMMITTEE
NOMINATED RESENTATIVE:      Mr. Katsuhiro Okada

Telephone Number:           OFFICE: 81-3-5820-5063    HOME: 81-43-236-5129

Telex Number:               2655 252 IDC SB

Facsimile Number:           81-3-5820-5380

E-Mail Address:             k.okada@idc.co.jp

ALTERNATIVE NAME:           Mr. Noboru Ofuku

Telephone Number:           OFFICE: 81-3-5820-5170    HOME:

Telex Number:               2655 252 IDC SB

Facsimile Number:           81-3-5820-5380

E-Mail Address:             n.ofuku@idc.co.jp

MAINTENANCE CONTACT:        Mr. Noboru Ofuku

Mailing Address (If
different):                 -

Telephone Number            OFFICE: 81-3-5820-5170    HOME:

Telex Number:               2655 252 IDC SB

E-Mail Address:             h.shimizu@idc.co.jp

FINANCE CONTACT:            Mr. Akihiro Mon

Mailing Address (If
different):                 -

Telephone Number:           OFFICE: 81-3-5820-5095    HOME:

Telex Number:               2425 667 IDC TYO

Facsimile Number:           81-3-5820-5364

E-Mail Address:             aki.mori@idc.co.jp

                                                                      Schedule L
                                                                    Page 8 of 23

                       REPRESENTATIVES OF THE PARTIES AND
                       MAILING ADDRESSES AND CONTACTS FOR
                       FINANCIAL AND MAINTENANCE PURPOSES

                                                           Issue: 12
                                                           Date: 9 December 1998

ADMINISTRATION:             International Telecommunication Development
                            Corporation

Mailing Address:            31 Aikuo East Road
                            Taipei
                            Taiwan

MANAGEMENT COMMITTEE
NOMINATED RESENTATIVE:      Mr. C.W. Shen

Telephone Number:           OFFICE: 886-2-2344-3700   HOME: 886-2-2705-7161

Facsimile Number:           886-2-2312-2235

Facsimile Check Number:     886-2-2344-3708

E-Mail Address:             ir03@msl.hinet.net

ALTERNATIVE NAME:           Mr. C.L. Chen

Telephone Number:           OFFICE: 886-2-2344-3702   HOME: 886-2-2832-0355

Facsimile Number:           886-2-2312-2235

E-Mail Address:             cl-chen@chti.com.tw

MAINTENANCE CONTACT:

Mailing Address (If
different):                 -

Telephone Number:           OFFICE: 886-2-2344-3710   HOME: 886-2-2835-0530

Facsimile Number:           886-2-2344-2654

E-Mail Address:             network@chti.com.tw

FINANCE CONTACT:            Ms. C.C. Wu

Mailing Address (If
different):                 -

Telephone Number:           OFFICE: 886-2-2344-3912   HOME: 886-2-2921-5529

Facsimile Number:           886-2-2396-6141

E-Mail Address:             ir03@ms1.hinet.net

                                                                      Schedule L
                                                                    Page 9 of 23

                       REPRESENTATIVES OF THE PARTIES AND
                       MAILING ADDRESSES AND CONTACTS FOR
                       FINANCIAL AND MAINTENANCE PURPOSES

                                                           Issue: 12
                                                           Date: 24 October 1997

ADMINISTRATION:             Jabatan Telekom of Brunei Darussalam (JTB)

Mailing Address:            Jabatan Telekom of Brunei Darussalam
                            1st Floor, Ministry of Communications Building
                            Old Airport Site, Berakas 2051
                            Bandar Sen Begawan
                            Brunei Darussalam

MANAGEMENT COMMITTEE
NOMINATED RESENTATIVE:      Mr. Peter Chin Chuang Vui

Telephone Number:           OFFICE: 673-2-382382      HOME: 673-2-261133

Telex Number:               BU 2280

Facsimile Number/Facsimile
Check Number:               673-2-383-100

ALTERNATIVE NAME:           Mr. Mohd Riza DP HJ Mohd Yunus

Telephone Number:           OFFICE: 673-2-234234      HOME: 673-2-339338

Facsimile Number:           673-2-237257

MAINTENANCE CONTACT:        Mr. Mohd Riza DP HJ Mohd Yunus

Mailing Address (If
different):                 -

Telephone Number:           OFFICE: 673-2-234234      HOME: 673-2-339338

Telex Number:               BU 2280

Facsimile Number:           673-2-237257

E-Mail Address:             riza@jtb.brunei.bn

FINANCE CONTACT:            Mr. DK Sahanisah P.H. Metali

Mailing Address (If
different):                 Corporate Services Section
                            1st Floor, Ministry of Communications Building
                            Old Airport Site, Berakas 2051
                            Bandar Sen Begawan
                            Brunei Darussalam

Telephone Number:           OFFICE: 673-2-382382      HOME: 673-2-344141

Telex Number:               BU 2280

Facsimile Number:           673-2-382547

E-Mail Address:             -

                                                                      Schedule L
                                                                   Page 10 of 23

                       REPRESENTATIVES OF THE PARTIES AND
                       MAILING ADDRESSES AND CONTACTS FOR
                       FINANCIAL AND MAINTENANCE PURPOSES

                                                           Issue: 16
                                                           Date: 9 December 1998

ADMINISTRATION:             KDD Corporation

Mailing Address:            Undersea Cable Management Department
                            Network Headquarters
                            3-2, Nishi-shinjuku 2-chome Shinjuku-Ku
                            Tokyo 163-8003
                            Japan

MANAGEMENT COMMITTEE
NOMINATED RESENTATIVE:      Mr. Hiroharu Wakabayashi

Telephone Number:           OFFICE: 81-3-3347-7430    HOME: 81-44-977-7468

Telex Number:               J22500 KDD TOKYO

Facsimile Number:           81-3-3347-5287

E-Mail Address:             hi-wakabayashi@kdd.co.jp

ALTERNATIVE NAME:           Mr. Itsuo Hiratsuka

Telephone Number:           OFFICE: 81-3-3347-5676    HOME: 81-42-921-2837
                            Mobile: 81-90-2558-7385

Telex Number:               J22500 KDD TOKYO

Facsimile Number:           81-3-3347-5287

E-Mail Address:             it-hiratsuka@kdd.co.jp

MAINTENANCE CONTACT:        Mr. Takaaki Anraku

Mailing Address (If
different):                 -

Telephone Number:           OFFICE: 81-3-3347-7374    HOME: 81-3-5313-4751
                            Mobile: 81-90-2558-1053

Telex Number:               J22500 KDD TOKYO

Facsimile Number:           81-3-3347-5287

E-Mail Address:             ta-anraku@kdd.co.jp

FINANCE CONTACT:            Mr. Junji Hasegawa

Mailing Address (If
different):                 -

Telephone Number:           OFFICE: 81-3-3347-6957    HOME: -

Telex Number:               J22500 KDD TOKYO

Facsimile Number:           81-3-3347-6804

E-Mail Address:             ju-hasegawa@kdd.co.jp

                                                                      Schedule L
                                                                   Page 11 of 23

                       REPRESENTATIVES OF THE PARTIES AND
                       MAILING ADDRESSES AND CONTACTS FOR
                       FINANCIAL AND MAINTENANCE PURPOSES

                                                              Issue: 5
                                                              Date: 8 April 1998

ADMINISTRATION:             Korea Telekom

Mailing Address:            41-1 Jung-Ang Dong
                            Kwa-Cheon Shi
                            Kyung-Ki Province, 427-010
                            Korea

MANAGEMENT COMMITTEE
NOMINATED RESENTATIVE:      Mr. Sung-Youn Kang

Telephone Number:           OFFICE: 82-2-507-7100     HOME: 82-2-414-7585

Facsimile Number:           82-2-507-7115

E-mail Address:

ALTERNATIVE NAME:           Mr. Tae-Ho Youn

Telephone Number:           OFFICE: 82-2-507-7107     HOME: 82-2-473-4556

Facsimile Number:           82-2-507-7115

E-mail Address:             thyoun@kt.co.kr

MAINTENANCE CONTACT:        Mr. Su-Gyu Cha

Mailing Address (If
different):

Telephone Number:           OFFICE: 82-2-507-7107     HOME: 82-335-36-1612

Facsimile Number:           82-2-507-7115 or 82-2-507-7225

E-mail Address:             sgcha@kt.co.kr

FINANCE CONTACT:            Mr. Hwan-Kee Jang

Mailing Address (If
different):

Telephone Number:           OFFICE: 82-2-507-7107     HOME: 82-2-948-2061

Telex Number:

Facsimile Number:           82-2-507-7115 or 82-2-507-7225

E-mail Address:             hkjang@kt.co.kr

                                                                      Schedule L
                                                                   Page 12 of 23

                       REPRESENTATIVES OF THE PARTIES AND
                       MAILING ADDRESSES AND CONTACTS FOR
                       FINANCIAL AND MAINTENANCE PURPOSES

                                                          Issue: 6
                                                          Date: 9th October 1998

ADMINISTRATION:             PLDT

Mailing Address:            10th Floor, Makati General Offices Building
                            Legaspi cor. Dela Rosa Sts.
                            Makati City,
                            Philippines

MANAGEMENT COMMITTEE
NOMINATED RESENTATIVE:      Mr. Renato C. Gendrano

Telephone Number:           OFFICE: 63-2-816-8415     HOME: 63-2-823-9595
                                    63-2-817-6018

Facsimile Number:           63-2-810-0844

E-Mail:                     rene@pldt.com.ph

ALTERNATIVE NAME:           Mr. Genaro C. Sanchez

Telephone Number:           OFFICE: 63-2-816-8688     HOME: 63-2-807-4519
                                    62-2-819-1297

MAINTENANCE CONTACT:        Mr. Raymond S. Relucio

Mailing Address (If
different):                 Makati General Office, Legaspi Street
                            Makati, Metro Manila, Philippines

Telephone Number:           OFFICE: 63-2-816-8324     HOME: 63-2-724-6156
                                    63-2-819-3767

Telex Number:               14832 PLDT PS

Facsimile Number:           63-2-810-3803
                            63-2-810-0844

FINANCE CONTACT:            Mr. Genaro C. Sanchez

Mailing Address (If
different):                 Makati General Office, Legaspi Street
                            Makati, Metro Manila, Philippines

Telephone Number:           OFFICE: 63-2-816-8688     HOME: 63-2-807-4519
                                    63-2-819-1297

Facsimile Number:           63-2-813-7869
                            63-2-810-0844

                                                                      Schedule L
                                                                   Page 13 of 23

                       REPRESENTATIVES OF THE PARTIES AND
                       MAILING ADDRESSES AND CONTACTS FOR
                       FINANCIAL AND MAINTENANCE PURPOSES

                                                          Issue: 6
                                                          Date: 20 November 1998

ADMINISTRATION:             PT Telekomunikasi Indonesia
                            NETWORK DIVISION

Mailing Address:            JI. Japati No. 1, 2nd Floor
                            Bandung 4013
                            Indonesia

MANAGEMENT COMMITTEE
NOMINATED RESENTATIVE:      Mr. Bambang Setiawan
                            Head of Network Division

Telephone Number:           OFFICE: 62-22-4522317     HOME: 62-22-6658500
                                                            62-21-8841964

Facsimile Number:           62-22-4522321

ALTERNATIVE NAME:           Mr. Dodi Sudjani
                            Deputy of Network Division

Telephone Number:           OFFICE: 62-22-4522331     HOME: 62-21-5372222

Facsimile Number:           62-22-4522313

MAINTENANCE CONTACT:        Mr. Mustadjab
                            Head of Maintenance Network Division

Mailing Address (If
different):                 JI. Japati No. 1, Lantai 2
                            Bandung 40115
                            Indonesia

Telephone Number:           OFFICE: 62-22-4522112     HOME: 62-22-301673
                                    62-22-4522114

Facsimile Number:           62-22-4522133

FINANCE CONTACT:            Mr. M. Sunarto
                            Head of Finance Network Division

Mailing Address (If
different):                 JI. Japati No. 1, Lantai 2
                            Bandung 40133
                            Indonesia

Telephone Number:           OFFICE: 62-22-4522403     HOME: 62-22-2501389

Facsimile Number:           62-22-4522407

                                                                      Schedule L
                                                                   Page 14 of 23

                       REPRESENTATIVES OF THE PARTIES AND
                       MAILING ADDRESSES AND CONTACTS FOR
                       FINANCIAL AND MAINTENANCE PURPOSES

                                                           Issue: 16
                                                           Date: 28 October 1998

ADMINISTRATION:             P.T. INDOSAT (PERSERO) Tbk

Mailing Address:            Jalan Medan Merdeka Barat No. 21
                            P.O. Box 2905
                            Jakarta 10110
                            Indonesia

MANAGEMENT COMMITTEE
NOMINATED RESENTATIVE:      Mr. Achmad Rivai

Telephone Number:           OFFICE: 62-21-384-4456    HOME: 62-21-860-7943
                                    62-21-386-5742

Telex Number:               73-44383 - 73-46134

Facsimile Number:           62-21-344-0484

E-Mail Address:             arivai@indosat.net.id

ALTERNATIVE NAME:           Mr. Andi Setiabudi

Telephone Number:           OFFICE: 62-21-386-9159    HOME: 62-21-765-3990

Facsimile Number:           62-21-385-7742

E-mail Address:             ans@indosat.co.id

MAINTENANCE CONTACT:        Mr. Bambang Subagio

Mailing Address (If
different):                 Jaoan Parang Tris Raya Kav A5/6
                            Jakarta 14430
                            Indonesia

Telephone Number:           OFFICE: 62-21-692-3756    HOME: 62-21-452-4441
                                    62-21-386-9751

Facsimile Number:           62-21-691-8107            62-21-692-8383

E-mail Address:             bsuc@indosat.co.id

FINANCE CONTACT:            Mr. Richard Mana

Mailing Address (If
different):                 -

Telephone Number:           OFFICE: 62-21-386-9455    HOME: 62-21-841-1805

Telex Number:

Facsimile Number:           62-21-386-9816

E-Mail Address:             richard@indosat.co.id

                                                                      Schedule L
                                                                   Page 15 of 23

                       REPRESENTATIVES OF THE PARTIES AND
                       MAILING ADDRESSES AND CONTACTS FOR
                       FINANCIAL AND MAINTENANCE PURPOSES

                                                          Issue: 22
                                                          Date: 27 November 1998

ADMINISTRATION:             Sembawang Cable Depot Pte Limited

Mailing Address:            2nd Storey Katong Submarine Cable Station
                            375 Tanjong Katong Road
                            Singapore 437132

NOMINATED RESENTATIVE:      Mr. Koh Boon Poh

Telephone Number:           OFFICE: 65-346-3710       HOME: 65-264-2289

Telex Number:

Facsimile Number:           65-440-9316

ALTERNATIVE NAME:           Mr. Chua Yeow Hua

Telephone Number:           OFFICE: 65-346-3727       HOME: 65-473-3637

Facsimile Number:           65-440-9316

MAINTENANCE CONTACT:        Mr. Khoo Teng Soon
                            Mr. Chua Yeow Hua

Mailing Address (If
different):                 Sembawang Wharves, PSA
                            Deptford Road
                            Singapore 759656

Telephone Number:           OFFICE: 65-257-2578       HOME: 65-448-5915
                                    65-346-3727       HOME: 65-473-3637

Telex Number:

Facsimile Number:           65-753-2036
                            65-440-9316

FINANCE CONTACT:            Ms. Kwok Sin Kie

Mailing Address (If
different):

Telephone Number:           OFFICE: 65-838-2515       HOME: -

Facsimile Number:           65-440-9316

                                                                      Schedule L
                                                                   Page 16 of 23

                       REPRESENTATIVES OF THE PARTIES AND
                       MAILING ADDRESSES AND CONTACTS FOR
                       FINANCIAL AND MAINTENANCE PURPOSES

                                                           Issue: 15
                                                           Date: 9 December 1998

ADMINISTRATION:             Singapore Telecommunications Limited

Mailing Address:            3rd Storey Katong Submarine Cable Station
                            375 Tanjong Katong Road
                            Singapore 1543

MANAGEMENT COMMITTEE
NOMINATED RESENTATIVE:      Mr. Hoh Wing Chee

Telephone Number:           OFFICE: 65-838-3718       HOME: 65-471-0037

Telex Number:               RS 21246

Facsimile Number:           65-345-2258

E-mail:                     wingchee@singtel.com

ALTERNATIVE NAME:           Mr. Siew Ying Oak

Telephone Number:           OFFICE: 65-346-3700/
                                    345-7713          HOME: 65-782-8783

Facsimile Number:           65-345-2258

E-mail:                     yowiew@singtel.com

MAINTENANCE CONTACT:        Mr. Ho Soo Hock

Mailing Address (If
different):                 -

Telephone Number:           OFFICE: 65-346-3707/
                                    345-1178          HOME: 65-353-6110

Facsimile Number:           65-345-2258

E-mail:                     shho@singtel.com

FINANCE CONTACT:            Mr. Ho Soo Hock

Mailing Address (If
different):

Telephone Number:           OFFICE: 65-346-3707/
                                    345-1178          HOME: 65-353-6110

E-mail:                     shho@singtel.com

                                                                      Schedule L
                                                                   Page 17 of 23

                       REPRESENTATIVES OF THE PARTIES AND
                       MAILING ADDRESSES AND CONTACTS FOR
                       FINANCIAL AND MAINTENANCE PURPOSES

                                                             Issue: 2
                                                             Date: 13 March 1997

ADMINISTRATION:             Societe des Telecommunications Internationales De
                            Djibouti (Formerly OPT)

Mailing Address:            STID
                            P.O. Box 2031
                            Djibouti

MANAGEMENT COMMITTEE
NOMINATED RESENTATIVE:      Mr. Henri Ramirez

Telephone Number:           OFFICE: 253 35 33 38      HOME:

Telex Number:

Facsimile Number:           253 35 01 09

ALTERNATIVE NAME:           Mr. Abdourahman Mohamed Hassan

Mailing Address (if
different):

Telephone Number:           OFFICE: 253 35 59 38      HOME:

Telex Number:

Facsimile Number:           253 35 01 09

MAINTENANCE CONTACT:        Mr. Jean Paul Marteau

Mailing Address (If
different):

Telephone Number:           OFFICE: 253 35 44 56      HOME:

Telex Number:

Facsimile Number:           253 35 01 09

FINANCE CONTACT:

Mailing Address (If
different):

Telephone Number:           OFFICE:                   HOME:

Telex Number:

                                                                      Schedule L
                                                                   Page 18 of 23

                       REPRESENTATIVES OF THE PARTIES AND
                       MAILING ADDRESSES AND CONTACTS FOR
                       FINANCIAL AND MAINTENANCE PURPOSES

                                                             Issue: 6
                                                             Date: 20th March 96

ADMINISTRATION:             OTS Sri Lanka Telecom

Mailing Address:            OTS Building
                            P.O. Box 235
                            Duke Street
                            Colombo 1
                            Sri Lanka

MANAGEMENT COMMITTEE
NOMINATED RESENTATIVE:      Mr. K.K. Mahendiran
                            GM International Services

Telephone Number:           OFFICE: 94-1-320163       HOME: 94-1-581486

Telex Number:               803-21110

Facsimile Number/Facsimile
Check Number:               94-1-541414

ALTERNATIVE NAME:           Mrs. D.L. Liyanagama
                            DGM International Transmission

Telephone Number:           OFFICE: 94-1-333359       HOME: 94-1-561272

Telex Number:               803-23001

Facsimile Number:           OFFICE: 94-1-439569

MAINTENANCE CONTACT:        Mr. A.B.D. Amarasinghe

Mailing Address (If
different):

Telephone Number:           OFFICE: 94-1-445251       HOME: 91-4-689060

Telex Number:               803-22570

Facsimile Number:           94-1-541414/332867

FINANCE CONTACT:            Mrs. H.M.K. Mendis

Mailing Address (If
different):

Telephone Number:           OFFICE: 94-1-327039       HOME: 94-1-722217

Telex Number:               803-21110

Facsimile Number:           94-1-541414/332867

                                                                      Schedule L
                                                                   Page 19 of 23

                       REPRESENTATIVES OF THE PARTIES AND
                       MAILING ADDRESSES AND CONTACTS FOR
                       FINANCIAL AND MAINTENANCE PURPOSES

                                                          Issue: 20
                                                          Date: 20 November 1998

ADMINISTRATION:             Telekom Malaysia Berhad

Mailing Address:            International Network Operations
                            4th Floor, Block A, Wisma Semanta
                            Jalan Gelenggang
                            Damansara Heights,
                            50490 Kuala Lumpur
                            Malaysia

MANAGEMENT COMMITTEE
NOMINATED RESENTATIVE:      Mr. Nik Mohd. Sanusi Nik Mustapha

Telephone Number:           OFFICE: 90-3-208-8600     HOME: 60-3-550-4323
                            MOBILE: 6011-324706

Facsimile Number:           60-3-252-4182

E-Mail Address:             nsanusi@tm.net.my

ALTERNATIVE NAME:           Mr. Umran Othman

Telephone Number:           OFFICE: 60-3-208-8503     HOME: 60-3-452-2684
                            MOBILE: 6011-358108

Facsimile Number:           OFFICE: 60-3-252-4182

E-Mail Address:             umran@telekom.com.my

MAINTENANCE CONTACT:        Mr. Umran Othman

Mailing Address (If
different):                 -

Telephone Number:           OFFICE: 60-3-208-8503     HOME: 60-3-452-2684
                            MOBILE: 6011-358108

Facsimile Number:           OFFICE: 60-3-252-4182

E-Mail Address:             umran@telekom.com.my

FINANCE CONTACT:            Mr. Aman Shah Osman

Mailing Address (If
different):                 Telekom Malaysia Berhad
                            International Investment
                            Finance Controller Division
                            11th Floor Wisma Telekom
                            Jalan Pantai Baharu
                            59200 Kuala Lumpur
                            Malaysia

Telephone Number:           OFFICE: 603-208-3386      HOME: -

Facsimile Number:           OFFICE: 603-284-9697

E-Mail Address:
--------------------------------------------------------------------------------

                                                                      Schedule L
                                                                   Page 20 of 23

                       REPRESENTATIVES OF THE PARTIES AND
                       MAILING ADDRESSES AND CONTACTS FOR
                       FINANCIAL AND MAINTENANCE PURPOSES

                                                           Issue: 15
                                                           Date: 28 October 1998

ADMINISTRATION:             Telstra Corporation Limited

                            General Mail:             Courier Delivery:

Addresses:                  Locked Bag No. 6763       7/363 Oxford Street,
                            Sydney,                   Paddinton,
                            NSW 1100                  NSW 2021
                            Australia                 Australia

MANAGEMENT COMMITTEE
NOMINATED RESENTATIVE:      Mr. Geoff Parr

Telephone Number:           OFFICE: 61-2-9339-6920    HOME: 61-2-9958-0576
Mobile Number:              61-419-282-106
Telex Number:

Facsimile Number/Facsimile  61-2-9339-6929
Check Number:               61-2-9339-6921

E-Mail Address:             gparr@nibupad.telstra.com.au

ALTERNATIVE NAME:           Mr. Ron Beckett

Telephone Number:           OFFICE: 61-2-9339-6921    HOME: 61-2-4735-6883
Mobile Number:              61-18-044-753

Facsimile Number:           61-2-9339-6929

E-Mail Address:             rbeckett@nibupad.telstra.com.au

MAINTENANCE CONTACT:        Mr. Geoff Parr

Mailing Address (If
different):                 -

Telephone Number:           OFFICE: 61-2-9339-6920    HOME: 61-2-9958-0576

Facsimile Numbe:            61-2-9339-6929

E-Mail Address:             gparr@nibupad.telstra.com.au

FINANCE CONTACT:            Mr. Tom O'Keefe

Mailing Address (If
different):                 General Mail:             Courier Delivery:

                            Locked Bag 6528           19/122 Castlereagh St.
                            Sydney NSW 1100           Sydney NSW 2000
                            Australia                 Australia

Telephone Number:           OFFICE: 61-2-9396-2443    HOME: 61-2-9521-5259

Facsimile Number:           61-2-9261-1125

E-Mail Address:             tokeeffe@nnpbips1.telstra.com.au

                                                                      Schedule L
                                                                   Page 21 of 23

                       REPRESENTATIVES OF THE PARTIES AND
                       MAILING ADDRESSES AND CONTACTS FOR
                       FINANCIAL AND MAINTENANCE PURPOSES

                                                           Issue: 10
                                                           Date: 9 December 1998

ADMINISTRATION:             VNPT
                            Vietnam Posts and Telecommunications

Mailing Address:            12 Nguyen Chi Thanh Street,
                            Hanoi
                            Vietnam

MANAGEMENT COMMITTEE
NOMINATED RESENTATIVE:      Mr. Ngo De

Mailing Address:            12 Nguyen Chi Thanh Street,
                            Hanoi
                            Vietnam

Telephone Number:           OFFICE: 84-4-835-6694     HOME: 84-4-835-5940
                            MOBILE: 90406699

Facsimile Number:           84-4-835-7393

ALTERNATIVE NAME:           Mr. Ho Cong Lam

Mailing Address (if
different):

Telephone Number:           OFFICE: 84-4-8363994      HOME: -

Facsimile Number:           84-4-841-0017

E-Mail Address:             HCL.VTI@bdvn.vnmail.vnd.net

MAINTENANCE CONTACT:        Mr. Nguyen Thanh Hai

Telephone Number:           OFFICE: 84-4-835-5683     HOME: 84-4-858-8787

Facsimile Number:           84-4-841-0017

E-Mail Address:             Telecom.int@bdvn.vnmail.vnd.net

FINANCE CONTACT:

Telephone Number:           OFFICE: 84-4-835-7222     HOME: 84-4-833-3645

Facsimile Number:           84-4-835-7393

                                                                      Schedule L
                                                                   Page 22 of 23

                       REPRESENTATIVES OF THE PARTIES AND
                       MAILING ADDRESSES AND CONTACTS FOR
                       FINANCIAL AND MAINTENANCE PURPOSES

                                                              Issue: 12
                                                              Date: 24 July 1998

ADMINISTRATION:             Videsh Sanchar Nigam Limited

Mailing Address:            Lokmanya Videsh Sanchar Bhavan
                            Opp. Kirti College,
                            Kashinath Dhuru Marg
                            Prabhadevi,
                            Mumbai - 400 028
                            India

MANAGEMENT COMMITTEE
NOMINATED RESENTATIVE:      Mr. Hardev Singh

Telephone Number:           OFFICE: 91-22-4154052     HOME: 91-22-2700956

Facsimile Number:           91-22-954321
Check Number:               91-22-4312700

ALTERNATIVE NAME:           Mr. D.K. Nimal

Telephone Number:           OFFICE: 91-22-262-3608    HOME: 91-22-262-4566
                                                      DID Ext 3904

MAINTENANCE CONTACT:        Mr. V.S. Seelan

Mailing Address (If
different):                 -

Telephone Number:           OFFICE: 91-21-262-4086    HOME: 91-22-437-9557

Facsimile Number:           91-22-262-4101

Telex Number:               81 11 82429

FINANCE CONTACT:            Mr. S.A. Rahim

Mailing Address (If
different):                 -

Telephone Number:           OFFICE: 91-22-262-4020 Ext 2328
                            HOME:   91-22-262-4020 Ext 3913

Facsimile Number:           91-22-262-4101

Telex Number:               81 11 82429

                                                                      Schedule L
                                                                   Page 23 of 23

                       REPRESENTATIVES OF THE PARTIES AND
                       MAILING ADDRESSES AND CONTACTS FOR
                       FINANCIAL AND MAINTENANCE PURPOSES

                                                      Issue:
                                                      Date:

ADMINISTRATION:

Mailing Address:

MANAGEMENT COMMITTEE
NOMINATED RESENTATIVE:

Telephone Number:           OFFICE:                   HOME:

Telex Number:

Facsimile Number/Facsimile
Check Number:

ALTERNATIVE NAME:

Telephone Number:           OFFICE:                   HOME:

Facsimile Number:

Telex Number:

MAINTENANCE CONTACT:

Mailing Address (If
different):

Telephone Number:           OFFICE:                   HOME:

Facsimile Number/Facsimile
Check Number:

FINANCE CONTACT:

Mailing Address (If
different):

Telephone Number:           OFFICE:                   HOME:

Telex Number:

Facsimile Number:

[GRAPHIC]

Registered
London, UK

Flag
British

The CIRRUS vehicles, built by Slingsby Engineering in 1985 is a free swimming remotely operated vehicle (ROV), capable of burial up to 0.6m at an operating depth of 1,000m. It is able to carry out a wide range of manipulative tasks using two SEL TA9 multi-function arms.

CIRRUS has the capability to track cables, using either the TSS340 pipe tracker or a Slingsby Magnetometer system.

Projects include:
Singapore-Hong Kong-Thailand cable burial & survey
North Pacific Cable Maintenance Agreement
T-V-H post lay burial operations
Hon-Tai 2

[GRAPHIC]
ASEAN CABLESHIP
Weddelli
Subsea cable & pipe
installation, survey, and
inspection, burial/deburial

--------------------------------------------------------------------------------

ROV

Length      335.3 cm (132 inches) overall 523 cm (206 inches) with cable locator sensors deployed
Width       2O7 cm (81.5 inches)
Height      193 cm (76 inches)
Weight      3,150 kg (6,950 lbs) complete

JETTER SKID

Length      303.5 cm (119.5 inches) 387.4 cm (152.5 inches) with manipulator supports
Width       207 cm (81.5 inches)
Height      96.5 cm (38 inches)
Weight      4,400 kg (9,680 lbs)

WORK PACKAGE

The work package is designed to assist in cable repair and maintenance, post lay inspections and re-burial operations. It is equipped with a Simrad nighthawk SIT Low Light Level Underwater Camera and an Innovatum cable locator system. With these two sets of equipment, the ROV operator is provided with a clear vision even in the most remote areas at 2,000 meters below sea level.

The package is also installed with the Schilling TITAN III manipulator, incorporating state-of-the-art technology. This pair of "arms" is designed specifically for heavy duty work underwater, such as retriving cables and cable re-burial operations.

Installed with such a good cable tracking system, a camera that provides clear vision in the dark, and a pair of strong "arms", the operator is virtually unhindered by any obstacles when locating cables.

For more information please contact

Marketing Executive:
15 Hoe Chiang Road, #05-01/03,
Euro-Asia Centre, Singapore 089316
Tel: (65) 220-3033 Fax: (65) 221-7002
Telex: RS 50516 ACPLAB

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Weddelli, a cable maintenance Remotely Operated Vehicle (ROV) named after a deep diving seal, has an umbilical cable of 2,500 meters in length and is able to operate at a water depth of 2,000 meters.

She is specially built for the purpose of assisting in repair and maintenance of submarine cables. Her responsibility and role in ACPL has had a tremendous impact on conventional cable retrieving methods such as the grapnel. Using her will increase accuracy and speed of operation. Her ability and versatility have given her the ability to trace and retrieve buried cables normally undertaken by divers. In addition, she is designed to operate underwater for an indefinite time period. As for divers, they can only operate underwater for a limited time period.

Her mobility and flexibility allow her to be deployed on any vessel of opportunity to carry out subsea missions as required.

Weddelli is manned by the Subsea Unit formed by ACPL's staff who have been trained professionally and are continually being upgraded to meet customers' needs.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bare Vehicle w/100Hp. Depth >30 MSW
Maximum Thrust with operating depth (+/-10%):

Forward                      750kg
Reverse                      750kg
Lateral                      750kg
Vertical                     350kg (up), 350 kg (down)

With 2 x 75 Hp Jetter Skid Hydraulics also applied to thrusters, Depth >30 MSW, Maximum Thrust with operating depth (+/-10%)

Forward                      1,100kg
Reverse                      1,100kg
Lateral                      1,100kg
Vertical                     500kg (up), 500 kg (down)

Turning Rate                 40 degree p/s minimum

System Payload               50 kg (110 lb) including all standard equipment

Main Hydraulic Power         Hydraulic power unit: 100 HP electric motor, 2,300
System                       VAC, 3-phase, 60 Hz, approx 3,450 RPM, for a total
                             of 45 GPM (U.S.) at 3,300 psi

Propulsion System            Seven hydraulic thrusters:
                             Four horizontal, Three vertical

Depth Control                Automatic to +/- 10 cm over entire system depth
                             range

Power Source                 2,400 VAC, 3-phase, 60 Hz supply to vehicle from
                             surface power transformer unit. 1,200 VAC, single phase, 6 KVA for instrumentation and light power; 5
                             KVA, 240/120 VAC for console power; 30 KVA, 460 KVA for van power.

Altimeter                    Mesotech 807 Altimeter


Sensors  - Heading           Humphrey directional GYRO with fluxgate north
                             seeking system and heading rate senor.

         - Depth             High accuracy sensor, Paroscientific Digiquartz

         - Pitch and Roll    Inclinometer

--------------------------------------------------------------------------------

                                                                      Schedule M

                                                                        Issue: 4
                                                            Date : 4th July 1996

                          PRIORITY REPAIR ARRANGEMENTS

This Schedule provides procedures pertaining to Priority Repair Arrangements.

In the event of simultaneous cable failures the priority of repair should be guided by the principle of mutual cooperation between Maintenance Authorities when electing to invoke Priority Repair Arrangements. The Maintenance Authorities should recognize circumstances where a small failed system (lower priority) might be more vital to its owners than the larger failed system and conditions might exist where the owners of a smaller system may be in isolation due to the failure.

For the purpose of this Schedule simultaneous cable failures shall be deemed to have occurred when a written fault notification is received by the Cableship Operators within 24 hours of a previous written fault notification.

Unless other arrangements are agreed by the Maintenance Authorities involved, the priority of repair should be in accordance with the procedures set out below.

Determination and implementation of Priority Factor

1. A Priority Factor (P/F) shall be established for each Scheduled Cable in accordance with the number of PIOCAUs calculated for the Scheduled Cables. The Scheduled Cable with the highest number of PIOCAUs will have priority over the Cableship in the case of a simultaneous cable failure as defined above.

2. For the purposes of calculating the Priority Factor, unless agreed otherwise by the Management Committee, all branched sub-segments of a Scheduled Cable shall be considered as one cable system. Calculation of the overall PIOCAUs of these cable systems will be based on the individual sum of each sub-segment's PIOCAUs.

3. If the Priority Factor of the Scheduled Cables is the same, the Maintenance Authority that calls first for the Cableship is first served.

4.    Schedule D2 identifies the Priority Factor for each Scheduled Cable.

5.    The Priority Factor will be reviewed at each MC meeting.

                                                                      SCHEDULE N

                                 ROV "WEDDELLI"

OWNER                     ASEAN CABLESHIP PTE LTD

ROVS DIMENSIONS & WEIGHT:

LENGTH                    335.3 cm (132 inches)
                          overall 523 cm (206 inches) with cable locator sensors
                          deployed
WIDTH                     207 cm (81.5 inches)
HEIGHT                    193 cm (76 inches)
WEIGHT                    3,150 kg (6,950 lb) complete

JETTER SKID'S DIMENSIONS & WEIGHT

LENGTH                    303.5 cm (119.5 inches)
                          387.4 cm (152.5 inches) with manipulator supports
WIDTH                     207 cm (81.5 inches)
HEIGHT                    96.5 cm (38 inches)
WEIGHT                    4,400 kg (9,680 lb)

SYSTEM SPECIFICATIONS:

DEPTH CAPABILITY          2,000 MSW (Bare Vehicle w/100 Hp, Depth > 30 MSW)

MAXIMUM THRUST WITH OPERATION DEPTH (+/- 10%):

FORWARD                   750 kg
REVERSE                   750 kg
LATERAL                   750 kg
VERTICAL                  350 kg (up), 360 kg (down)

WITH 2 X 75 HP JETTER SKID HYDRAULICS ALSO APPLIED TO THRUSTERS, DEPTH >30 MSW, MAXIMUM THRUST WITH OPERATING DEPTH (+/- 10%):

FORWARD                   1,100 kg
REVERSE                   1,100 kg
LATERAL                   1,100 kg
VERTICAL                  500 kg (up), 500 kg (down)

TURNING RATE              40 degree p/s minimum
SYSTEM PAYLOAD            50 kg (110 lb) including all standard equipment
MAIN HYDRAULIC POWER      Hydraulic power unit: 100 HP electric motor, 2,300
SYSTEM                    VAC, 3-phase, 60 Hz, approx. 3,450 RPM, for a total of
                          45 GPM (US) at 3,300 psi
PROPULSION SYSTEM         Seven hydraulic thrusters: Four horizontal, Three
                          vertical
DEPTH CONTROL             Automatic to +/- 10 cm over entire system depth range
POWER SOURCE              2,400 VAC, 3-phase, 60 Hz supply to vehicle from
                          surface power transformer unit, 1,200 VAC, single
                          phase, 6 KVA for instrumentation and light power; 5
                          KVA, 240/120 VAC for console power; 30 KVA, 480 VAC
                          for van power.
ALTIMETER                 Mesotech 807 Altimeter
SENSORS    HEADING        Humphrey directional GYRO with fluxgate north seeking
                          system and heading rate sensor.
           DEPTH          High accuracy sensor, Paroscientific Digiquartz
           PITCH/ROLL     Inclinometer

                                                                      SCHEDULE P
                                                          Issue I (page 1 of 13)
                                                                October 1st 1995

                         ROV STANDING CHARGE ALLOCATION

I. The ROV Standing Charge will be allocated to each Scheduled Cable in accordance with the ROV cost allocation formula which is defined as follows:

      ROV Accounting Units ("RAUs") = L1 + 0.5L2 + 4B

      where:

      o     L1 = Unburied cable length in water depths between 0-1000 metres.

      o     L2 = Unburied cable length in water depths between 1000-2000 metres.

      o     B = Total buried cable length.

2.    L1, L2, and B, above, will be adjusted according to the following rules:

      (i) Where a Scheduled Cable or part of a Scheduled Cable is 2,000 nautical miles or more from the base port of the Cableship in its Normal Operating Zone, for the purposes of allocating ROV Standing Charges, the amount of the Scheduled Cable beyond 2,000 nautical miles shall be considered half its actual length, and this added to the cable length within 2,000 nautical miles shall be used in calculating L1, L2, and B.

      (ii) For Scheduled Cables that carry wholly or partially domestic traffic, the following formula shall apply for RAU calculation purposes:

            Z=Y/2 x X

            Where:

      o X = Chargeable Sheath Mileage of a Scheduled Cable between landing points (after adjustment calculated in accordance with para 2(i) above.

      o Y = The ratio of domestic circuits to all used circuits carried on the Scheduled Cable.

      o     Z = The discounted section of the Scheduled Cable.

            X - Z is the cable length to be used in the calculation of L1, L2, and B for determining the allocation of ROV Standing Charges.

3. The attached tables, 'ROV Cost Allocation to Scheduled Cables', shows the ROV Standing Charge allocation to each Scheduled Cable calculated on the basis of (1) and (2) above, and the billing and liability for payment parties for each Scheduled Cable. These tables will be amended as necessary from time to time.

-----------------------------------------------------------------------------------

                              ROV COST ALLOCATION TO SCHEDULED CABLES

-----------------------------------------------------------------------------------
                                         E          L1                       L2
                                    Chargeable   Unburied   Chargeable    Unburied
                    Total Sheath      Sheath      Length        L1         Length
   Cable System     Mileage (NM)   Mileage (NM)  0-1000m       (NM)      1OOO-2000m
-----------------------------------------------------------------------------------
SEA-ME-WE 'A'            342            342       342.00      342.00         0.00
SEA-ME-WE 'B'           1420           1420       210.00      210.00       210.00
SEA-ME-WE 'C'*          2336           1410       126.00       72.00       144.00
SIN-HON-TAI 'A'         1617           1617       650.40      650.40       236.10
SIN-HON-TAI 'B'          728            728       270.50      270.50        45.40
A-I-S 'A'*              1850           1122        71.00       43.06        52.00
A-I-S 'B'                539            539       532.90      532.90         0.00
IOCOM                   1349           1349       319.64      319.64       148.70
HJK                     1082           1082       114.90      114.90        92.11
HONTAI 2                 395            395        98.70       98.70         1.80
-----------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                               SCHEDULE P                                 Page 2 of 13
                                                Issue 14
                                              Effective Date                                 01-Apr-98
-------------------------------------------------------------------------------------------------------
                                                                   ROV
                       Chargeable       B                      Accounting
                           L2         Buried   Chargeable B       Units        Cost Allocation to each
   Cable System           (NM)        Length      (NM)           (RAU's)         Scheduled Cables (%)
-------------------------------------------------------------------------------------------------------
SEA-ME-WE 'A'              0.00         0.00          0.00        342.00                0.902
SEA-ME-WE 'B'            156.00         0.00          0.00        288.00                0.759
SEA-ME-WE 'C'*            78.00         0.00          0.00        111.00                0.293
SIN-HON-TAI 'A'          236.10       110.50        110.50       1210.45                3.192
SIN-HON-TAI 'B'           45.40       120.10        120.10        773.60                2.040
A-I-S 'A'*                31.54         0.00          0.00         58.83                0.155
A-I-S 'B'                  0.00         0.00          0.00        532.90                1.405
IOCOM                    148.70        82.90         82.90        725.59                1.913
HJK                       92.11        30.40         30.40        282.56                0.745
HONTAI 2                   1.80       159.20        159.20        736.40                1.942
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

                                           ROV COST ALLOCATION TO SCHEDULED CABLES

--------------------------------------------------------------------------------------------
                                                 E          L1                       L2
                                            Chargeable   Unburied   Chargeable    Unburied
                            Total Sheath      Sheath      Length        L1         Length
   Cable System             Mileage (NM)   Mileage (NM)   0-1000m      (NM)      1OOO-2000m
--------------------------------------------------------------------------------------------
KUANTAN-KOTAKINABALU*            803            502        244.70      152.98        184.80
---------------------------
SURABAYA-BANJARMASIN*            209            105          8.70        4.37          0.00
---------------------------
B-S                              843            843        106.40      106.40        102.10
---------------------------
B-M-P B1                         126            126         13.50       13.80         41.15
---------------------------
B-M-P B2                          85             85         26.07       26.07          7.05
---------------------------
B-M-P B3                         607            607         30.59       30.59        252.51
---------------------------
TP 1 TAIWAN-PENGFU*               47             24          1.50        0.77          0.00
---------------------------
TM 1 TAYUAN-MATZ*                149             75          1.90        0.96          0.00
---------------------------
PK 1 PENFU-KINMEN*                80             40          1.90        0.95          0.00
---------------------------
APC SEG B1 (S-B1)                102            102         90.35       90.35          0.00
---------------------------
APC Seg B2 (K-B1)                160            160          0.00        0.00          0.00
---------------------------
APC Seg B3 (B1-2)               1290           1290        396.75      396.75        190.67
---------------------------
APC Seg B4 (H-B2)                225            225          8.86        8.86         39.94
---------------------------
APC Seg B5 (B2-3)                717            717          0.00        0.00         73.01
---------------------------
APC Seg B6 (T-B3)                196            196         96.98       96.98          4.18
---------------------------
APC Seg B7 (B3-N)                236            236          0.00        0.00         97.48
---------------------------
SEA-ME-WE 2 (SEG 1)              555            555        528.00      528.00          0.00
---------------------------
SEA-ME-WE 2 (SEG 2.1)           2037           2037        130.00      130.00         38.00
---------------------------
SEA-ME-WE 2 (SEG 2.2)             31             31         18.00       18.00         14.00
---------------------------
SEA-ME-WE 2 (SEG 2.3)*           842            647          0.00        0.00        130.00
---------------------------
SEA-ME-WE 2 (SEG 2.4)*           405            203         28.00       14.00         12.00
---------------------------
SEA-ME-WE 2 (SEC 2.5)*          1564            782        102.00       51.00        310.0O
---------------------------
MALAYSIA DOM SOUTH*             1271            636         72.96       36.51        284.64
---------------------------
MALAYSIA DOM NORTH*              957            479         30.94       15.47        259.16
---------------------------
TVH B1 Thailand-BU               664            664         56.85       56.85          0.00
---------------------------
TVH B2 Vietnam-BU                109            109          5.86        5.86          0.00
---------------------------
TVH B3 Hing Kong-BU             1038           1038         19.17       19.17        190.26
--------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                     SCHEDULE P                               Page 3 of 13
                                                      Issue 14
                                                   Effective Date                                01-Apr-98
-----------------------------------------------------------------------------------------------------------
                                                                       ROV
                             Chargeable       B                    Accounting
                                 L2         Buried   Chargeable B     Units        Cost Allocation to each
   Cable System                 (NM)        Length      (NM)         (RAU's)         Scheduled Cables (%)
-----------------------------------------------------------------------------------------------------------
KUANTAN-KOTAKINABALU*            115.53      288.07        180.09      931.11              2.455
---------------------------
SURABAYA-BANJARMASIN*              0.00      200.30        100.63      406.89              1.073
---------------------------
B-S                              102.10      567.20        567.20     2426.25              6.397
---------------------------
B-M-P B1                          41.15       49.64         49.64      232.94              0.614
---------------------------
B-M-P B2                           7.05       45.45         45.45      211.40              0.557
---------------------------
B-M-P B3                         252.51       19.52         19.52      234.93              0.619
---------------------------
TP 1 TAIWAN-PENGFU*                0.00       45.50         23.23       93.69              0.247
---------------------------
TM 1 TAYUAN-MATZ*                  0.00      147.10         74.04      297.12              0.783
---------------------------
PK 1 PENFU-KINMEN*                 0.00       78.10         39.05      157.15              0.414
---------------------------
APC SEG B1 (S-B1)                  0.00        5.35          5.35      111.75              0.295
---------------------------
APC Seg B2 (K-B1)                  0.00      158.17        158.17      632.68              1.668
---------------------------
APC Seg B3 (B1-2)                190.67        0.00          0.00      492.09              1.297
---------------------------
APC Seg B4 (H-B2)                 39.94      141.65        141.65      595.43              1.570
---------------------------
APC Seg B5 (B2-3)                 73.01        0.00          0.00       36.51              0.096
---------------------------
APC Seg B6 (T-B3)                  4.18        0.00          0.00       99.07              0.261
---------------------------
APC Seg B7 (B3-N)                 97.48        0.00          0.00       48.74              0.129
---------------------------
SEA-ME-WE 2 (SEG 1)                0.00       28.00         28.00      640.00              1.687
---------------------------
SEA-ME-WE 2 (SEG 2.1)             38.00       12.00         12.00      197.00              0.519
---------------------------
SEA-ME-WE 2 (SEG 2.2)             14.00        0.00          0.00       25.00              0.066
---------------------------
SEA-ME-WE 2 (SEG 2.3)*           115.00        0.00          0.00       57.50              0.152
---------------------------
SEA-ME-WE 2 (SEG 2.4)*             6.00      115.00         57.50      247.00              0.651
---------------------------
SEA-ME-WE 2 (SEC 2.5)*           155.00        0.00          0.00      128.50              0.339
---------------------------
MALAYSIA DOM SOUTH*              142.43     1013.93        507.36     2137.17              5.635
---------------------------
MALAYSIA DOM NORTH*              129.58      681.34        340.67     1442.94              3.805
---------------------------
TVH B1 Thailand-BU                 0.00      582.62        582.62     2387.33              6.295
---------------------------
TVH B2 Vietnam-BU                  0.00      103.32        103.32      419.14              1.105
---------------------------
TVH B3 Hing Kong-BU              190.26      261.28        261.28     1159.42              3.057
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

               ROV COST ALLOCATION TO SCHEDULED CABLES

------------------------------------------------------------------------------------------------
                                                     E           L1                       L2
                                                Chargeable    Unburied   Chargeable    Unburied
                                Total Sheath      Sheath       Length        L1         Length
   Cable System                 Mileage (NM)   Mileage (NM)    0-1000m      (NM)      1OOO-2000m
------------------------------------------------------------------------------------------------
APCN Seg. B3                         304.00          304.00       0.00         0.00       126.12
-------------------------------
APCN Seg. B4                         180.75          180.75      42.64        42.64         0.00
-------------------------------
APCN Seg. B17                        600.44          600.44     244.08       244.08        15.60
-------------------------------
APCN Seg. B5                         686.00          686.00      72.36        72.36        62.64
-------------------------------
APCN Seg. B6                         352.00          352.00      10.34        10.34        12.67
-------------------------------
APCN Seg. B7                          41.00           41.00       0.00         0.00         0.00
-------------------------------
APCN Seg. B8                         389.00          389.00      30.91        30.91        38.03
-------------------------------
APCN Seg. B9                        1295.00         1295.00      12.19        12.19       230.81
-------------------------------
APCN Seg. B10                         50.00           50.00       1.04         1.04         0.00
-------------------------------
APCN Seg. B11                         75.00           75.00       8.81         8.81         0.00
-------------------------------
APCN Seg. B12                        703.31          703.31      24.52        24.52         0.00
-------------------------------
APCN Seg. B13                         52.24           52.24       1.99         1.99         0.00
-------------------------------
APCN Seg. B14                        106.79          106.79       7.26         7.26         0.00
-------------------------------
APCN Seg. B15                         69.29           69.29      12.84        12.84         0.00
-------------------------------
APCN Seg. B16                        490.27          490.27      20.62        20.62         0.00
-------------------------------
JASURAUS (APCN-A)                   1509.00         1509.00       0.00         0.00        28.00
-------------------------------
JAKARTA-SURABAYA*                    385.40          192.70       0.00         0.00         0.00
-------------------------------
FLAG S7 (Mumbai-BU4)                1386.00         1386.00       1.00         1.00       181.00
-------------------------------
FLAG SD (BU4-Penang)                 123.60          123.60      11.00        11.00         0.00
-------------------------------
FLAG S8 (BU4-Satun)                   60.40           60.40       6.00         6.00         0.00
-------------------------------
FLAG S9 (Songkhla-Hong Kong)        1595.50         1595.50      99.00        99.00        83.00
-------------------------------
FLAG S10 (Hong Kong-BU5)             915.00          915.00      47.00        47.00        38.00
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

* Discounted in accordance with Schedule D2 Pages 1-4
 ROV Accounting Units (RAUs)=L1+0.5L2+4B                                        Excluded MT & PS
------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                         SCHEDULE P                               Page 4 of 13
                                                          Issue 14
                                                        Effective Date                               01-Apr-98
----------------------------------------------------------------------------------------------------------------
                                                                            ROV
                                  Chargeable       B                    Accounting
                                      L2         Buried   Chargeable B     Units        Cost Allocation to each
   Cable System                      (NM)        Length      (NM)         (RAUs)         Scheduled Cables (%)
----------------------------------------------------------------------------------------------------------------
APCN Seg. B3                         126.12        0.00        0.00         63.06              0.166
-------------------------------
APCN Seg. B4                           0.00        4.49        4.49         60.60              0.160
-------------------------------
APCN Seg. B17                         15.60      190.63      190.63       1014.40              2.675
-------------------------------
APCN Seg. B5                          62.64       19.02       19.02        179.76              0.474
-------------------------------
APCN Seg. B6                          12.67       12.70       12.70         67.48              0.178
-------------------------------
APCN Seg. B7                           0.00        0.00        0.00          0.00              0.000
-------------------------------
APCN Seg. B8                          38.03      176.59      176.59        756.29              1.994
-------------------------------
APCN Seg. B9                         230.81      397.66      397.66       1718.24              4.530
-------------------------------
APCN Seg. B10                          0.00       48.83       48.83        196.36              0.518
-------------------------------
APCN Seg. B11                          0.00       66.45       66.45        274.61              0.724
-------------------------------
APCN Seg. B12                          0.00      678.78      678.78       2739.64              7.224
-------------------------------
APCN Seg. B13                          0.00       50.26       50.26        203.03              0.535
-------------------------------
APCN Seg. B14                          0.00       99.54       99.54        405.42              1.069
-------------------------------
APCN Seg. B15                          0.00       56.46       56.46        238.68              0.629
-------------------------------
APCN Seg. B16                          0.00      469.65      469.65       1899.22              5.008
-------------------------------
JASURAUS (APCN-A)                     28.00      317.00      317.00       1282.00              3.380
-------------------------------
JAKARTA-SURABAYA*                      0.00      385.40      192.70        770.80              2.032
-------------------------------
FLAG S7 (Mumbai-BU4)                 181.00      193.00      193.00        863.50              2.277
-------------------------------
FLAG SD (BU4-Penang)                   0.00      113.00      113.00        463.00              1.221
-------------------------------
FLAG S8 (BU4-Satun)                    0.00       55.00       55.00        226.00              0.596
-------------------------------
FLAG S9 (Songkhla-Hong Kong)          83.00      668.00      668.00       2812.50              7.416
-------------------------------
FLAG S10 (Hong Kong-BU5)              38.00      179.00      179.00        782.00              2.062
----------------------------------------------------------------------------------------------------------------
                                                         TOTAL RAUS      37926.67             100.000
----------------------------------------------------------------------------------------------------------------

* Discounted in accordance with Schedule D2 Pages 1-4
 ROV Accounting Units (RAUs)=L1+0.5L2+4B                                        Excluded MT & PS
----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

                                                                                  ROV COST ALLOCATION TO SCHEDULED CABLES

-----------------------------------------------------------------------------------------------------------------------------
                                   Allocation
                                     to each
                       Total        Scheduled    SING            INDO
 Cable System          RAUs         Cable (%)     TEL     TM      SAT    CAT    SLT    VSNL    OPT    HKT1     ETPI     KDD
-----------------------------------------------------------------------------------------------------------------------------
SEA-ME-WE 'A'         342.00          0.902      0.451           0.451
SEA-ME-WE 'B'         288.00          0.759                      0.379         0.380
SEA-ME-WE 'C'         111.00          0.293                                    0.146           0.147
SIN-HON-TAI 'A'      1210.45          3.192      1.596                                                1.596
SIN-HON-TAI 'B'       773.60          2.040                                                           1.020
A-I-S 'A'              58.83          0.155                      0.08
A-I-S 'B'             532.90          1.405      0.703           0.702
IOCOM                 725.59          1.913              0.957                         0.956
HJK                   282.56          0.745                                                           0.373             0.372
HONTAI 2              736.40          1.942                                                           0.971
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                           SCHEDULE P                                Page 5 of 13
                                           Issue 14
                                           Effective Date                               01-Apr-98
-------------------------------------------------------------------------------------------------


                          TELS                         PT
 Cable System             TRN        JTB       PLDT    TEL    IDC    VNPT    KT     FLAG    TOTAL
-------------------------------------------------------------------------------------------------
SEA-ME-WE 'A'                                                                               0.902
SEA-ME-WE 'B'                                                                               0.759
SEA-ME-WE 'C'                                                                               0.293
SIN-HON-TAI 'A'                                                                             3.192
SIN-HON-TAI 'B'                                                                             2.040
A-I-S 'A'                0.078                                                              0.155
A-I-S 'B'                                                                                   1.405
IOCOM                                                                                       1.913
HJK                                                                                         0.745
HONTAI 2                                                                                    1.942
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

                                                             ROV COST ALLOCATION TO SCHEDULED CABLES
                                                                       Liability For Payment
-------------------------------------------------------------------------------------------------------------------------------
                                         Allocation
                                           to each
                                          Scheduled     SING              INDO
 Cable System             Total  RAUs     Cable (%)      TEL      TM      SAT     CAT      SLT    VSNL    OPT      HKT1    ETPI
-------------------------------------------------------------------------------------------------------------------------------
KUANTAN-KK                  931.11          2.455                2.455
SURABAYA-BANJ               406.89          1.073
B-S                        2426.25          6.397       3.198
B-M-P B1                    232.94          0.614                0.204
B-M-P B2                    211.40          0.557                0.186
B-M-P B3                    234.93          0.619                0.206
TP 1                         93.69          0.247
TM 1                        297.12          0.783
PK 1                        157.15          0.414
APC B1 (S-B1)               111.75          0.295       0.050    0.049                                             0.049
APC B2 (K-B1)               632.68          1.668       0.278    0.278                                             0.278
APC B3 (B1-2)               492.09          1.297       0.216    0.217                                             0.216
APC B4 (H-B2)               595.43          1.570       0.261    0.261                                             0.262
APC B5 (B2-3)                36.51          0.096       0.016    0.016                                             0.016
APC B6 (T-B3)                99.07          0.261       0.044    0.044                                             0.044
APC B7 (B3-N)                48.74          0.129       0.021    0.021                                             0.021
SEA-ME-WE 2 (S1)            640.00          1.687       0.338             0.338           0.337   0.337   0.337
SEA-ME-WE 2 (2.1)           197.00          0.519       0.103             0.104           0.104   0.104   0.104
SEA-ME-WE 2 (2.2)            25.00          0.066       0.014             0.013           0.013   0.013   0.013
SEA-ME-WE 2 (2.3)            57.50          0.152       0.030             0.030           0.030   0.031   0.031
SEA-ME-WE 2 (2.4)           247.00          0.651       0.131             0.130           0.130   0.130   0.130
SEA-ME-WE 2 (2.5)           128.50          0.339       0.067             0.068           0.068   0.068   0.068
M'SIA DOM SOUTH            2137.17          5.635                5.635
M'SIA DOM NORTH            1442.94          3.805                3.805
TVH B1 (T-BU)              2387.33          6.295                                 6.295
TVH B2 (V-BU)               419.14          1.105
TVH B3 (HK-BU)             1159.42          3.057                                                                  3.057
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                  SCHEDULE P                                   Page 6 of 13
                                                                  Issue 14
                                                                  Effective Date                                  01-Apr-98
---------------------------------------------------------------------------------------------------------------------------


                                              TELS                         PT
 Cable System              KDD      ITDC      TRA        JTB       PLDT    TEL    IDC       VNPT       KT     FLAG    TOTAL
---------------------------------------------------------------------------------------------------------------------------
KUANTAN-KK                                                                                                            2.455
SURABAYA-BANJ                                                              1.073                                      1.073
B-S                                                      3.199                                                        6.397
B-M-P B1                                                 0.205     0.205                                              0.614
B-M-P B2                                                 0.186     0.185                                              0.557
B-M-P B3                                                 0.206     0.207                                              0.619
TP 1                                0.247                                                                             0.247
TM 1                                0.783                                                                             0.783
PK 1                                0.414                                                                             0.414
APC B1 (S-B1)             0.490     0.049                                         0.049                               0.295
APC B2 (K-B1)             0.278     0.278                                         0.278                               1.668
APC B3 (B1-2)             0.216     0.216                                         0.216                               1.297
APC B4 (H-B2)             0.262     0.262                                         0.262                               1.570
APC B5 (B2-3)             0.016     0.016                                         0.016                               0.096
APC B6 (T-B3)             0.043     0.043                                         0.043                               0.261
APC B7 (B3-N)             0.022     0.022                                         0.022                               0.129
SEA-ME-WE 2 (S1)                                                                                                      1.687
SEA-ME-WE 2 (2.1)                                                                                                     0.519
SEA-ME-WE 2 (2.2)                                                                                                     0.066
SEA-ME-WE 2 (2.3)                                                                                                     0.152
SEA-ME-WE 2 (2.4)                                                                                                     0.651
SEA-ME-WE 2 (2.5)                                                                                                     0.339
M'SIA DOM SOUTH                                                                                                       5.635
M'SIA DOM NORTH                                                                                                       3.805
TVH B1 (T-BU)                                                                                                         6.295
TVH B2 (V-BU)                                                                                                         1.105
TVH B3 (HK-BU)                                                                              1.105                     3.057
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

                                                                                  ROV COST ALLOCATION TO SCHEDULED CABLES
                                                                                           Liability For Payment
----------------------------------------------------------------------------------------------------------------------------
                                         Allocation
                                           to each
                             Total        Scheduled     SING             INDO
 Cable System                RAUs         Cable (%)     TEL      TM      SAT    CAT    SLT    VSNL    OPT    HKT1     ETPI
----------------------------------------------------------------------------------------------------------------------------
APCN Seg. B3                 63.06         0.166       0.018    0.018    0.018  0.018                        0.018
APCN Seg. B4                 60.60         0.160       0.018    0.018    0.018  0.018                        0.018
APCN Seg. B17             1,014.40         2.675       0.297    0.298    0.298  0.297                        0.297
APCN Ses. B5                179.76         0.474       0.052    0.052    0.052  0.053                        0.053
APCN Seg. B6                 67.48         0.178       0.020    0.020    0.020  0.020                        0.020
APCN Seg. B7                  0.00         0.000       0.000    0.000    0.000  0.000                        0.000
APCN Seg. B8                756.29         1.994       0.221    0.221    0.221  0.221                        0.222
APCN Seg. B9              1,718.24         4.530       0.503    0.503    0.503  0.504                        0.504
APCN Seg. B10               196.36         0.518       0.057    0.057    0.057  0.057                        0.058
APCN Seg. B11               274.61         0.724       0.081    0.081    0.081  0.081                        0.080
APCN Seg. B12             2,739.64         7.224       0.802    0.802    0.802  0.803                        0.803
APCN Seg. B13               203.03         0.535       0.060    0.06     0.06   0.060                        0.059
APCN Seg. B14               405.42         1.069       0.118    0.118    0.119  0.119                        0.119
APCN Seg. B15               238.68         0.629       0.070    0.070    0.070  0.070                        0.069
APCN Seg. B16             1,899.22         5.008       0.556    0.556    0.556  0.556                        0.556
JASURAUS (APCN-A)         1,282.00         3.380                         1.690
JAKARTA-SURABAYA            770.80         2.032                         2.032
FLAG S7 (Mumbai-BU4)        863.50         2.277
FLAG SD (BU4-Penang)        463.00         1.221
FLAG S8 (BU4-Satun)         226.00         0.596
FLAG S9 (Songkhla-HK)      2812.50         7.416
FLAG SIO (HK-BU5)           782.00         2.062
----------------------------------------------------------------------------------------------------------------------------
TOTAL                     37926.67        100.00      10.390   17.208    8.889  9.172  1.208  1.639  0.830  10.779     0.000
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                  SCHEDULE P                                    Page 7 of 13
                                                                  Issue 14
                                                                  Effective Date                                   01-Apr-98
----------------------------------------------------------------------------------------------------------------------------


                                                TELS                         PT
 Cable System               KDD       ITDC      TRA        JTB       PLDT    TEL    IDC    VNPT    KT        FLAG      TOTAL
----------------------------------------------------------------------------------------------------------------------------
APCN Seg. B3               0.019      0.019                          0.019                        0.019                1.166
APCN Seg. B4               0.018      0.018                          0.017                        0.017                0.160
APCN Seg. B17              0.297      0.297                          0.297                        0.297                2.675
APCN Ses. B5               0.053      0.053                          0.053                        0.053                0.474
APCN Seg. B6               0.020      0.020                          0.019                        0.019                0.178
APCN Seg. B7               0.000      0.000                          0.000                        0.000                0.000
APCN Seg. B8               0.222      0.222                          0.222                        0.222                1.994
APCN Seg. B9               0.504      0.503                          0.503                        0.503                4.530
APCN Seg. B10              0.058      0.058                          0.058                        0.058                0.518
APCN Seg. B11              0.080      0.080                          0.080                        0.080                0.724
APCN Seg. B12              0.803      0.803                          0.803                        0.803                7.224
APCN Seg. B13              0.059      0.059                          0.059                        0.059                0.535
APCN Seg. B14              0.119      0.119                          0.119                        0.119                1.069
APCN Seg. B15              0.070      0.070                          0.070                        0.070                0.629
APCN Seg. B16              0.557      0.557                          0.557                        0.557                5.008
JASURAUS (APCN-A)                               1.690                                                                  3.380
JAKARTA-SURABAYA                                                                                                       2.032
FLAG S7 (Mumbai-BU4)                                                                                         2.277     2.277
FLAG SD (BU4-Penang)                                                                                         1.221     1.221
FLAG S8 (BU4-Satun)                                                                                          0.596     0.596
FLAG S9 (Songkhla-HK)                                                                                        7.416     7.416
FLAG SIO (HK-BU5)                                                                                            2.062     2.062
----------------------------------------------------------------------------------------------------------------------------
TOTAL                      4.137      7.199     1.768      3.796     3.473  1.073   0.886  1.105  2.876     13.572   100.000
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

                                           ROV COST ALLOCATION TO SCHEDULED CABLES
                                            Billing Parties (CWM Operated Facities)
-----------------------------------------------------------------------------------------------------------------------------
                                   Allocation
                                     to each
                       Total        Scheduled    SING            INDO
 Cable System          RAUs         Cable (%)     TEL     TM      SAT    CAT    SLT    VSNL    OPT    HKT1     ETPI     KDD
-----------------------------------------------------------------------------------------------------------------------------
SEA-ME-WE 'A'         342.00          0.902
SEA-ME-WE 'B'         288.00          0.759
SEA-ME-WE 'C'         111.00          0.293
SIN-HON-TAI 'A'      1210.45          3.192                                                           3.192
SIN-HON-TAI 'B'       773.60          2.040                                                           2.040
A-I-S 'A'              58.83          0.155                      0.077
A-I-S 'B'             532.90          1.405      0.703           0.702
IOCOM                 725.59          1.913              0.913                         0.956
HJK                   282.56          0.745                                                           0.745
HONTAI 2              736.40          1.942                                                           1.942
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                           SCHEDULE P                                         Page 8 of 13
                                           Issue 14
                                           Effective Date                                        01-Apr-98
----------------------------------------------------------------------------------------------------------------


                                TELS                         PT                    SMW
 Cable System        ITDC       TRA        JTB       PLDT    TEL    IDC    VNPT    CBP      KT     FLAG    TOTAL
----------------------------------------------------------------------------------------------------------------
SEA-ME-WE 'A'                                                                      0.902                   0.902
SEA-ME-WE 'B'                                                                      0.759                   0.759
SEA-ME-WE 'C'                                                                      0.293                   0.293
SIN-HON-TAI 'A'                                                                                            3.192
SIN-HON-TAI 'B'                                                                                            2.040
A-I-S 'A'                      0.078                                                                       0.155
A-I-S 'B'                                                                                                  1.405
IOCOM                                                                                                      1.913
HJK                                                                                                        0.745
HONTAI 2                                                                                                   1.942
----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

                                                             ROV COST ALLOCATION TO SCHEDULED CABLES
                                                            Billing Parties (CWM Operated Facilities)
-------------------------------------------------------------------------------------------------------------------------------
                                         Allocation
                                           to each
                                          Scheduled     SING              INDO
 Cable System             Total  RAUs     Cable (%)      TEL      TM      SAT    CAT      SLT    VSNL     OPT     HKT1     ETPI
-------------------------------------------------------------------------------------------------------------------------------
KUANTAN-KK                  931.11          2.455                2.455
SURABAYA-BANJ               406.89          1.073
B-S                        2426.25          6.397
B-M-P B1                    232.94          0.614                0.204
B-M-P B2                    211.40          0.557                0.186
B-M-P B3                    234.93          0.619                0.206
TP 1                         93.69          0.247
TM 1                        297.12          0.783
PK 1                        157.15          0.414
APC B1 (S-B1)               111.75          0.295                                                                  0.295
APC B2 (K-B1)               632.68          1.668                                                                  1.668
APC B3 (B1-2)               492.09          1.297                                                                  1.297
APC B4 (H-B2)               595.43          1.570                                                                  1.570
APC B5 (B2-3)                36.51          0.096                                                                  0.096
APC B6 (T-B3)                99.07          0.261                                                                  0.261
APC B7 (B3-N)                48.74          0.129                                                                  0.129
SEA-ME-WE 2 (S1)            640.00          1.687
SEA-ME-WE 2 (2.1)           197.00          0.519
SEA-ME-WE 2 (2.2)            25.00          0.066
SEA-ME-WE 2 (2.3)            57.50          0.152

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                  SCHEDULE P                                       Page 9 of 13
                                                                  Issue 14
                                                                  Effective Date                                      01-Apr-98
-------------------------------------------------------------------------------------------------------------------------------


                                              TELS                         PT                       SMW
 Cable System              KDD      ITDC      TRA        JTB       PLDT    TEL    IDC       VNPT    CBP    KT     FLAG    TOTAL
-------------------------------------------------------------------------------------------------------------------------------
KUANTAN-KK                                                                                                                2.455
SURABAYA-BANJ                                                              1.073                                          1.073
B-S                                                      3.199                                                            6.397
B-M-P B1                                                 0.205     0.205                                                  0.614
B-M-P B2                                                 0.186     0.185                                                  0.557
B-M-P B3                                                 0.206     0.207                                                  0.619
TP 1                                0.247                                                                                 0.247
TM 1                                0.783                                                                                 0.783
PK 1                                0.414                                                                                 0.414
APC B1 (S-B1)                                                                                                             0.295
APC B2 (K-B1)                                                                                                             1.668
APC B3 (B1-2)                                                                                                             1.297
APC B4 (H-B2)                                                                                                             1.570
APC B5 (B2-3)                                                                                                             0.096
APC B6 (T-B3)                                                                                                             0.261
APC B7 (B3-N)                                                                                                             0.129
SEA-ME-WE 2 (S1)                                                                                    1.687                 1.687
SEA-ME-WE 2 (2.1)                                                                                   0.519                 0.519
SEA-ME-WE 2 (2.2)                                                                                   0.066                 0.066
SEA-ME-WE 2 (2.3)                                                                                   0.152                 0.152

-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

                                                                ROV COST ALLOCATION TO SCHEDULED CABLES
                                                                  Billing Parties (CWM Operated Facilities)
----------------------------------------------------------------------------------------------------------------------------
                                         Allocation
                                           to each
                             Total        Scheduled     SING             INDO
 Cable System                RAUs         Cable (%)     TEL      TM      SAT    CAT    SLT    VSNL    OPT    HKT1     ETPI
----------------------------------------------------------------------------------------------------------------------------
APCN Seg. B3                 63.06         0.166                                                             0.166
APCN Seg. B4                 60.60         0.160                                                             0.160
APCN Seg. B17             1,014.40         2.675                                                             2.675
APCN Ses. B5                179.76         0.474                                                             0.474
APCN Seg. B6                 67.48         0.178                                                             0.178
APCN Seg. B7                  0.00         0.000                                                             0.000
APCN Seg. B8                756.29         1.994                                                             1.994
APCN Seg. B9              1,718.24         4.530                                                             4.530
APCN Seg. B10               196.36         0.518                                                             0.518
APCN Seg. B11               274.61         0.724                                                             0.724
APCN Seg. B12             2,739.64         7.224                                                             7.224
APCN Seg. B13               203.03         0.535                                                             0.535
APCN Seg. B14               405.42         1.069                                                             1.069
APCN Seg. B15               238.68         0.629                                                             0.629
APCN Seg. B16             1,899.22         5.008                                                             5.008
JASURAUS (APCN-A)         1,282.00         3.380                         1.690
JAKARTA-SURABAYA            770.80         2.032                         2.032
FLAG S7 (Mumbai-BU4)        863.50         2.277
FLAG SD (BU4-Penang)        463.00         1.221
FLAG S8 (BU4-Satun)         226.00         0.596
FLAG S9 (Songkhla-HK)     2,812.50         7.416
FLAG S1O (HK-BU5)           782.00         2.062
----------------------------------------------------------------------------------------------------------------------------
TOTAL                     37926.67        100.000      3.901   14.404    4.501  6.295  0.000  0.000  0.000  42.176     0.000
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                  SCHEDULE P                                         Page 10 of 13
                                                                  Issue 14
                                                                  Effective Date                                         01-Apr-98
----------------------------------------------------------------------------------------------------------------------------------


                                                TELS                         PT                     SMW
 Cable System               KDD       ITDC      TRA        JTB       PLDT    TEL    IDC    VNPT     CBP      KT    FLAG      TOTAL
----------------------------------------------------------------------------------------------------------------------------------
APCN Seg. B3                                                                                                                 1.166
APCN Seg. B4                                                                                                                 0.160
APCN Seg. B17                                                                                                                2.675
APCN Ses. B5                                                                                                                 0.474
APCN Seg. B6                                                                                                                 0.178
APCN Seg. B7                                                                                                                 0.000
APCN Seg. B8                                                                                                                 1.994
APCN Seg. B9                                                                                                                 4.530
APCN Seg. B10                                                                                                                0.518
APCN Seg. B11                                                                                                                0.724
APCN Seg. B12                                                                                                                7.224
APCN Seg. B13                                                                                                                0.535
APCN Seg. B14                                                                                                                1.069
APCN Seg. B15                                                                                                                0.629
APCN Seg. B16                                                                                                                5.008
JASURAUS (APCN-A)                               1.690                                                                        3.380
JAKARTA-SURABAYA                                                                                                             2.032
FLAG S7 (Mumbai-0U4)                                                                                               2.277     2.277
FLAG SD (BU4-Penang)                                                                                               1.221     1.221
FLAG S8 (BU4-Satun)                                                                                                0.596     0.596
FLAG S9 (Songkhla-HK)                                                                                              7.416     7.416
FLAG S1O (HK-BU5)                                                                                                  2.062     2.062
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                      0.000      1.444     1.768      3.796     0.597  1.073   0.000  1.105    5.368  0.000  13.573    100.000
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

                                           ROV COST ALLOCATION TO SCHEDULED CABLES
                                           Billing Parties (ACPL Operated Facities)
-----------------------------------------------------------------------------------------------------------------------------
                                   Allocation
                                     to each
                       Total        Scheduled    SING            INDO
 Cable System          RAUs         Cable (%)     TEL     TM      SAT    CAT    SLT    VSNL    OPT    HKT1     ETPI     KDD
-----------------------------------------------------------------------------------------------------------------------------
SEA-ME-WE 'A'         342.00          0.902
SEA-ME-WE 'B'         288.00          0.759
SEA-ME-WE 'C'         111.00          0.293
SIN-HON-TAI 'A'      1210.45          3.192                                                           3.192
SIN-HON-TAI 'B'       773.60          2.040                                                           2.040
A-I-S 'A'              58.83          0.155                      0.077
A-I-S 'B'             532.90          1.405      0.702           0.703
IOCOM                 725.59          1.913              1.913
HJK                   282.56          0.745                                                           0.745
HONTAI 2              736.40          1.942                                                           1.942
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                 SCHEDULE P                                        Page 11 of 13
                                                 Issue 14
                                                 Effective Date                                        01-Apr-98
----------------------------------------------------------------------------------------------------------------


                                TELS                         PT                    SMW
 Cable System        ITDC       TRA        JTB       PLDT    TEL    IDC    VNPT    CBP      KT     FLAG    TOTAL
----------------------------------------------------------------------------------------------------------------
SEA-ME-WE 'A'                                                                      0.902                   0.902
SEA-ME-WE 'B'                                                                      0.759                   0.759
SEA-ME-WE 'C'                                                                      0.293                   0.293
SIN-HON-TAI 'A'                                                                                            3.192
SIN-HON-TAI 'B'                                                                                            2.040
A-I-S 'A'                      0.078                                                                       0.155
A-I-S 'B'                                                                                                  1.405
IOCOM                                                                                                      1.913
HJK                                                                                                        0.745
HONTAI 2                                                                                                   1.942
----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

                                                             ROV COST ALLOCATION TO SCHEDULED CABLES
                                                                       Liability For Payment
-------------------------------------------------------------------------------------------------------------------------------
                                         Allocation
                                           to each
                                          Scheduled     SING              INDO
 Cable System             Total  RAUs     Cable (%)      TEL      TM      SAT    CAT      SLT    VSNL     OPT     HKT1     ETPI
-------------------------------------------------------------------------------------------------------------------------------
KUANTAN-KK                  931.11          2.455                2.455
SURABAYA-BANJ               406.89          1.073
B-S                        2426.25          6.397       3.198
B-M-P B1                    232.94          0.614                0.205
B-M-P B2                    211.40          0.557                0.186
B-M-P B3                    234.93          0.619                0.206
TP 1                         93.69          0.247
TM 1                        297.12          0.783
PK 1                        157.15          0.414
APC B1 (S-B1)               111.75          0.295       0.295
APC B2 (K-B1)               632.68          1.668       1.668
APC B3 (B1-2)               492.09          1.297       1.216
APC B4 (H-B2)               595.43          1.570       0.297
APC B5 (B2-3)                36.51          0.096       1.570
APC B6 (T-B3)                99.07          0.261       0.096
APC B7 (B3-N)                48.74          0.129       0.261
SEA-ME-WE 2 (S1)            640.00          1.687       0.129
SEA-ME-WE 2 (2.1)           197.00          0.519
SEA-ME-WE 2 (2.2)            25.00          0.066
SEA-ME-WE 2 (2.3)            57.50          0.152
SEA-ME-WE 2 (2.4)           247.00          0.651
SEA-ME-WE 2 (2.5)           128.50          0.339
M'ASIA DOM SOUTH           2137.17          5.635                5.635
M'ASIA DOM NORTH           1442.94          3.805                3.805
TVH B1 (T-BU)              2387.33          6.295                                 6.295
TVH B2 (V-BU)               419.14          1.105
TVH B3 (HK-BU)             1159.42          3.057                                                                  3.057
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                  SCHEDULE P                                        Page 12 of 13
                                                                  Issue 14
                                                                  Effective Date                                        01-Apr-98
---------------------------------------------------------------------------------------------------------------------------------


                                              TELS                         PT                        SMW
 Cable System              KDD      ITDC      TRA        JTB       PLDT    TEL    IDC       VNPT     CBP     KT     FLAG    TOTAL
---------------------------------------------------------------------------------------------------------------------------------
KUANTAN-KK                                                                                                                  2.455
SURABAYA-BANJ                                                              1.073                                            1.073
B-S                                                      3.199                                                              6.397
B-M-P B1                                                 0.205     0.205                                                    0.614
B-M-P B2                                                 0.186     0.185                                                    0.557
B-M-P B3                                                 0.206     0.207                                                    0.619
TP 1                                0.247                                                                                   0.247
TM 1                                0.783                                                                                   0.783
PK 1                                0.414                                                                                   0.414
APC B1 (S-B1)                                                                                                               0.295
APC B2 (K-B1)                                                                                                               1.668
APC B3 (B1-2)                                                                                                               1.297
APC B4 (H-B2)                                                                                                               1.570
APC B5 (B2-3)                                                                                                               0.096
APC B6 (T-B3)                                                                                                               0.261
APC B7 (B3-N)                                                                                                               0.129
SEA-ME-WE 2 (S1)                                                                                      1.687                 1.687
SEA-ME-WE 2 (2.1)                                                                                     0.519                 0.519
SEA-ME-WE 2 (2.2)                                                                                     0.066                 0.066
SEA-ME-WE 2 (2.3)                                                                                     0.152                 0.152
SEA-ME-WE 2 (2.4)                                                                                     0.651                 0.651
SEA-ME-WE 2 (2.5)                                                                                     0.339                 0.339
M'ASIA DOM SOUTH                                                                                                            5.635
M'ASIA DOM NORTH                                                                                                            3.805
TVH B1 (T-BU)                                                                                                               6.295
TVH B2 (V-BU)                                                                                                               1.105
TVH B3 (HK-BU)                                                                              1.105                           3.057
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

                                                                                  ROV COST ALLOCATION TO SCHEDULED CABLES
                                                                                   Billing Parties (ACPL Operated Facities)
----------------------------------------------------------------------------------------------------------------------------
                                         Allocation
                                           to each
                             Total        Scheduled     SING             INDO
 Cable System                RAUs         Cable (%)     TEL      TM      SAT    CAT    SLT    VSNL    OPT    HKT1     ETPI
----------------------------------------------------------------------------------------------------------------------------
APCN Seg. B3                 63.06         0.166       0.166
APCN Seg. B4                 60.60         0.160       0.160
APCN Seg. B17             1,014.40         2.675       2.675
APCN Ses. B5                179.76         0.474       0.474
APCN Seg. B6                 67.48         0.178       0.178
APCN Seg. B7                  0.00         0.000       0.000
APCN Seg. B8                756.29         1.994       1.994
APCN Seg. B9              1,718.24         4.530       4.530
APCN Seg. B10               196.36         0.518       0.518
APCN Seg. B11               274.61         0.724       0.724
APCN Seg. B12             2,739.64         7.224       7.224
APCN Seg. B13               203.03         0.535       0.535
APCN Seg. B14               405.42         1.069       1.069
APCN Seg. B15               238.68         0.629       0.629
APCN Seg. B16             1,899.22         5.008       5.008
JASURAUS (APCN-A)         1,282.00         3.380                         1.690
JAKARTA-SURABAYA            770.80         2.032                         2.032
FLAG S7 (Mumbai-BU4)        863.50         2.277
FLAG SD (BU4-Penang)        463.00         1.221
FLAG S8 (BU4-Satun)         226.00         0.596
FLAG S9 (Songkhla-HK)     2,812.50         7.416
FLAG SIO (HK-BU5)           782.00         2.062
----------------------------------------------------------------------------------------------------------------------------
TOTAL                     37926.67        100.000     35.100   14.404    4.502  6.295  0.000  0.000  0.000  10.976     0.000
----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                SCHEDULE P                                             Page 13 of 13
                                                                Issue 14
                                                                Effective Date                                             01-Apr-98
------------------------------------------------------------------------------------------------------------------------------------


                                              TELS                         PT                     SMW
 Cable System              KDD      ITDC      TRA        JTB       PLDT    TEL    IDC    VNPT     CBP      KT        FLAG      TOTAL
------------------------------------------------------------------------------------------------------------------------------------
APCN Seg. B3                                                                                                                   0.166
APCN Seg. B4                                                                                                                   0.160
APCN Seg. B17                                                                                                                  2.675
APCN Ses. B5                                                                                                                   0.474
APCN Seg. B6                                                                                                                   0.178
APCN Seg. B7                                                                                                                   0.000
APCN Seg. B8                                                                                                                   1.994
APCN Seg. B9                                                                                                                   4.530
APCN Seg. B10                                                                                                                  0.518
APCN Seg. B11                                                                                                                  0.724
APCN Seg. B12                                                                                                                  7.224
APCN Seg. B13                                                                                                                  0.535
APCN Seg. B14                                                                                                                  1.069
APCN Seg. B15                                                                                                                  0.629
APCN Seg. B16                                                                                                                  5.008
JASURAUS (APCN-A)                             1.690                                                                            3.380
JAKARTA-SURABAYA                                                                                                               2.032
FLAG S7 (Mnn,bai-0U4)                                                                                                2.277     2.277
FLAG SD (BU4-Penang)                                                                                                 1.221     1.221
FLAG S8 (BU4-Satun)                                                                                                  0.596     0.596
FLAG S9 (Songkhla-HK)                                                                                                7.416     7.416
FLAG SIO (HK-BU5)                                                                                                    2.062     2.062
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     0.000     1.444     1.768      3.796     0.597  1.073   0.000  1.105   5.368    0.000     13.572   100.000
------------------------------------------------------------------------------------------------------------------------------------

                             THE FOURTH SUPPLEMENTAL

                                    AGREEMENT

                                       TO

                               THE SOUTH EAST ASIA

                                       AND

                                  INDIAN OCEAN

                           CABLE MAINTENANCE AGREEMENT

This Fourth Supplemental Agreement to The South East Asia and Indian Ocean Cable Maintenance Agreement ("SEAIOCMA") is dated this tenth day of July 1996, and is made between the following Parties:-

MAINTENANCE AUTHORITIES

THE COMMUNICATIONS AUTHORITY OF THAILAND - having its principal office at 99 Chaeng Watthana Road, Don Muang, Bangkok 10002. Thailand (herein called "CAT" which expression shall include its successors).

EASTERN TELECOMMUNICATIONS PHILIPPINES INC. - with principal offices at Telecoms Plaza, 316 Sen. Gil J. Puyat Avenue, Sacedo Village, Makati, Metro Manila, Philippines (herein called "ETPI" which expression shall include its successors).

HONG KONG TELECOM INTERNATIONAL LIMITED - having its registered office at 39th Floor, Hongkong Telecom Tower, Taikoo Place, 979 King's road, Quarry Bay, Hong Kong (herein called "HKTI" which expression shall include its successors).

INTERNATIONAL DIGITAL COMMUNICATIONS INC. - a company incorporated and existing under the laws of Japan and having its registered office at 5-20-8 Asakusabashi, Taito-ku, Tokyo, Japan, 111 (hereinafter called "IDC" which expression shall include its successors).

INTERNATIONAL TELECOMMUNICATION DEVELOPMENT CORPORATION - having its principal office at 31 Aikuo East Road, Taipei, (herein called "ITDC" which expression shall include its successors).

JABATIAN TELEKOM OF BRUNEI DARUSSALAM - having its principal office at Ministry of Communications Building, 1st Floor, Old Airport, Berakas, Bandar Seri Begawan 2051, Brunei Darussalam (herein called "JTB" which expression shall include its successors).

KOKUSAI DENSHIN DENWA CO., LTD having its principal office at No. 3-2 Nishi-Shinjuku 2 Chome, Shinjuku-ku in the city of Tokyo (herein called "KDD" which expression shall include its successors).

OFFICE DES POSTES ET TELECOMMUNICATIONS - having its registered office at Boulevard de la Republique, Dijbouti, Republique de la Djibouti (herein called "OPT" which expression shall include its successors).

PHILIPPINE LONG DISTANCE TELEPHONE COMPANY - a corporation organised and existing under the laws of the Republic of the Philippines and having its principal office at the Ramon Cojuangco Building, Makati Avenue, Makati, Metro Manila (herein called "PLDT" which expression shall include its successors).

P.T. (PERSER0) INDONESIAN SATELLITE CORPORATION - a government owned enterprise for international telecommunications of the Republic of Indonesia, having its registered office at Jalan Medan merdeka Barat 21, Jakarta 10110 (herein called "INDOSAT" which expression shall include its successors).

PT TELEKOMUNIKASI INDONESIA - having its principal office at JI, Jendral Gatot Subroto No. 52 Jakarta 12150, Indonesia (herein called "PT TELKOM" which expression shall include its successors).

SRI LANKA TELECOM - having its principal office at OTS Building, Duke Street, Colombo 1, Sri Lanka (herein called "SLT" which expression shall include its successors).

TELSTRA CORPORATION LIMITED ACN 051 775 556, (formerly called Australian and Overseas Telecommunications Corporation Limited), a company incorporated under the laws of Australia and having an office at 231 Elizabeth Street, Sydney, New South Wales, Australia, (herein called "Telstra" which expression shall include its successors).

TELEKOM MALA YSIA BERHAD - a company incorporated in Malaysia and existing under the laws of Malaysia, having its principal office at Ibupejabat Telekom Malaysia, Jalan Pantai Baharu, 59200 Kuala Lumpur, Malaysia (herein called "TM" which expression shall include its successors).

VIDESH SANCHAR NIGAM LIMITED - having its registered office at Videsh Sanchar Bhavan, Mahatma Gandhi Road, Bombay -400 001, India (herein called "VSNL" which expression shall include its successors).

VIETNAM POSTS AND TELECOMMUNICATIONS CORPORATION - having its registered office at 18 Nguyen Du Street, Hanoi, Vietnam (herein called "VNPT" which expression shall include its successors).

FACILITY PROVIDERS

ASEAN CABLESHIP PRIVATE LIMITED - having its principal office at 15 Hoe
Chiang Road, #05-01/03 Euro-Asia Centre Singapore 089316, Republic of Singapore (herein called "ACPL" which expression shall include its successors).

CABLE AND WIRELESS (MARINE) LIMITED - having its registered office at East Saxon House, 27 Duke Street, Chelmsford, Essex CM1 1HT (herein called "CWM" which expression shall include its successors).

SEMBAWANG CABLE DEPOT PTE LTD - having its registered office at 2nd Storey, Katong Submarine Cable Station, 375 Tanjong Katong Road, Singapore 1543 (herein called "SCDPL" which expression shall include its successors).

                                   WITNESSETH

WHEREAS by an agreement dated 1 June 1986 between the Maintenance Authorities and the Cableship Operators as named therein ("SEAIOCMA"), as amended by a First Supplemental Agreement dated 1 December 1986, a Second Supplemental Agreement dated 1 June 1990, and a Third Supplemental Agreement dated 17 September 1992, the Cableship Operators agreed to provide facilities and services within the Operational Zone.

WHEREAS the increasing number of buried cable systems in the Operational Zone has necessitated the introduction of submersible facilities to assist the Cableship Operators in maintaining buried cable systems.

WHEREAS the Maintenance Authorities have agreed to the enhancement of the Cableships' facilities by the inclusion of remotely operated vehicles.

WHEREAS the Cableship Operators are required to undertake jointer training and requalification of jointers, and the Maintenance Authorities have agreed to pay for the costs associated with such activities.

WHEREAS the Parties have agreed to the need to reference Schedule M in the text of SEAIOCMA.

NOW THEREFORE, the Parties agree with one another as follows:-

1.    DEFINITIONS

      Save as is herein amended, the words and/or expressions as used in the Fourth Supplemental Agreement shall have the same meanings ascribed to them as in SEAIOCMA, the First Supplemental Agreement, the Second Supplemental Agreement, and the Third Supplemental Agreement.

      Clause 1 of SEAIOCMA shall be amended as follows;

      "ROV" means the CIRRUS ROV or any new remotely operated vehicle provided by the Cableship Operators under SEAIOCMA as more fully described in Schedule N.

      "ROV Running Costs"     means the variable costs for an ROV as defined in
                              Schedule O over and above the ROV Standing Charges incurred in respect of repairs, maintenance, and other such operational circumstances as stipulated in the Agreement.

      "ROV Standing Charges" means the annual charges as allocated in Schedule P, payable to the Cableship Operators in consideration of the provision of ROVs as detailed in Clause 3 of the Fourth Supplemental Agreement.

2.    PROVISION OF ROV FACILITIES

a) In accordance with Clause 5(f) of SEAIOCMA, the Cableship Operators will provide ROVs as additional facilities under the Agreement.

b) As from 1st October 1995, CWM shall provide the CIRRUS ROV on the C.S. Cable Enterprise and thereafter on the New Vessel ("Vessel 2") after it replaces the C.S. Cable Enterprise, until such time that CIRRUS is replaced by a new ROV in accordance with Clause 2(c)(ii) of this Fourth Supplemental Agreement. The specification of the CIRRUS ROV is appended hereto as Schedule N.

c) The Cableship Operators shall procure new ROVs based on the target specification which is appended hereto as Schedule N, as follows:

      (i) A new ROV ("ROV 1") shall be procured by ACPL and installed on Vessel I (hereinafter called C.S. ASEAN Restorer) by 1st December 1995 or as soon as possible thereafter.

      (ii) A new ROV ("ROV 2") shall be procured by CWM and installed on Vessel 2 by 1st January 1999 or as soon as possible thereafter.

d) The CIRRUS ROV shall accordingly be withdrawn from SEAIOCMA as at the date of its replacement by ROV 2 as specified above and the Maintenance Authorities shall incur no further obligation or liability for the CIRRUS ROV thereafter.

(e) When each new ROV is delivered by the manufacturer to ACPL and CWM respectively, their specifications shall be incorporated as Schedule N and shall supersede the target specifications appended hereto.

3.    ROV STANDING CHARGES

(a) In consideration of the provision of ROVs on the Cableships, the Maintenance Authorities shall pay annual ROV Standing Charges in addition to the annual Fixed Standing Charges as follows:

      (i)   CIRRUS

            1995/96        (pound)824,400
            1996/97        (pound)857,700
            1997/98        (pound)891,900
            1998/99        (pound)927,000

      (ii)  ROV 1

            1995/96        Sing$2,850,000
            1996/97        Sing$2,964,000
            1997/98        Sing$3,082,750
            1998/99        Sing$3,206,250

      (iii) ROV 2

            1998/99        (pound)1,381,300
            1999/2000      (pound)1,439,250
            2000/01        (pound)1,496,250

b) It is recognized by the Parties that the ROV Standing Charges in respect of ROV 2 as detailed above are based on the current expectations of the capital cost of ROV 2 as detailed in paper 21 of SEAIOCMA Management Committee meeting 11. In the event that the actual capital cost differs from the current expectation due to a different cost being quoted from the supplier, or as a result of changes in prevailing exchange rates, CWM shall re-compute the ROV Standing Charges in respect of ROV 2, and re-submit them for approval of the Management Committee. Such approval shall not be unreasonably withheld. ROV Standing Charges re-submitted and agreed under this clause shall replace the ROV Standing Charges in respect of ROV 2 as detailed in Clause 33 (a)(iii) of the Fourth Supplemental Agreement.

c) Should an ROV be incorporated into or withdrawn from SEAIOCMA during the course of a Financial Year, the ROV Standing Charge applicable to that Financial Year shall be pro-rated accordingly.

d) The ROV Standing Charges subsequent to those indicated in Clause 3(a) of the Fourth Supplemental Agreement shall be subject to an annual increase of 4% from the previous year.

e) ROV Running Costs incurred during an operation are calculated in accordance with Schedule 0, appended hereto.

4.    BASIS OF ROV COST ALLOCATION

      The ROV Standing Charges shall be allocated to the Maintenance Authorities in proportion to each Scheduled Cable's allocated number of ROV Accounting Units as determined in accordance with the provisions of Schedule P attached to this Fourth Supplemental Agreement.

5.    OPERATION OF THE CABLESHIPS

      The following sub-clauses shall be incorporated in SEAIOCMA as new clauses 7(i) and 7(j);

      "7(1) At the inception of the Fourth Supplemental Agreement, the Cableship
            Operators undertake to commence negotiations with a suitable local company to supply additional ROV personnel during operations that require the use of an ROV. It is recognised and agreed by the Maintenance Authorities that until such arrangements are finalised, in such instances where an ROV is required, the Cableship Operators will use reasonable endeavours to put the Cableship to sea in accordance with Clause 7 of SEAIOCMA."

      "7(j) Notwithstanding sub-clause 7(i) above, in the event that an ROV is required to assist in a maintenance or repair operation, the Cableship Operators undertake to mobilise the additional ROV personnel with due dispatch."

6.    JOINTER TRAINING AND REOUALIFICATION COSTS

      The following sub-clause shall be incorporated in SEAIOCMA as new clause 19(n):

      "Any costs incurred by the Cableship Operators in respect of training and re-qualifying jointers to provide jointing services under this Agreement shall be allocated to the Scheduled Cables in proportion to their allocated number of PIOCAUs in accordance with Schedule D2 prevailing at the time that such training or re-qualification costs were incurred".

7.    BILLING, ACCOUNTING AND SETTLEMENT ARRANGEMENTS

      Clause 21(b) of SEAIOCMA shall be amended by the addition of the following text;

      "Bills in respect of an ROV shall be submitted on a quarterly basis to the Maintenance Authorities fifteen (15) days prior to the first date of the quarter in which they apply, save that the first quarterly bill in respect of the CIRRUS ROV will be submitted at the date of the Fourth Supplemental Agreement".

8.    PERFORMANCE OF ROV OPERATION'S

      The Cableship Operators shall with due dispatch, use reasonable skill and care in undertaking ROV operations, but the Cableship Operators shall not be subject to any undertaking, express or implied, as to the depth or speed of burial, such performance and time being dependent on the circumstances in which the Cableship and the ROV are required to operate.

9.    USE OF ROVs FOR OUTSIDE CHARTER

(a) The Cableship Operators shall be at liberty to seek outside charter work for the ROVs. If such work requires the use of an ROV only, without a requirement for the Cableship, then the Cableship Operator shall seek the prior agreement of the Management Committee to demobilise the ROV from its Cableship. Such agreement shall not be unreasonably withheld.

(b) In the event that the Cableship Operators utilise an ROV for outside charter work, the Maintenance Authorities shall receive a daily rebate for the period during which the ROV is not available to the Maintenance Authorities. Such daily rebate will be an amount equal to the daily rate of the ROV Standing Charge calculated by dividing the ROV Standing Charge by 335.

(c) The rebate due to the Maintenance Authorities at the end of such periods of outside charter work shall be allocated to the Maintenance Authorities in accordance with Schedule P appended hereto.

(d) In the event that the Cableship is required for outside charier work without the need of an ROV, the Cableship Operator shall seek the prior permission of the Management Committee to release the Cableship only from its obligations under SEAIOCMA. Under such circumstances and if required by the Management Committee, the ROV will be demobilised at no cost to the Maintenance Authorities and shall be stored ashore in a state of operational readiness. The ROV Standing Charges will continue to be chargeable during outside charter work undertaken in accordance with this Clause 9 (d).

(e) Should the ROV be required by a Maintenance Authority whilst the Cableship is on outside charier work as envisaged in Clause 9(d) above, the Cableship Operator shall assist the Maintenance Authority that requires the ROV in sourcing a suitable vessel of opportunity on which to mobilise the ROV. All costs incurred in providing a suitable vessel of opportunity, including but not limited to the cost of fitout of the vessel and mobilisation of the ROV shall be charged as ROV Running Costs as detailed in Schedule O.

10.   LOSS OF ROVs

(a) In the event that an ROV is lost or becomes a constructive or actual loss, the Cableship Operator responsible for the operation of that ROV shall immediately notify all Parties, and shall use reasonable endeavours to secure an equivalent facility. If such a facility is available, the Parties agree to negotiate in good faith the terms and conditions for the provision of such a facility with the relevant Cableship Operator.

(b) Should the Parties not agree to the provision of an equivalent facility, the ROV Standing Charge in respect of the lost ROV will cease to be charged as of the date of such loss.

11.   PREVIOUS AGREEMENTS

      Prior to the date of this Agreement, certain Parties hereto had rights and obligations under the CIRRUS ROV Insurance Premium Scheme. It is hereby agreed by the Parties that all rights and obligations under the CIRRUS ROV Insurance Premium Scheme shall terminate when the CIRRUS ROV is incorporated into SEAIOCMA in accordance with Clause 2(b) of this Fourth Supplemental Agreement, and that this Agreement shall supersede the CIRRUS ROV Insurance Premium Scheme, provided always that such termination shall not in any way prejudice any rights and remedies which may have accrued to any Party prior to the date of such termination.

12.   PRIORITY ARRANGEMENTS

      The following sub-clause shall be incorporated in SEAIOCMA as new Clause 11(b)(iv);

      "The priority of repair procedures in Schedule M are to be followed in all instances of simultaneous cable failures unless other arrangements are agreed by the Maintenance Authorities involved."

13.   MISCELLANEOUS

      The provisions of this Fourth Supplemental Agreement shall come into effect on 1st October 1995 and shall continue thereafter until SEAIOCMA is terminated, or expires, whichever is the sooner.

      Except as herein amended, all terms, covenants, provisions and conditions set out and provided in SEAIOCMA, and the First and Second and Third Supplementals thereto shall continue to apply and shall remain in full force and effect between the Parties.

      This Fourth Supplemental Agreement shall be executed by each of the Parties in twenty (20) counterparts and each thereof when so executed and delivered shall be an original and such parts shall together (as well as separately) constitute one and the same instrument.

IN WITNESS WHEREOF the Parties have severally subscribed these presents or caused them to be subscribed in their names and on their behalf by their duly authorised officers.

SIGNED:

For and on behalf of
THE COMMUNICATIONS AUTHORITY                  Attest                 Date
OF THAILAND


 ...................................       ...............       ...............

For and on behalf of
EASTERN TELECOMMUNICATIONS                    Attest                 Date
PHILIPPINES INC.


 ...................................       ...............       ...............

For and on behalf of
HONG KONG TELECOM INTERNATIONAL               Attest                 Date
LIMITED


 ...................................       ...............       ...............

For and on behalf of
INTERNATIONAL DIGITAL                         Attest                 Date
COMMUNICATIONS


 ...................................       ...............       ...............

For and on behalf of
INTERNATIONAL TELECOMMUNICATION               Attest                 Date
DEVELOPMENT CORPORATION


 ...................................       ...............       ...............

For and on behalf of
JABATAN TELEKOM OF BRUNEI                     Attest                 Date
DARUSSALAM


 ...................................       ...............       ...............

For and on behalf of
KOKUSAI DENSHIN DENWA CO. LTD                 Attest                 Date


 ...................................       ...............       ...............

For and on behalf of
OFFICE DES POSTES ET                          Attest                 Date
TELECOMMUNICATIONS


 ...................................       ...............       ...............

For and on behalf of
PHILIPPINE LONG DISTANCE                      Attest                 Date
TELEPHONE COMPANY


 ...................................       ...............       ...............

For and on behalf of
P.T (PESERO) INDONESIAN SATELLITE             Attest                 Date
CORPORATION


 ...................................       ...............       ...............

For and on behalf of
PT TELEKOMUNIKASI INDONESIA                   Attest                 Date


 ...................................       ...............       ...............

For and on behalf of
TELSTRA CORPORATION LIMITED                   Attest                 Date
ACN 051 775 556


 ...................................       ...............       ...............

For and on behalf of
TELEKOM MALAYSIA BERHAD                       Attest                 Date


 ...................................       ...............       ...............

For and on behalf of
SINGAPORE TELECOMMUNICATIONS                  Attest                 Date
LIMITED


 ...................................       ...............       ...............

For and on behalf of
SRI LANKA TELECOM                             Attest                 Date


 ...................................       ...............       ...............

For and on behalf of
VIDESH SANCHAR                                Attest                 Date
NIGAM LIMITED


 ...................................       ...............       ...............

For and on behalf of
VIETNAM POSTES ET                             Attest                 Date
TELECOMMUNICATIONS CORPORATION


 ...................................       ...............       ...............

For and on behalf of
ASEAN CABLESHIP PRIVATE LIMITED               Attest                 Date


 ...................................       ...............       ...............

For and on behalf of
CABLE & WIRELESS (MARINE) LIMITED             Attest                 Date


 ...................................       ...............       ...............

For and on behalf of
SEMBAWANG CABLE DEPOT PRIVATE                 Attest                 Date
LIMITED


 ...................................       ...............       ...............

                                                                SCHEDULE N
                                                                Issue 1
                                                                October 1st 1995

                         TARGET SPECIFICATION OF NEW ROV

The ROV systems will be principally required to perform the following tasks:

      o     Detection and tracking of surface laid and buried cable.
      o     Cable burial depth determination and logging.
      o     Cable burial.
      o     Cable deburial.
      o     Visual inspection and recording of seabed, cable and plant.
      o Manipulation of cable; cutting and attachment of grippers and lifiness.
      o     General seabed and cable route survey.
      o     Debris clearance.
      o     Placement and recovery of acoustic and sonar markers.

To accomplish these operations, the systems will consist of the following modules:

      o     Remotely operated vehicle (ROV).
      o     Cable detection systems.
      o     Cable burial and recovery tools.
      o     Launch and recovery system.
      o     Umbilical, winch and associated equipment.
      o     Surface control equipment.
      o     Acoustic vehicle location and navigation system.
      o     Electrical power distribution system.
      o     Remote observation centre.

Outline Specification

                Parameter              Specification

                Working depth:         2000 metres.

                Bury cable to:         Up to 1 metre in soils up to 50kPa.

                Cable types:           Lightweight and armoured.

                Maximum cable size:    110mm diameter

                Expose cable from:     1.2 metres under seabed.

                Burial speed:          50 m/hr minimum at max. soil strength
                                       200 m/hr minimum in non-cohesive
                                       material.

                Tools:                 Two manipulators.
                                       Gripper and cutter attachments.
                                       Cable detection system.
                                       Deployable acoustic beacons and
                                       detector.

                                                                SCHEDULE 0
                                                                Issue 1
                                                                October 1st 1995

                                ROV RUNNING COSTS

The ROV Running Costs comprise the additional costs incurred over and above the ROV Standing Charges as a direct result of the use of an ROV for any operation undertaken under the Agreement including but not limited to:

      (i) The salaries, wages, allowances, pension fund contributions, travel and accommodation costs of such additional officers (over and above the two ROV officers permanently assigned to the Cableship), crew or other personnel necessary to increase the ROV complement from standby to an operational status.

      (ii) The cost of replenishing expendable operating equipment lost or damaged during operations.

      (iii) "At sea" insurance premiums if applicable.

      (iv) The costs of supplying and fitting out a vessel of opportunity and mobilisation of an ROV pursuant to Clause 9(e) of the Fourth Supplemental Agreement.

      (v) An administrative allowance equal to ten (10) percent of the charges defined above.

                                                             SCHEDULE P (Text)
                                                             Issue 1
                                                             October 1st 1995

                         ROV STANDING CHARGE ALLOCATION

1. The ROV Standing Charge will be allocated to each Scheduled Cable in accordance with the ROV cost allocation formula which is defined as follows:

      ROV Accounting Units ("RAUs") = L1 / 0.5L2 / 4B

      where:

      o     L1 = Unburied cable length in water depths between 0-1000 metres.

      o     L2 = Unburied cable length in water depths between 1000-2000 metres.

      o     B = Total buried cable length.

2.    L1, L2, and B, above, will be adjusting according to the following rules:

      (i) Where a Scheduled Cable or part of a Scheduled Cable is 2,000 nautical miles or more or more from the base port of the Cableship in its Normal Operating Zone, for the purposes of allocating ROV Standing Charges, the amount of the Scheduled Cable beyond 2,000 nautical miles shall be considered half its actual length, and this added to the cable length within 2,000 nautical miles shall be used in calculating L1, L2, and B.

      (ii) For Scheduled Cables that carry wholly or partially domestic traffic, the following formula shall apply for RAU calculation purposes:

            Z = Y/2 x X

            Where:

      o X = Chargeable Sheath Mileage of a Scheduled Cable between landing points (after adjustment calculated in accordance with para 2(i) above).

      o Y = The ratio of domestic circuits to all used circuits carried on the Scheduled Cable.

      o     Z = The discounted section of the Scheduled Cable.

            X - Z is the cable length to be used in the calculation of L1, L2, and B for determining the allocation of ROV Standing Charges.

3. The attached tables, 'ROV Cost Allocation to Scheduled Cables', show the ROV Standing Charge allocation to each Scheduled Cable calculated on the basis of (l) and (2) above, and the billing and liability for payment parties for each Scheduled Cable. These tables will be amended as necessary from time to time.

--------------------------------------------------------------------------------------------

                                           ROV COST ALLOCATION TO SCHEDULED CABLES

--------------------------------------------------------------------------------------------
                                                 E          L1                       L2
                                            Chargeable   Unburied   Chargeable    Unburied
                            Total Sheath      Sheath      Length        L1         Length
   Cable System             Mileage (NM)   Mileage (NM)   0-1000m      (NM)      1OOO-2000m
--------------------------------------------------------------------------------------------
SEA-ME-WE 'A'                     342            342      342.00      342.00            0.00
---------------------------
SEA-ME-WE 'B'                    1420           1420      210.00      210.00          156.00
---------------------------
SEA-ME-WE 'C'*                   2336           1410      126.00       72.00          144.00
---------------------------
SIN-HON-TAI 'A'                  1617           1617      650.40      650.40          236.10
---------------------------
SIN-HON-TAI 'B'                   728            728      270.50      270.50           45.40
---------------------------
A-I-S 'A'*                       1850           1122       71.00       43.06           52.00
---------------------------
A-I-S 'B'                         539            539      532.90      532.90            0.00
---------------------------
ASEAN M S-T (S M)                 223            223       38.74       38.74            0.00
---------------------------
ASEAN M S-T (M-T)                 330            330       48.56       48.56            0.00
---------------------------
ASEAN P-S                        1502           1502      582.40      582.40           63.70
---------------------------
ASEAN I-S                         569            569      178.20      178.20            0.00
---------------------------
IOCOM                            1349           1349      319.64      319.64          148.70
---------------------------
                                  475            475      199.20      199.20          123.20
---------------------------
I AII U                           552            552      105.50      105.50           16.00
---------------------------
I AIGU*                          1664            832       86.40       43.20           38.80
---------------------------
KUANIAN KUCHING*                  466            233        6.48        3.24            0.00
---------------------------
HJK                              1082           1082      114.90      114.90           92.11
---------------------------
HONTAI 2                          395            395       98.70       98.70            1.80
---------------------------
KUANIAN KOIAKINABALU*             803            502      244.70      152.98          184.80
---------------------------
SURABYA-BANJARMASIN*              209            105        8.70        4.37            0.00
---------------------------
B-S                               843            843      106.40      106.40          102.10
---------------------------
B M P B1                          126            126       13.80       13.80           41.15
---------------------------
B M-P B2                           85             85       26.07       26.07            7.05
---------------------------
B M-P B3                          607            607       30.59       30.59          252.51
---------------------------


-----------------------------------------------------------------------------------------------------------
                                                                   SCHEDULE P
                                                                   Issue 1 (Page 1 of 8)
                                                                   October 1st 1995
-----------------------------------------------------------------------------------------------------------
                                                                       ROV
                             Chargeable       B                    Accounting
                                 L2         Buried   Chargeable B     Units        Cost Allocation to each
   Cable System                 (NM)        Length      (NM)          (RAUs)         Scheduled Cables (%)
-----------------------------------------------------------------------------------------------------------
SEA-ME-WE 'A'                      0.00        0.00          0.00      342.00               1.624%
---------------------------
SEA-ME-WE 'B'                    156.00        0.00          0.00        0.00               288.00
---------------------------
SEA-ME-WE 'C'*                    78.00        0.00          0.00      111.00               0.527%
---------------------------
SIN-HON-TAI 'A'                  236.10      110.50        110.50      120.10               120.10
---------------------------
SIN-HON-TAI 'B'                   45.40      120.10        120.10      773.60               3.613%
---------------------------
A-I-S 'A'*                        31.54        0.00          0.00       58.83               0.279%
---------------------------
A-I-S 'B'                          0.00        0.00          0.00      532.90               2.530%
---------------------------
ASEAN M S-T (S M)                  0.00      171.26        171.26      723.28               3.434%
---------------------------
ASEAN M S-T (M-T)                  0.00      278.21        278.21     1161.40               5.514%
---------------------------
ASEAN P-S                         63.70        0.00          0.00      614.25               2.916%
---------------------------
ASEAN I-S                          0.00      390.80        390.80     1741.40               8.267%
---------------------------
IOCOM                            148.70       82.90         82.90      725.59               3.445%
---------------------------
                                 123.20        0.00          0.00      260.80               1.238%
---------------------------
I AII U                           16.00        0.00          0.00      113.50               0.539%
---------------------------
I AIGU*                           19.40        0.00          0.00       52.90               0.251%
---------------------------
KUANIAN KUCHING*                   0.00      445.90        222.95      895.04               4.429%
---------------------------
HJK                               92.11       30.40         30.40      282.56               1.341%
---------------------------
HONTAI 2                           1.80      159.20        159.20      736.40               3.496%
---------------------------
KUANIAN KOIAKINABALU*            115.53      288.07        180.09      931.09               4.420%
---------------------------
SURABYA-BANJARMASIN*               0.00      200.30        100.63      406.89               1.932%
---------------------------
B-S                              102.10      567.20        567.20     2426.25              11.519%
---------------------------
B M P B1                          41.15       49.64         49.64      232.94               1.106%
---------------------------
B M-P B2                           7.05       45.45         45.45      211.40               1.004%
---------------------------
B M-P B3                         252.51       19.52         19.52      234.93               1.115%
---------------------------

--------------------------------------------------------------------------------------------

                                           ROV COST ALLOCATION TO SCHEDULED CABLES

--------------------------------------------------------------------------------------------
                                                 E          L1                       L2
                                            Chargeable   Unburied   Chargeable    Unburied
                            Total Sheath      Sheath      Length        L1         Length
   Cable System             Mileage (NM)   Mileage (NM)   0-1000m      (NM)      1OOO-2000m
--------------------------------------------------------------------------------------------
TP 1 TAIWAN-PENGFU*                47             24        1.50        0.77           0.00
---------------------------
TM 1 TAYUAN-MATZ*                 149             75        1.90        0.96           0.00
---------------------------
PK 1 PENFU-KINMEN*                 80             40        1.90        0.95           0.00
---------------------------
APC Seg B1 (S-B1)                 102            102       90.35       90.35           0.00
---------------------------
APC Seg B2 (K-B1)                 160            160        0.00        0.00           0.00
---------------------------
APC Seg B3 (B1-2)                1290           1290      396.75      396.75         190.67
---------------------------
APC Seg B4(H-B2)                  225            225        8.86        8.86          39.94
---------------------------
APC Seg B5 (B2-3)                 717            717        0.00        0.00          73.01
---------------------------
APC Seg B6 (T-B3)                 196            196       96.98       96.68           4.18
---------------------------
APC Seg B7 (B3-N)                 236            236        0.00        0.00          97.48
---------------------------
SEA-ME-WE 2 (SEG 1)               555            555      528.00      528.00           0.00
---------------------------
SEA-ME-WE 2 (SEG 2.1)            2037           2037      130.00      130.00          38.00
---------------------------
SEA-ME-WE 2 (SEG 2.2)              31             31       18.00       18.00          14.00
---------------------------
SEA-ME-WE 2 (SEG 2.3)*            842            647        0.00        0.00         130.00
---------------------------
SEA-ME-WE 2 (SEG 2.4)*            405            203       28.00       14.00          12.00
---------------------------
SEA-ME-WE 2 (SEG 2.5)            1564            782      102.00       51.00         310.00
---------------------------
MALAYSIA DOM SOUTH*              1271            636       72.96       36.51         284.64
---------------------------


-----------------------------------------------------------------------------------------------------------
                                                                   SCHEDULE P
                                                                   Issue 1 (Page 2 of 8)
                                                                   October 1st 1995
-----------------------------------------------------------------------------------------------------------
                                                                       ROV
                             Chargeable       B                    Accounting
                                 L2         Buried   Chargeable B     Units        Cost Allocation to each
   Cable System                 (NM)        Length      (NM)         (RAU's)         Scheduled Cables (%)
-----------------------------------------------------------------------------------------------------------
TP 1 TAIWAN-PENGFU*                0.00         45.50       23.23      93.70                0.445%
---------------------------
TM 1 TAYUAN-MATZ*                  0.00        147.10       74.04     297.13                1.411%
---------------------------
PK 1 PENFU-KINMEN*                 0.00         78.10       39.05     157.15                0.746%
---------------------------
APC SEG B1 (S-B1)                  0.00          5.35        5.35     111.75                0.531%
---------------------------
APC Seg B2 (K-B1)                  0.00        158.17      158.17     632.68                3.004%
---------------------------
APC Seg B3 (B1-2)                190.67          0.00        0.00     492.09                2.336%
---------------------------
APC Seg B4(H-B2)                  39.94        141.65      141.65     595.43                2.827%
---------------------------
APC Seg B5 (B2-3)                 73.01          0.00        0.00      36.51                0.173%
---------------------------
APC Seg B6 (T-B3)                  4.18          0.00        0.00      99.07                0.470%
---------------------------
APC Seg B7 (B3-N)                 97.48          0.00        0.00      48.74                0.231%
---------------------------
SEA-ME-WE 2 (SEG 1)                0.00         28.00       28.00     640.00                3.038%
---------------------------
SEA-ME-WE 2 (SEG 2.1)             38.00         12.00       12.00     197.00                0.935%
---------------------------
SEA-ME-WE 2 (SEG 2.2)             14.00          0.00        0.00      25.00                0.119%
---------------------------
SEA-ME-WE 2 (SEG 2.3)*           115.00          0.00        0.00      57.50                0.273%
---------------------------
SEA-ME-WE 2 (SEG 2.4)*             6.00        115.00       57.50     247.00                1.173%
---------------------------
SEA-ME-WE 2 (SEC 2.5)            155.00          0.00        0.00     128.50                0.610%
---------------------------
MALAYSIA DOM SOUTH*              142.43      1,013.93      507.36    2137.18               10.146%
---------------------------------------------------------------------------------------------------------
                                                       Total RAUs   21063.80              100.000%
---------------------------------------------------------------------------------------------------------
* Discounted in accordance with Schedule D2 Pages 1-4
ROV Accounting Units (RAUs) = L1 + 0.5L2 + 4B
---------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

                                                          ROV COST ALLOCATION TO SCHEDULED CABLES
                                                                  Liability for Payment
-----------------------------------------------------------------------------------------------------------------------------
                                   Allocation
                                     to each
                       Total        Scheduled    SING            INDO
 Cable System          RAUs         Cable (%)     TEL     TM      SAT    CAT    SLT    VSNL    OPT    HKTI     ETPI     KDD
-----------------------------------------------------------------------------------------------------------------------------
SEA-ME-WE 'A'         342.00           1.624%    0.812%          0.812%
------------------
SEA-ME-WE 'B'         288.00           1.367%                    0.684%                0.684%
------------------
SEA-ME-WE 'C'         111.00           0.527%                                  0.263%          0.263%
------------------
SIN-HON-TAI 'A'      1210.45           5.747%    2.873%                                               2.873%
------------------
SIN-HON-TAI 'B'       773.60           3.673%                                                         1.863%
------------------
A-I-S 'A'*             58.58           0.279%                    0.140%
------------------
A-I-S 'B'             532.90           2.530%    1.265%          1.265%
------------------
ASEAN MSI (S M)       723.28           3.434%    0.955%   0.955%         1.525%
------------------
ASEAN MSI (LI-I)     1161.40           5.514%    1.533%   1.533%         2.448%
------------------
ASEAN P S             614.25           2.916%    1.458%                                                        1.458%
------------------
ASEAN I S            1741.40           8.267%    4.134%          4.134%
------------------
IOCOM                 725.59           3.445%             1.722%                       1.722%
------------------
LUHO                  260.80           1.238%                                                         0.413%   0.413%   0.413%
------------------
IAILU                 113.50           0.935%                                                                  0.269%
------------------
IAIGU                  52.90           0.251%
------------------
KUANIAN KUCH          895.04           4.249%             4.249%
------------------
HJK                   282.56           1.341%                                                         0.671%            0.671%
------------------
HONJAI                736.40           3.496%                                                         1.748%
------------------
KUANIAN-KK            931.09           4.420%             4.420%
------------------
SURABYA-BANJ          406.89           1.932%
------------------
B-S                  2426.25          11.519%    5.759%
------------------
B M P B1              232.94           1.106%             0.368%
------------------
B M-P B2              211.40           1.004%             0.335%
------------------
B M-P B3              234.93           1.115%             0.371%
------------------

---------------------------------------------------------------------------------------------------
                                                              SCHEDULE P
                                                              Issue 1 (Page 3 of 8)
                                                              October 1st 1995
---------------------------------------------------------------------------------------------------


                                 TELS                         PT
 Cable System          ITDC      TRN        JTB       PLDT    TEL    IDC    VNPT    TOTAL
--------------------------------------------------------------------------------------------
SEA-ME-WE 'A'                                                                         1.624%
------------------
SEA-ME-WE 'B'                                                                         1.367%
------------------
SEA-ME-WE 'C'                                                                         0.527%
------------------
SIN-HON-TAI 'A'                                                                       5.747%
------------------
SIN-HON-TAI 'B'         1.836%                                                        3.673%
------------------
A-I-S 'A'*                       0.140%                                               0.279%
------------------
A-I-S 'B'                                                                             2.530%
------------------
ASEAN MSI (S M)                                                                       3.434%
------------------
ASEAN MSI (LI-I)                                                                      5.514%
------------------
ASEAN P S                                                                             2.916%
------------------
ASEAN I S                                                                             2.267%
------------------
IOCOM                                                                                 3.445%
------------------
LUHO                                                                                  1.238%
------------------
IAILU                   0.269%                                                        0.539%
------------------
IAIGU                   0.251%                                                        0.251%
------------------
KUANIAN KUCH                                                                          4.249%
------------------
HJK                                                                                   1.341%
------------------
HONJAI                 1.748%                                                         3.496%
------------------
KUANIAN-KK                                                                            4.420%
------------------
SURABYA-BANJ                                                   1.932%                 1.932%
------------------
B-S                                          5.759%                                  11.519%
------------------
B M P B1                                     0.368%    0.369%                         1.106%
------------------
B M-P B2                                     0.334%    0.334%                         1.004%
------------------
B M-P B3                                     0.373%    0.371%                         1.115%
--------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                                  ROV COST ALLOCATION TO SCHEDULED CABLES
                                                                                            Liability for Payment
------------------------------------------------------------------------------------------------------------------------------------
                                Allocation
                                  to each
                       Total     Scheduled    SING              INDO
 Cable System          RAUs      Cable (%)     TEL     TM        SAT     CAT       SLT     VSNL     OPT    HKTI     ETPI     KDD
-------------------
TP 1                   93.70      0.445%
-------------------
TM 1                  297.13      1.411%
-------------------
PK 1                  157.15      0.746%
-------------------
APC B1 (S B1)         111.75      0.531%     0.088%    0.088%                                               0.088%          0.088%
-------------------
APC B2 (K B1)         632.68      3.004%     0.501%    0.501%                                               0.501%          0.501%
-------------------
APC B3 (B1-2)         492.09      2.336%     0.389%    0.389%                                               0.389%          0.389%
-------------------
APC B4 (H B2)         595.43      2.827%     0.471%    0.471%                                               0.471%          0.471%
-------------------
APC B5 (B2-3)          36.51      0.173%     0.029%    0.029%                                               0.029%          0.029%
-------------------
APC B6 (I-B3)          99.07      0.470%     0.078%    0.078%                                               0.078%          0.078%
-------------------
APC B7 (B3-N)          48.74      0.231%     0.039%    0.039%                                               0.039%          0.039%
-------------------
SEA-ME-WE 2 (S1)      640.00      3.038%     0.608%             0.608%            0.608%   0.608%   0.608%
-------------------
SEA-ME-WE 2 (2.1)     197.00      0.935%     0.187%             0.187%            0.187%   0.187%   0.187%
-------------------
SEA-ME-WE 2 (2.2)      25.00      0.119%     0.024%             0.024%            0.024%   0.024%   0.024%
-------------------
SEA-ME-WE 2 (2.3)      57.50      0.273%     0.055%             0.055%            0.055%   0.055%   0.055%
-------------------
SEA-ME-WE 2 (2.4)     247.00      1.173%     0.235%             0.235%            0.235%   0.235%   0.235%
-------------------
SEA-ME-WE 2 (2.5)     128.50      0.610%     0.122%             0.122%            0.122%   0.122%   0.122%
-------------------
MSIA DOM SOUTH       2137.18     10.146%             10.146%
------------------------------------------------------------------------------------------------------------------------------------
Total               21063.80    100.000%    21.613%  25.696%   8.263%   3.973%   1.493%   3.636%   1.493%  9.136%  2.140%  2.679%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                        SCHEDULE P
                                                                        Issue 1 (Page 4 of 8)
                                                                        October 1st 1995
--------------------------------------------------------------------------------------------
                               TELS                             PT           SWM
 Cable System       ITDC       TRA      JTB      PLDT   TEL    IDC    VNPT   CPV    TOTAL
-----------------
TP 1                0.445%                                                           0.445%
-----------------
TM 1                1.411%                                                           1.411%
-----------------
PK 1                0.746%                                                           0.746%
-----------------
APC B1 (S B1)       0.088%                                                 0.088%    0.531%
-----------------
APC B2 (K B1)       0.501%                                                 0.501%    3.004%
-----------------
APC B3 (B1-2)       0.389%                                                 0.389%    2.336%
-----------------
APC B4 (H B2)       0.471%                                                 0.471%    2.827%
-----------------
APC B5 (B2-3)       0.029%                                                 0.029%    0.173%
-----------------
APC B6 (I-B3)       0.078%                                                 0.078%    0.470%
-----------------
APC B7 (B3-N)       0.039%                                                 0.039%    0.231%
-----------------
SEA-ME-WE 2 (S1)                                                                     3.038%
-----------------
SEA-ME-WE 2 (2.1)                                                                    0.935%
-----------------
SEA-ME-WE 2 (2.2)                                                                    0.119%
-----------------
SEA-ME-WE 2 (2.3)                                                                    0.273%
-----------------
SEA-ME-WE 2 (2.4)                                                                    1.173%
-----------------
SEA-ME-WE 2 (2.5)                                                                    0.610%
-----------------
MSIA DOM SOUTH                                                                      10.146%
-------------------------------------------------------------------------------------------
Total               8.302%   0.140%   6.834%    1.75%   1.932%   1.595%    0.000%  100.000%
-------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

                                                                                  ROV COST ALLOCATION TO SCHEDULED CABLES
                                                                                 Billing Parties (CWM Operated Facilities)
--------------------------------------------------------------------------------------------------------------------------------
                                   Allocation
                                     to each
                       Total        Scheduled    SING            INDO
 Cable System          RAUs         Cable (%)     TEL     TM      SAT    CAT       SLT    VSNL    OPT    HKT1     ETPI     KDD
--------------------------------------------------------------------------------------------------------------------------------
SEA-ME-WE 'A'         342.00         1.624%
-----------------
SEA-ME-WE 'B'         288.00         1.367%
-----------------
SEA-ME-WE 'C'         111.00         0.527%                                                              5.747%
-----------------
SIN-HON-TAI 'A'      1210.45         5.747%                                                              3.673%
-----------------
SIN-HON-TAI 'B'       773.60         3.673%
-----------------
A-I-S 'A'              58.83         0.279%                       0.139%
-----------------
A-I-S 'B'             532.90         2.530%      1.265%           1.265%
-----------------
ASEAN MST (S-M)       732.28         3.434%      0.955%   0.955%          1.524%
-----------------
ASEAN MAST (M-1)     1161.40         5.514%      1.533%   1.533%          2.448%
-----------------
ASEAN P-S             614.25         2.916%      1.458%                                                             1.458%
-----------------
ASEAN I-S            1741.40         8.267%      4.134%           4.133%
-----------------
IOCOM                 725.59         3.445%               3.445%
-----------------
LUHO                  260.80         1.238%                                                              1.238%
-----------------
IAILU                 113.50         0.539%                                                                         0.539%
-----------------
IAIGU                  52.90         0.251%
-----------------
KUANIAN KUCH          895.04         4.249%               4.249%
-----------------
HJK                   282.56         1.341%                                                              1.341%
-----------------
HONTAIZ               736.40         3.496%                                                              3.496%
-----------------
KUANIAN-KK            931.09         4.420%               4.420%
-----------------
SURABAYA-BANJ         406.89         1.932%      5.760%
-----------------
B-S                  2426.25        11.519%
-----------------
B-M-P B1              232.94         1.106%               0.369%
-----------------
B-M-P B2              211.40         1.004%               0.335%
-----------------
B-M-P B3              234.93         1.115%               0.371%
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                        SCHEDULE P
                                                                        Issue 1 (Page 5 of 8)
                                                                        October 1st 1995
---------------------------------------------------------------------------------------------
                               TELS                          PT
 Cable System       ITDC       TRA         JTB       PLDT    TEL    IDC    VNPT      TOTAL
-----------------
SEA-ME-WE 'A'                                                               1.624%   1.624%
-----------------
SEA-ME-WE 'B'                                                               1.367%   1.367%
-----------------
SEA-ME-WE 'C'                                                               0.527%   0.527%
-----------------
SIN-HON-TAI 'A'                                                                      5.747%
-----------------
SIN-HON-TAI 'B'                                                                      3.673%
-----------------
A-I-S 'A'                                                                            0.279%
-----------------
A-I-S 'B'                                                                            2.530%
-----------------
ASEAN MST (S-M)                                                                      3.434%
-----------------
ASEAN MAST (M-1)                                                                     5.514%
-----------------
ASEAN P-S                                                                            2.916%
-----------------
ASEAN I-S                                                                            8.267%
-----------------
IOCOM                                                                                3.445%
-----------------
LUHO                                                                                 1.238%
-----------------
IAILU                                                                                0.539%
-----------------
IAIGU               0.251%                                                           0.251%
-----------------
KUANIAN KUCH                                                                         4.249%
-----------------
HJK                                                                                  1.341%
-----------------
HONTAIZ                                                                              3.496%
-----------------
KUANIAN-KK                                                                           4.420%
-----------------
SURABAYA-BANJ                                                                        1.932%
-----------------
B-S                                         5.759%            1.932%                11.519%
-----------------
B-M-P B1                                    0.368%    0.369%                         1.106%
-----------------
B-M-P B2                                    0.335%    0.334%                         1.004%
-----------------
B-M-P B3                                    0.372%    0.372%                         1.115%
---------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

                                              ROV COST ALLOCATION TO SCHEDULED CABLES
                                             Billing Parties (CWM Operated Facilities)
------------------------------------------------------------------------------------------------------------------------------
                                   Allocation
                                     to each
                       Total        Scheduled    SING            INDO
 Cable System          RAUs         Cable (%)     TEL     TM      SAT    CAT    SLT    VSNL    OPT    HKTI     ETPI     KDD
------------------------------------------------------------------------------------------------------------------------------
TP 1                    93.70           0.445%
TM 1                   297.13           1.411%
PK 1                   157.15           0.746%
APC B1 (S-B1)          111.75           0.531%                                                        0.531%
APC B2 (K-B1)          632.68           3.004%                                                        3.004%
APC B3 (B1-2)          492.09           2.336%                                                        2.336%
APC B4 (H-B2)          595.43           2.827%                                                        2.827%
APC B5 (B2-3)           36.51           0.173%                                                        0.173%
APC B6 (T-B3)           99.07           0.470%                                                        0.470%
APC B7 (B3-N)           48.74           0.231%                                                        0.231%
SEA-ME-WE 2 (S1)       640.00           3.038%
SEA-ME-WE 2 (2.1)      197.00           0.935%
SEA-ME-WE 2 (2.2)       25.00           0.119%
SEA-ME-WE 2 (2.3)       57.50           0.273%
SEA-ME-WE 2 (2.4)      247.00           1.173%
SEA-ME-WE 2 (2.5)      128.50           0.610%
MSIA DOM SOUTH        2137.18          10.146%           10.146%
Total                21063.80         100.000%   24.677% 25.823%  5.537% 3.972% 0.000% 0.000% 0.000% 15.105%   1.997%   0.000%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                            SCHEDULE P
                                                            Issue 1 (Page 6 of 8)
                                                            October 1st 1995
------------------------------------------------------------------------------------------------------


                                  TELS                       PT                       SWM
 Cable System            ITDC     TRA       JTB      PLDT    TEL     IDC      VNPT    CBP     TOTAL
------------------------------------------------------------------------------------------------------
TP 1                     0.445%                                                                 0.445%
TM 1                     1.411%                                                                 1.411%
PK 1                     0.746%                                                                 0.746%
APC B1 (S-B1)                                                                                   0.531%
APC B2 (K-B1)                                                                                   3.004%
APC B3 (B1-2)                                                                                   2.336%
APC B4 (H-B2)                                                                                   2.827%
APC B5 (B2-3)                                                                                   0.173%
APC B6 (T-B3)                                                                                   0.470%
APC B7 (B3-N)                                                                                   0.231%
SEA-ME-WE 2 (S1)                                                                      3.038%    3.038%
SEA-ME-WE 2 (2.1)                                                                     0.935%    0.935%
SEA-ME-WE 2 (2.2)                                                                     0.119%    0.119%
SEA-ME-WE 2 (2.3)                                                                     0.273%    0.273%
SEA-ME-WE 2 (2.4)                                                                     1.173%    1.173%
SEA-ME-WE 2 (2.5)                                                                     0.610%    0.610%
MSIA DOM SOUTH                                                                                 10.146%
Total                   2.853%    0.140%    6.834%   1.075%  1.932%  0.000%   0.000%  9.666%  100.000%
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

                                              ROV COST ALLOCATION TO SCHEDULED CABLES
                                             Billing Parties (ACPL Operated Facilities)
------------------------------------------------------------------------------------------------------------------------------
                                Allocation
                                 to each
                       Total     Scheduled    SING            INDO
 Cable System          RAUs      Cable (%)     TEL     TM      SAT    CAT    SLT    VSNL    OPT    HKTI     ETPI     KDD
------------------------------------------------------------------------------------------------------------------------------
SEA-ME-WE 'A'         342.00      1.624%
SEA-ME-WE 'B'         288.00      1.367%
SEA-ME-WE 'C'         111.00      0.527%
SIN-HON-TAI 'A'      1210.45      5.747%                                                           5.747%
SIN-HON-TAI 'B'       773.60      3.673%                                                           3.673%
A-I S 'A'              58.83      0.279%                      0.139%
A-I-S 'B'             532.90      2.530%    1.265%            1.265%
ASEAN MSI (S M)       723.28      3.434%    0.955%   0.955%           1.524%
ASEAN MSI (LI-I)     1161.40      5.514%    1.533%   1.533%           2.448%
ASEAN P S             614.25      2.916%    1.458%                                                          1.458%
ASEAN I S            1741.40      8.267%    4.134%            4.133%
IOCOM                 725.59      3.445%             3.445%
LUHO                  260.80      1.238%                                                           1.238%
IAILU                 113.50      0.539%                                                                    0.539%
IAIGU                  52.90      0.251%
KUANIAN KUCH          895.04      4.249%             4.249%
HJK                   282.56      1.341%                                                           1.341%
                      736.40      3.496%                                                           3.496%
KUANIAN-KK            931.09      4.420%             4.420%
SURABAYA-BANJ         406.89      1.932%
B-S                  2426.25     11.519%    5.760%
B-M-P B1              232.94      1.106%             0.369%
B-M-P B2              211.40      1.004%             0.335%
B-M-P B3              234.93      1.115%             0.371%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                            SCHEDULE P
                                                            Issue 1 (Page 7 of 8)
                                                            October 1st 1995
------------------------------------------------------------------------------------------------------


                                  TELS                       PT                       SWM
 Cable System            ITDC     TRA       JTB      PLDT    TEL     IDC      VNPT    CBP     TOTAL
------------------------------------------------------------------------------------------------------
SEA-ME-WE 'A'                                                                         1.624%   1.624%
SEA-ME-WE 'B'                                                                         1.367%   1.367%
SEA-ME-WE 'C'                                                                         0.527%   0.527%
SIN-HON-TAI 'A'                                                                                5.747%
SIN-HON-TAI 'B'                                                                                3.673%
A-I S 'A'                         0.140%                                                       0.279%
A-I-S 'B'                                                                                      2.530%
ASEAN MSI (S M)                                                                                3.434%
ASEAN MSI (LI-I)                                                                               5.514%
ASEAN P S                                                                                      2.916%
ASEAN I S                                                                                      8.267%
IOCOM                                                                                          3.445%
LUHO                                                                                           1.238%
IAILU                                                                                          0.539%
IAIGU                    0.251%                                                                0.251%
KUANIAN KUCH                                                                                   4.249%
HJK                                                                                            1.341%
                                                                                               3.496%
KUANIAN-KK                                                                                     4.420%
SURABAYA-BANJ                                                1.932%                            1.932%
B-S                                         5.759%                                            11.519%
B-M-P B1                                    0.368%   0.369%                                    1.106%
B-M-P B2                                    0.335%   0.334%                                    1.004%
B-M-P B3                                    0.372%   0.372%                                    1.115%
------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

                                              ROV COST ALLOCATION TO SCHEDULED CABLES
                                            Billing Parties (ACPL Operated Facilities)
-------------------------------------------------------------------------------------------------------------------------------
                           Allocation
                            to each
                    Total   Scheduled   SING             INDO
Cable System        RAUs    Cable (%)   TEL      TM      SAT     CAT     SLT    VSNL     OPT     HKTI    EPTI     KDD     ITDC
TP I                 93.70    0.445%                                                                                     0.445%
TM I                297.13    1.411%                                                                                     1.411%
PK I                157.15    0.746%                                                                                      0746%
APCB1 (S B1)        111.75    0.531%   0.531%
APC B2 (K B1)       632.68    3.004%   3.004%
APC B3 (Bl-2)       492.09    2.336%   2.336%
APC B4 (H B2)       595.43    2.827%   2.827%
APC B5 (B2-3)        36.51    0.173%   0.173%
APC B6 (I-B3)        99.07    0.470%   0.470%
APC B7 (B3-N)        48.74    0.231%   0.231%
SEA-ME-WE 2 (S1)    640.00    3.038%
SEA-ME-WE 2 (2.1)   197.00    0.935%
SEA-ME-WE 2 (2.2)    25.00    0.119%
SEA-ME-WE 2 (2.3)    57.50    0.273%
SEA-ME-WE 2 (2.4)   247.00    1.173%
SEA-ME-WE 2 (2.5)   128.50    0.610%
MSIA DOM SOUTH     2137.18   10.146%           10.146%
Total             21063.80  100.000%  24.677%  25.823%  5.537%  3.972%  0.000%  0.000%  0.000%  15.495%  1.997%  0.000%  2.853%
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                                      SCHEDULE P
          ROV COST ALLOCATION TO SCHEDULED CABLES     Issue 1 (Page 8 of 8)
        Billing Parties (ACPL Operated Facilities)    October 1st 1995
------------------------------------------------------------------------------------


                     TELS                                            SMW
Cable System          TRA    JTB     PLDT   PT TEL    IDC    VNPT    CBP      TOTAL
TP I                                                                          0.445%
TM I                                                                          1.411%
PK I                                                                          0.746%
APCB1 (S B1)                                                                  0.531%
APC B2 (K B1)                                                                 3.004%
APC 133 (Bl-2)                                                                2.336%
APC B4 (H B2)                                                                 2.827%
APC 135 (B2-3)                                                                0.173%
APC B6 (1-B3)                                                                 0.470%
APC B7 (B3-N)                                                                 0.231%
SEA-ME-WE 2 (S1)                                                    3.038%    3.038%
SEA-ME-WE 2 (2.1)                                                   0.935%    0.935%
SEA-ME-WE 2 (2.2)                                                   0.119%    0.119%
SEA-ME-WE 2 (2.3)                                                   0.273%    0.273%
SEA-ME-WE 2 (2.4)                                                   1.173%    1.173%
SEA-ME-WE 2 (2.5)                                                   0.610%    0.610%
MSIA DOM SOUTH                                                               10.146%
Total               0.140%  6.834%  1.075%  1.932%  0.000%  0.000%  9.666%  100.000%
------------------------------------------------------------------------------------